UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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MSG Networks Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAMES L. DOLAN

Executive Chairman

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders which is being held on Friday, December 11, 2015 at 10:00 a.m. Eastern Time at The Paley Center for Media located at 25 West 52nd Street, New York, NY 10019.

In addition to the matters described in the proxy statement, we will report on the Company’s activities. You will have an opportunity to ask questions and to meet your directors and executives.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number, over the Internet or by mailing a proxy card. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope that is provided.

Sincerely yours,

James L. Dolan

Executive Chairman

October 28, 2015

MSG NETWORKS INC., 11 PENNSYLVANIA PLAZA, NEW YORK, NY 10001

PROXY STATEMENT

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

MSG Networks Inc.

The Annual Meeting of Stockholders of MSG Networks Inc. (formerly, The Madison Square Garden Company, and which we refer to as the “Company”) will be held at The Paley Center for Media, located at 25 West 52nd Street, New York, NY on Friday, December 11, 2015, at 10:00 a.m. Eastern Time to consider and vote upon the following proposals:

1.	Election of directors.
2.	Ratification of the appointment of our independent registered public accounting firm.
3.	Approval of the Company’s 2010 Employee Stock Plan, as amended.
4.	Approval of the Company’s 2010 Cash Incentive Plan, as amended.
5.	Approval of the Company’s 2010 Stock Plan for Non-Employee Directors, as amended.
6.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 21, 2015 may vote at the meeting.

Your vote is important to us. Even if you plan on attending the annual meeting in person, we recommend that you vote as soon as possible by telephone, over the Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

An admission ticket will be required if you wish to attend the annual meeting in person. For more details, please see “General Information — How do I attend the 2015 Annual Meeting in person and what identification must I show?”

By order of the Board of Directors,

LAWRENCE J. BURIAN Executive Vice President, General Counsel and Secretary

New York, New York

October 28, 2015

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2015

GENERAL INFORMATION

Questions and Answers You May Have About our Annual Meeting and Voting

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of MSG Networks Inc. for the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on Friday, December 11, 2015, at The Paley Center for Media which is located at 25 West 52nd Street, New York, NY.

In this proxy statement, the words “Company,” “we,” “us,” “our” and “MSG Networks” refer to MSG Networks Inc., a Delaware corporation. We refer to the U.S. Securities and Exchange Commission as the “SEC” and the New York Stock Exchange as “NYSE.” This proxy statement and form of proxy are first being sent to stockholders on or about October 28, 2015. Unless otherwise indicated, references to “2015,” the “2015 fiscal year” and the “year ended June 30, 2015” refer to the Company’s fiscal year ended on June 30, 2015.

MSG Networks was formerly known as “The Madison Square Garden Company.” We changed our name to MSG Networks Inc. on September 30, 2015 in connection with the distribution of all of the outstanding common stock of MSG Spinco, Inc. (now known as “The Madison Square Garden Company”) to our stockholders (the “MSG Distribution”).

Who may vote at the annual meeting?

Holders of our Class A Common Stock and holders of our Class B Common Stock as recorded in our stock register at the close of business on October 21, 2015, may vote at the meeting. On October 21, 2015, there were 61,192,674 shares of Class A Common Stock and 13,588,555 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of three candidates to the Board of Directors of the Company (the “Board”). Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of eight candidates to the Board. As a result of their ownership of Class B Common Stock, Charles F. Dolan, members of his family and certain related family entities, have the power to elect all of the directors to be elected by the holders of Class B Common Stock, and to approve Proposals 2, 3, 4 and 5 regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What is a quorum?

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the votes represented by outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. If voting on a particular matter is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for that action. Abstentions and broker non-votes count for the purpose of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, over the Internet or by mail. You may also vote in person or by legal proxy at the meeting. Even if you plan to attend the annual meeting in person, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to attend the annual meeting. You may submit your proxy in favor of your Board’s recommendation by telephone, over the Internet or by mailing a proxy card by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. Please use the voting instruction form provided to you by your broker to direct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of KPMG LLP as the Company’s independent auditors, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the (i) election of directors, (ii) approval of the Company’s 2010 Employee Stock Plan, as amended, (iii) approval of the Company’s 2010 Cash Incentive Plan, as amended or (iv) approval of the Company’s 2010 Stock Plan for Non-Employee Directors, as amended, without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class A Common Stock. Election of directors by the holders of Class B

Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class B Common Stock. Approval of Proposals 2, 3, 4 and 5 require the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of the proposals because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of Class B Common Stock, Charles F. Dolan, members of his family and certain related family entities, have the power to elect all of the directors to be elected by the holders of Class B Common Stock, and to approve Proposals 2, 3, 4 and 5 regardless of how other shares are voted.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may change your vote prior to the annual meeting by:

•

re-voting your shares via the Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;
•	delivering a written notice of revocation to the Company’s Secretary at 11 Pennsylvania Plaza, New York, NY 10001; or
•	attending the annual meeting and voting in person (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).

If your shares are held in a brokerage account by a broker, you should follow the instructions provided by your broker in order to change your vote.

How will my shares be voted at the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of your Board. The Company representatives appointed by the Board (the persons named in the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement (Proposal 1);
•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016 (Proposal 2);
•	FOR the approval of the Company’s 2010 Employee Stock Plan, as amended (Proposal 3);
•	FOR the approval of the Company’s 2010 Cash Incentive Plan, as amended (Proposal 4); and
•	FOR the approval the Company’s 2010 Stock Plan for Non-Employee Directors, as amended (Proposal 5).

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying material. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co, Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $20,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend the 2015 Annual Meeting in person and what identification must I show?

An admission ticket will be required if you desire to attend the annual meeting in person. To be admitted to the 2015 annual meeting, you must have been a stockholder at the close of business on the record date of

October 21, 2015 or be the legal proxy holder or qualified representative of such stockholder. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Registration will begin at 9:00 a.m. Eastern Time on the annual meeting date.

To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). You will need to enter your 12-digit control number, which can be found on your Notice of Annual Meeting and Internet Availability of Proxy Materials, voting instruction form or proxy card. You may also request an admission ticket by calling the telephone number on your voting instruction form or proxy card. The deadline to obtain an admission ticket is 5:00 p.m. on December 1, 2015. If you have questions about admission to the annual meeting, please call 1-844-318-0137 (toll-free) or 925-331-6070 (international).

Please note that you will need your admission ticket to be admitted to the meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on December 1, 2015 in order to allow enough time for the issuance of an admission ticket to such person. For further details, read “Advance Notice of Proxy Holders and Qualified Representatives” on page 92 of this proxy statement.

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door. To ensure the safety of all persons, attendees may also be subject to security inspections.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2015 (the “2015 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold MSG stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Wells Fargo Shareowner Services, P.O. Box 64874, St. Paul, MN 55164-0854 or by telephone at 1-800-468-9716.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Wells Fargo Shareowner Services as indicated above.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2015

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2015 Form 10-K, along with directions on how obtain an admission ticket to attend the annual meeting in person, are available at www.viewproxymaterials.com/msg.

In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We are instead sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please choose one of the following methods to make your request:

(1)	By Internet:	www.proxyvote.com
(2)	By Telephone:	1-800-579-1639
(3)	By Email:	sendmaterial@proxyvote.com

CORPORATE GOVERNANCE

MSG Networks is a holding company and conducts substantially all of its operations through its subsidiaries. Our Class A Common Stock is listed on NYSE under the symbol “MSGN.” As a result, we are generally subject to NYSE corporate governance listing standards.

The Company was incorporated on July 29, 2009 as an indirect, wholly-owned subsidiary of Cablevision Systems Corporation (“Cablevision”). On January 12, 2010, Cablevision’s board of directors approved the distribution of all of the outstanding common stock of the Company to Cablevision stockholders (the “Cablevision Distribution”) and the Company thereafter acquired the subsidiaries of Cablevision that owned, directly and indirectly, all of the partnership interests in MSG Holdings, L.P. The Cablevision Distribution took place on February 9, 2010 (the “Cablevision Distribution Date”).

MSG Networks was formerly known as “The Madison Square Garden Company.” On September 11, 2015, our Board approved the MSG Distribution and MSG thereafter acquired the entertainment and sports businesses previously owned and operated by the Company through its MSG Entertainment and MSG Sports business segments, including the arenas and other venues previously owned, leased or operated by the Company as well as the Company’s interests in various joint ventures. The MSG Distribution took place on September 30, 2015 (the “MSG Distribution Date”) and we changed our name to MSG Networks Inc. on that date in connection with the MSG Distribution.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines. These guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-evaluation requirements. The full text of our Corporate Governance Guidelines may be viewed at our corporate website at www.msgnetworks.com. A copy may be obtained by writing to MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

Executive Sessions of Non-Management and Independent Board Members

Under our Corporate Governance Guidelines, our directors who are not also officers of our Company (“non-management directors”) or our directors who are independent under NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under NYSE rules are required to meet separately in executive sessions at least once each year.

Communicating with Our Directors

Our Board has adopted policies designed to allow stockholders and other interested parties to communicate with our directors. Any interested party that wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting The Network Inc., which has been designated to act as a confidential contact organization for these purposes, at 1-877-756-4306.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.msgnetworks.com. In addition, a copy may be obtained by writing to MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

Director Independence

Our Board has elected for the Company to be treated as a “controlled company” under NYSE’s corporate governance rules, and, as a result, the Company is not required to comply, and has chosen not to comply, with NYSE’s requirement for a majority independent board of directors and for an independent nominating committee. However, our Board has elected to comply with NYSE’s requirement for an independent compensation committee.

Richard D. Parsons, Nelson Peltz and Scott M. Sperling, each of whom were independent directors of the Company elected by Class A stockholders during the 2015 fiscal year, and Alan D. Schwartz and Vincent Tese, both of whom were independent directors of the Company elected by Class B stockholders during the 2015 fiscal year, resigned as directors of the Company and became directors of MSG on September 30, 2015 in connection with the MSG Distribution.

Mr. Sykes was appointed as a director of the Company elected by Class A stockholders on August 5, 2015 and Messrs. DeMark and Litvin were appointed as directors of the Company elected by Class A stockholders on September 30, 2015 in connection with the MSG Distribution. Messrs. DeMark, Litvin and Sykes are each being nominated for election by Class A stockholders at the annual meeting. Our Board believes that the Company and its stockholders will benefit from the combination of fresh perspectives provided by these independent directors, as well as their collective deep business expertise.

Our Board has determined that each of the following non-employee directors and nominees is “independent” within the meaning of the rules of NYSE and the SEC: Eugene F. DeMark, Joel M. Litvin and John L. Sykes. In reaching its independence determination with respect to Mr. DeMark, the Board considered the fact that as an audit partner at KPMG. he worked on Cablevision’s audit from 1995 through 2006 and that Mr. DeMark has had no relationship with KPMG since September 2010. The Board determined that such past relationship is not material to the Company and that Mr. DeMark is independent within the meaning of the rules of NYSE and the SEC. In reaching its independence determination with respect to Mr. Litvin, the Board considered the fact that Mr. Litvin was previously employed by the National Basketball Association and that he may provide limited consulting services to the National Basketball Association. The Board determined that such past employment and any limited consulting services are not material to the Company and that Mr. Litvin is independent within the meaning of the rules of NYSE and the SEC.

In addition, Charles P. Dolan and Kristin A. Dolan also resigned as directors elected by Class B stockholders and became directors of MSG on September 30, 2015 in connection with the MSG Distribution. Effective as of that date, our Board appointed William J. Bell, Quentin F. Dolan, Paul J. Dolan and Hank J. Ratner as directors elected by Class B stockholders.

We welcome the combined insight of our new directors as we continue to pursue our strategies to create long-term shareholder value.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board has nominated 12 director candidates named below. Of the 12 nominees for director, three are to be elected by the Class A stockholders and nine are to be elected by the Class B stockholders. All 12 director candidates are hereby nominated for a term to expire at the 2016 annual meeting of the Company’s stockholders and until their successors have been elected and qualified.

The persons named on the proxy card intend to vote for the election of each of the director nominees below proposed by the Board of Directors, unless you indicate on your proxy that your vote should be withheld from any or all of the nominees. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the Class A stockholders becomes unavailable before the election or for good cause will not serve, the persons named in the Class A proxy on the proxy card would be authorized to vote for a replacement nominee for election as a director by the Class A stockholders if the Board names one. If a nominee for election as a director by the Class B stockholder becomes unavailable before the election or for good cause will not serve, the persons named in the Class B proxy would be authorized to vote for a replacement Class B director nominee if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

Director Nominees for Election by Class A Common Stockholders

EUGENE F. DEMARK — Age 68

Director since September 30, 2015

Mr. DeMark was a senior partner of KPMG, LLP, a global professional services firm, where he worked from July 1969 until his retirement in October 2009. He served as the Area Managing Partner of KPMG’s Northeast Advisory Practice from October 2005 until his retirement and previously held various other leadership roles during his tenure at KPMG. Between 1988 and 2001, Mr. DeMark had been the Northeast Area Managing Partner of the Information, Communications and Entertainment Practice and the Managing Partner of KPMG’s Long Island Office. During his career at KPMG, Mr. DeMark had responsibilities to lead a number of specialized practices in banking, high technology, media and entertainment and aerospace and defense. Since his retirement, Mr. DeMark has worked as an independent consultant. Mr. DeMark serves as a director of BankUnited, Inc., Florida’s largest independent bank, since September 2010 and is the Lead Director as well as Chair of the Audit and Risk Committee. Mr. DeMark also serves as a director of 1-800-FLOWERS.COM, Inc., a national floral and gifting company, since January 2012 and is Chair of the Audit Committee. Mr. DeMark is a Certified Public Accountant in the State of New York and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. DeMark is an executive board member and the Finance Chairman of the Board of Overseers of the Tilles Center for Performing Arts and previously served as Chairman and President of Long Island chapters of the Multiple Sclerosis Society and the Boy Scouts of America. Mr. DeMark’s qualifications to serve on our Board include his 40 years of business experience with a leading professional services firm, his experience with clients in the media and entertainment industries, his financial, accounting and risk management expertise, his service as a director of other public companies and his leadership roles at charitable institutions.

JOEL M. LITVIN — Age 56

Director since September 30, 2015

Mr. Litvin was the President, League Operations of the National Basketball Association (the “NBA”) from 2006 until his retirement on September 1, 2015. As the NBA’s President, League Operations, he managed several core areas of the day-to-day operations of the NBA, including the league’s security, player development, social responsibility and legal functions. Mr. Litvin also managed, on behalf of the NBA Board of Governors, franchise matters such as revenue sharing, team sales and financings, relocations and the NBA’s ownership and debt policies. Mr. Litvin initially joined the NBA as a staff attorney in 1988 and also served as Senior Vice President and General Counsel from 1999 to 2000 and Executive Vice President, Legal and Business Affairs from 2000 to 2006. Mr. Litvin began his professional career at the New York law firm of Willkie Farr & Gallagher, where he worked on several matters for Major League Baseball. Mr. Litvin previously served as a member of the Board of Governors of the Naismith Basketball Hall of Fame and expects to shortly begin serving as a member of its Board of Trustees. Mr. Litvin’s qualifications to serve on our Board include his more than 27 years of business experience at the NBA (including as the chief NBA league office liaison to the NBA Board of Governors), his extensive knowledge about the sports and sports media businesses, his management and legal expertise, and his service on the board of a charitable institution.

JOHN L. SYKES — Age 60

Director since August 5, 2015

Mr. Sykes is the President of Entertainment Enterprises for iHeartMedia, Inc. (formerly CC Media Holdings, Inc.), a global media and entertainment company, since January 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of six annual iHeartRadio live events that are broadcast on network television. Mr. Sykes also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. Mr. Sykes was a core member of the team that launched MTV Networks in 1981. During his more than 20 year tenure at Viacom, Inc., Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes also serves on the boards of Shazam Mobile, the Robin Hood Foundation, the Rock and Roll Hall of Fame, VH1 Save the Music and Syracuse University’s Newhouse School of Communications. Mr. Sykes’s qualifications to serve on our Board include his 35 years of business and management experience, his extensive experience in the media, television and entertainment industries and his service on the boards of other companies and charitable institutions.

Director Nominees for Election by Class B Common Stockholders

JAMES L. DOLAN — Age 60

Director since July 29, 2009

Mr. Dolan is Executive Chairman of the Company since July 29, 2009. He also assumed the responsibilities of the President and Chief Executive Officer of the Company from March 15, 2015 to July 15, 2015. He was Chairman of MSG Holdings, L.P. from 1999 to 2010. Mr. Dolan is the Executive Chairman of MSG since March 2015. Mr. Dolan is Chief Executive Officer of Cablevision since October 1995. He was President of Cablevision from June 1998 to April 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from September 1992 to October 1995; and Vice President of Cablevision from 1987 to September 1992. Mr. Dolan serves as a director of Cablevision, AMC Networks and MSG. James L. Dolan is the son of Charles F. Dolan, the father of Quentin F. Dolan, the brother of Thomas C. Dolan, the brother-in-law of Brian G. Sweeney, and the cousin of Paul J. Dolan. In light of his experience in various positions with Cablevision since 1979, including as its Chief Executive Officer since 1995, his experience in various positions with the Company and its predecessors since 1999, including most recently as its Chairman since 1999 (and Executive Chairman since 2009), as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, Cablevision, AMC Networks and MSG, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN — Age 88

Director since July 29, 2009

Mr. Dolan is Chairman of Cablevision since 1985. He was Chief Executive Officer of Cablevision from 1985 to October 1995. He is Executive Chairman of AMC Networks since June 2011. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. Mr. Dolan serves as a director of Cablevision, AMC Networks and MSG. Charles F. Dolan is the father of James L. Dolan and Thomas C. Dolan, father-in-law of Brian G. Sweeney, the grandfather of Quentin F. Dolan, and the uncle of Paul J. Dolan. In light of his experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his service as Chairman and, previously, as the Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, Cablevision AMC Networks and MSG, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

WILLIAM J. BELL — Age 75

Director since September 30, 2015

Mr. Bell was a consultant to Cablevision Systems Corporation from 2005 to 2014. Mr. Bell also held various positions at Cablevision and its predecessor beginning in 1979, including as Cablevision’s Vice Chairman and Chief Financial Officer until 2004. Mr. Bell is a director of AMC Networks since June 2011. Mr. Bell also serves as a director of the Lustgarten Foundation. In light of Mr. Bell’s broad experience in the cable and programming industries for the past 40 years, as well his experience in various positions with Cablevision and its predecessor since 1979, including as its former Vice Chairman and Chief Financial Officer, our Board has concluded that William J. Bell should serve as a director of the Company.

PAUL J. DOLAN — Age 57

Director since September 30, 2015

Mr. Dolan is the Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball (MLB) team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently on the MLB’s Long Range Planning Committee and Ownership Committee. Mr. Dolan has been a director and member of the Compensation Committee of the J.M. Smucker Company since 2006. Mr. Dolan also serves as a director of Cablevision and Dix & Eaton, a privately owned communications and public relations firm. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, a cousin by marriage of Brian G. Sweeney, and the cousin of James L. Dolan, Thomas C. Dolan and Quentin F. Dolan. In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of Cablevision, and his service on the board of another public company, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN — Age 21

Director since September 30, 2015

Mr. Dolan is a student at New York University. Mr. Dolan has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment LLC. Quentin F. Dolan is the son of James L. Dolan, the grandson of Charles F. Dolan, the nephew of Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan. In light of his familiarity with the business and being a member of the third generation of Cablevision’s founding family, our Board has concluded that Quentin F. Dolan should serve as a director of the Company.

THOMAS C. DOLAN — Age 63

Director since February 9, 2010

Mr. Dolan is Executive Vice President, Strategy and Development, Office of the Chairman of Cablevision since September 2008. He was Chief Executive Officer of Rainbow Media Corp. from April 2004 to April 2005; Executive Vice President and Chief Information Officer of Cablevision from October 2001 until April 2005; Senior Vice President and Chief Information Officer of Cablevision from February 1996 to October 2001; Vice President and Chief Information Officer of Cablevision from July 1994 to February 1996; General Manager of Cablevision’s East End Long Island cable system from November 1991 to July 1994 and System Manager of Cablevision’s East End Long Island cable system from August 1987 to October 1991. Mr. Dolan serves as a director of Cablevision, AMC Networks and MSG. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, the brother-in-law of Brian G. Sweeney, the uncle of Quentin F. Dolan, and the cousin of Paul J. Dolan. In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1987, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, Cablevision, AMC Networks and MSG, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

WILT HILDENBRAND — Age 67

Director since November 30, 2011

Mr. Hildenbrand is a Senior Advisor Customer Care, Technology and Networks for Cablevision since January 2013. He was Senior Advisor of Engineering and Technology from March 2006 to January 2013; Executive Vice President of Engineering and Technology from January 2000 to March 2006; Senior Vice President of Technology from January 1998 to January 2000 and Vice President of Engineering Support and Customer Relations from October 1986 to January 1998. He served as Director of Engineering for Rainbow Media Holdings, a former subsidiary of Cablevision, from July 1979 to October 1986. Mr. Hildenbrand serves as a director of MSG since September 30, 2015. In light of his experience in various positions at Cablevision since 1979 and his familiarity with the Company and MSG, our Board has concluded that Wilt Hildebrand should serve as a director of the Company.

HANK J. RATNER — Age 56

Director since September 30, 2015

Mr. Ratner is the Vice Chairman of Cablevision since December 2002. Mr. Ratner previously served as Vice Chairman of MSG from February 2014 until January 2015, and President and Chief Executive Officer of MSG from July 2009 to February 2014. Mr. Ratner was Vice Chairman of Rainbow Media (the name of AMC Networks while it was a subsidiary of Cablevision) from June 2002 to June 2011; a director of Rainbow Media from April 1997 to September 2003; Chief Operating Officer of Rainbow Media from October 1999 to June 2002; Chief Operating Officer and Secretary of Rainbow Media from October 1998 to October 1999; Executive Vice President & Secretary of Rainbow Media from October 1997 to October 1998; and Executive Vice President, Legal & Business Affairs and Secretary of Rainbow Media from July 1993 to October 1997. Mr. Ratner serves as a director of the Garden of Dreams Foundation. In light of his experience in various positions with the Company and its predecessors since 1993, including as the Company’s Vice Chairman and President and Chief Executive Officer, and the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as vice chairman of the Company and Cablevision, our Board has concluded that Hank J. Ratner should serve as a director of the Company.

BRIAN G. SWEENEY — Age 51

Director since February 9, 2010

Mr. Sweeney is the President of Cablevision since April 2014 and the Chief Financial Officer of Cablevision since March 2015. He was Senior Executive Vice President, Strategy and Chief of Staff of Cablevision from January 2013 to April 2014; Senior Vice President — Strategic Software Solutions of

Cablevision from June 2012 to January 2013; and Senior Vice President — eMedia of Cablevision from January 2000 to June 2012. Mr. Sweeney serves as a director of Cablevision, AMC Networks and MSG. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan and Thomas C. Dolan, the uncle of Quentin F. Dolan, and the cousin by marriage of Paul J. Dolan. In light of his experience in various positions with Cablevision since 1993, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, Cablevision, AMC Networks and MSG, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

BOARD OF DIRECTORS

Term of Office and Attendance at Board Meetings

The term of office of our directors will expire at the annual meeting of stockholders on December 11, 2015, at which time our stockholders will vote on each director’s re-election for a term to expire at the annual meeting of the Company’s stockholders in 2016 and once their successors have been elected and qualified. See “Proposal 1 — Election of Directors.” The business address for each director is c/o MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001. Each director is a citizen of the United States. We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at meetings of the Board. Three of the five incumbent directors who were on the Board during the 2015 fiscal year attended the 2014 annual stockholders meeting.

The Board met ten times during the fiscal year ended June 30, 2015 and all of the directors who were on the Board during such time attended at least 75% of the meetings of the Board and, as applicable, the committees of the Board on which he or she served.

Director Selection

Our directors have not set specific, minimum qualifications that nominees must meet in order for them to be nominated for election to the Board, but rather believe that each nominee should be evaluated based on his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors will evaluate possible candidates to recommend to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Board also considers nominees for Class A Directors recommended by our stockholders. Nominees recommended by stockholders are given appropriate consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2016 annual meeting of stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s By-laws. See “Other Matters—Stockholder Proposals for 2016 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of Class B Common Stock to assure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Amended and Restated Certificate of Incorporation which vest exclusively in the holders of our Class B Common Stock the right to elect our Class B Directors.

Board Leadership Structure

Our Board has chosen to separate the roles of Chairman of the Board and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it recognizes both Mr. James L. Dolan’s senior executive role with the Company as well as his leadership position on the Company’s Board while the Company is also able to benefit from the experience of its President and Chief Executive Officer Ms. Andrea Greenberg, with responsibility for day-to-day management of the Company.

Risk Oversight

The Company’s Board believes that risk oversight is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in this risk oversight role. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation programs. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide and divisional performance and its equity-based component designed to align the executives’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation programs do not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

Each non-employee director receives a base fee of $50,000 per year; $2,000 per Board or committee meeting attended in person; and $500 per Board, committee or non-management director meeting attended by telephone. Non-employee directors also receive $10,000 annually per committee chairmanship or $5,000 annually per committee membership. In addition, we reimburse our directors for reasonable expenses in connection with attendance at Board, committee and stockholder meetings. A director who is a Company employee receives no compensation for serving as a director.

We also pay our non-employee directors compensation in restricted stock units. On the day of the annual stockholder’s meeting, each non-employee director receives an annual grant of restricted stock units for the number of shares of common stock equal to $110,000 based on the average closing price over the twenty trading day period concluding on the previous day. The restricted stock units the non-employee directors receive are fully vested on the date of grant.

Our non-employee directors are required to hold all such restricted stock units until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death), at which time they are settled in stock, or at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2010 Stock Plan for Non-Employee Directors, as amended. In connection with the MSG Distribution, each holder of a director restricted stock unit received one share of MSG Class A Common Stock in respect of every three restricted stock units owned on the record date and continues to be entitled to a share of our Class A Common Stock (or cash or other property) in accordance with the award agreement.

Historically, in order for our directors to develop an intimate familiarity with the different types of events presented at our venues, the services and support offered to patrons at our events and the characteristics and features of our venues, the Company has made available to each of our non-employee directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events had been integrally and directly related to the performance of their duties and, as such, we did not deem the receipt of such tickets to be perquisites. These ticket limitations did not apply to special events to which non-employee directors and their guests may have been specifically invited from time to time in their capacity as non-employee directors of the Company (e.g., charity concerts, premieres, etc.). In addition, non-employee directors had been able to purchase tickets to events from the Company at face value, subject to availability. Tickets provided to directors were not available for resale. Effective as of the MSG Distribution, the Company no longer makes such tickets available to our non-employee directors.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-employee directors during the fiscal year ended June 30, 2015. Directors who are employees of the Company receive no compensation for service as directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (5)	Total ($)
Charles F. Dolan	60,500	$110,252	—	—	—	—	170,752
Charles P. Dolan	57,000	$110,252	—	—	—	—	167,252
Kristin A. Dolan	57,500	$110,252	—	—	—	—	167,752
Thomas C. Dolan	55,500	$110,252	—	—	—	—	165,752
Deborah A. Dolan-Sweeney (6)	28,500	0	—	—	—	—	28,500
Marianne Dolan Weber (6)	26,500	0	—	—	—	—	26,500
Brian G. Sweeney	61,000	$110,252	—	—	—	—	171,252
Wilt Hildenbrand	61,000	$110,252	—	—	—	—	171,252
Richard D. Parsons (7)	59,333	$110,252	—	—	—	—	169,585
Nelson Peltz (8)	36,167	$110,252	—	—	—	—	146,419
Alan D. Schwartz	91,500	$110,252	—	—	—	—	201,752
Scott M. Sperling (8)	40,583	$110,252	—	—	—	—	150,835
Vincent Tese	87,500	$110,252	—	—	—	—	197,752

(1)	These amounts represent retainer, committee and board meeting fees earned during the fiscal year ended June 30, 2015. The amounts reported do not include expenses incurred in attending meetings for which the Company reimburses each non-employee director for reasonable out of pocket expenses.

(2)	This column reflects the grant date fair market value of 1,518 restricted stock units granted on December 18, 2014 to each non-employee director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(3)	For each non-employee director, the aggregate number of restricted stock units held as of June 30, 2015 is as follows: Charles F. Dolan, 18,489 units; Charles P. Dolan, 16,938 units; Kristin A. Dolan, 18,489 units; Thomas C. Dolan, 18,489 units; Deborah A. Dolan-Sweeney, no units; Marianne Dolan Weber, no units; Brian G. Sweeney, 18,489 units; Wilt Hildenbrand, 10,110 units; Richard D. Parsons, 1,518 units; Mr. Nelson Peltz, 1,518 units; Alan D. Schwartz, 18,489 units; Scott M. Sperling, 1,518 units; and Vincent Tese, 18,489 units.

(4)	No stock options were awarded during the fiscal year ended June 30, 2015 in connection with the directors’ service to the Company.

(5)	There was no other compensation granted to directors during the fiscal year ended June 30, 2015.

(6)	Ms. Deborah A. Dolan Sweeney and Ms. Marianne Dolan Weber did not stand for re-election at the December 18, 2015 annual meeting.

(7)	Effective September 29, 2014, Mr. Parsons was reappointed as a director by the directors elected by holders of the Company’s Class A Common Stock and was reappointed by the Board as a member of the Audit Committee.

(8)	Effective December 18, 2014, Messrs. Peltz and Sperling were appointed directors of the Company.

Board Committees

Our board has two standing committees: the Audit Committee and the Compensation Committee.

Audit Committee

Our Audit Committee met nine times during the fiscal year ended June 30, 2015. During the 2015 fiscal year, the Audit Committee consisted of Messrs. Parsons, Schwartz and Tese. The Audit Committee currently consists of Messrs. DeMark (Chair), Litvin and Sykes. The primary purposes and responsibilities of our Audit Committee are to: (a) assist the Board (i) in its oversight of the integrity of our financial statements, (ii) in its oversight of our compliance with legal and regulatory requirements, (iii) in assessing our independent registered public accounting firm’s qualifications and independence, and (iv) in assessing the performance of our internal audit function and independent registered public accounting firm; (b) appoint, retain or terminate the Company’s registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm; (c) review the appointment and replacement of the head of our internal audit department; (d) establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints; (e) review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy; (f) conduct and review with the Board an annual performance evaluation of the Audit Committee; (g) prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement; (h) review and reassess the Audit Committee charter at least annually; and (i) report to the Board on a regular basis. The text of our Audit Committee charter is available on our website at www.msgnetworks.com. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, New York 10001.

As discussed above, our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that Mr. DeMark is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Corporate Governance — Communicating with Our Directors.”

Compensation Committee

Our Compensation Committee met 11 times during the fiscal year ended June 30, 2015. During the 2015 fiscal year, the Compensation Committee consisted of Messrs. Schwartz, Sperling and Tese. The Compensation Committee currently consists of Messrs. DeMark, Litvin and Sykes (Chair). The primary purposes of our

Compensation Committee are to: (a) establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs; (b) review and approve corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the President and Chief Executive Officer, the “Senior Employees”), evaluate their performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation; (c) approve any new equity compensation plan or material changes to an existing plan; (d) oversee the activities of the committee or committees administering our retirement and benefit plans; (e) in consultation with management, oversee regulatory compliance with respect to compensation matters; (f) determine and approve any severance or similar termination payments to be made to Senior Employees (current or former); (g) determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies; (h) prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement; (i) conduct and review with the Board an annual performance evaluation of the Compensation Committee; and (j) report to the Board on a regular basis, but not less than annually. The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time. The text of our Compensation Committee charter is available on our website at www.msgnetworks.com. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, New York 10001.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of Chief Executive Officer compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of NYSE.

Compensation Committee Interlocks and Insider Participation

Messrs. Alan D. Schwartz, Scott M. Sperling and Vincent Tese served as members of the Compensation Committee during the fiscal year ended June 30, 2015. Neither of them is a current or a former officer or employee of the Company. Messrs. DeMark, Litvin and Sykes currently serve as members of the Compensation Committee. Neither of them is a current or a former officer or employee of the Company.

Absence of Nominating Committee

As permitted under NYSE rules, we do not have a nominating committee. We believe that it is appropriate not to have a nominating committee because of our stockholder voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, the holders of our Class B Common Stock currently have the right to elect up to 75% of the members of our Board. We believe that creating a committee consisting solely of independent directors charged with responsibility for recommending nominees for election as directors would be inconsistent with the vested rights of the holders of Class B Common Stock under our Amended and Restated Certificate of Incorporation. Instead, our Corporate Governance Guidelines provide a mechanism for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”). The holders of our Class A Common Stock are currently entitled to elect 25% of the members of our Board. Under our Corporate

Governance Guidelines, nominees for election as Class A Directors shall be recommended to the Board by the Class A Directors then in office who were elected by the holders of our Class A Common Stock. Nominees for election as Class B Directors shall be recommended to our Board by the Class B Directors then in office who were elected by the holders of the Class B Common Stock.

Other Committees

In addition to standing committees, the Company has adopted a policy whereby a committee of our Board consisting entirely of independent directors (an “Independent Committee”) will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

In addition, our Board has adopted a special approval policy for transactions with Cablevision, MSG and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of Cablevision and its subsidiaries, MSG and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $120,000. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

Currently, and throughout our fiscal year ended June 30, 2015, our Audit Committee (which consisted solely of directors elected by the Class A stockholders) served as the Independent Committee under the above policies. For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

In connection with the MSG Distribution, our Board formed a special committee consisting of Richard Parsons and Scott Sperling to consider the corporate governance arrangements for MSG. The special committee met 4 times during the fiscal year ended June 30, 2015.

Our Amended By-laws permit us to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending June 30, 2016. KPMG will audit our financial statements for the fiscal year ending June 30, 2016. Representatives of KPMG will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We are asking that you ratify the appointment of KPMG, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees for services rendered by KPMG, our independent registered public accounting firm, for our fiscal years ended June 30, 2015 and June 30, 2014, respectively:

	2015	2014
Audit fees (1)	$1,128,000	$998,000
Audit-related fees (2)	$1,850,600	$1,044,143
Tax fees (3)	$986,556	$129,004
All other fees	—	—

(1)	Audit fees billed to the Company consisted of services for work arising from the Company’s consolidated 2015 financial statement audit and consolidated 2014 financial statement audit.

(2)	Audit-related fees billed to the Company consisted primarily of services relating to certain contractually-required audits and the preparation of certain financial statements in connection with the Company’s sale of its Fuse network and the separation of the Sports and Entertainment businesses from the Media business pursuant to the MSG Distribution. Additional fees paid to KPMG of $96,800 and $99,360 for 2015 and 2014, respectively, related to the audits of certain pension plans and the Garden of Dreams Foundation and are not reflected in the amounts above as these were paid directly by the respective entity.

(3)	Tax fees billed to the Company consisted primarily of advisory services relating to federal and state tax matters, including tax advisory services related to the separation of the Sports and Entertainment businesses from the Media business pursuant to the MSG Distribution.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. In addition, the Chief Financial Officer may approve the engagement of the independent registered public accounting firm for audit-related services not to exceed $50,000 per engagement provided that such engagement does not impair the external auditor’s independence and is ratified by the Audit Committee at the next Audit Committee meeting. All of the services for which fees were disclosed were pre-approved under the Audit Committee’s pre-approval policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. For the fiscal year ended June 30, 2015, the Company had a full-time Internal Audit Department that reported to the Audit Committee and management. This department provided the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls. Following the MSG Distribution, the internal audit function is being provided to the Company by The Madison Square Garden Company through a transition services arrangement.

The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”) is responsible for auditing the Company’s financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with KPMG the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or a member thereof.

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit Department and KPMG, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2015, the Audit Committee met with the Senior Vice President of Internal Audit and Compliance and representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2015 Form 10-K that was filed with the SEC. Messrs. Parsons, Schwartz and Tese, as members of the Audit Committee, participated in the Audit Committee’s recommendation but they ceased to serve as directors of the Company prior to the date of this proxy statement. Messrs. DeMark and Litvin had not joined our Board at the time of the Audit Committee’s recommendation.

Member of the Audit Committee

John L. Sykes

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis presents historical and current information and analysis related to compensation programs for our named executive officers (“NEOs”). For purposes of this Compensation Discussion and Analysis, our NEOs are James L. Dolan, Thomas S. Smith, Jr., Donna Coleman, Sean R. Creamer, Robert M. Pollichino, Lawrence J. Burian, Joseph F. Yospe and Robert J. Lynn.

Mr. Smith resigned as President and Chief Executive Officer of the Company on March 13, 2015, at which time Mr. James Dolan, the Executive Chairman of the Company, assumed his responsibilities pending the appointment of a successor to Mr. Smith. Mr. David O’Connor was appointed the Company’s President and Chief Executive Officer effective as of July 15, 2015. Ms. Andrea Greenberg replaced Mr. O’Connor as President and Chief Executive Officer of the Company in connection with the MSG Distribution.

Mr. Creamer was appointed the Company’s Executive Vice President & Chief Financial Officer effective as of September 1, 2014, replacing Mr. Pollichino, who ceased serving as the Chief Financial Officer on that date and who retired from the Company on January 1, 2015. Mr. Creamer resigned as the Company’s Executive Vice President & Chief Financial Officer effective as of May 4, 2015. Ms. Coleman was appointed to succeed Mr. Creamer as the Company’s Interim Chief Financial Officer effective May 5, 2015. Mr. Bret Richter replaced Ms. Coleman as Executive Vice President and Chief Financial Officer of the Company in connection with the MSG Distribution.

In connection with the MSG Distribution, Messrs. O’Connor, Yospe and Lynn and Ms. Coleman transferred their employment to MSG, and are no longer employed by the Company. Messrs. Dolan and Burian serve as officers and employees of each of the Company and MSG, and Mr. Dolan also serves as an officer of Cablevision.

This Compensation Discussion and Analysis describes the specific arrangements that the Company had in place for our NEOs in the fiscal year ended June 30, 2015, as well as a discussion of our compensation philosophy for the NEOs with respect to that year. Accordingly, the compensation data of Messrs. O’Connor, Richter and Ms. Greenberg are not presented in this Compensation Discussion and Analysis, and the compensation data of Messrs. Smith, Creamer and Pollichino are presented in this Compensation Discussion and Analysis solely because each was either a principal executive officer or principal financial officer for a portion of the year.

Compensation for Messrs. Dolan, Smith, Creamer, Pollichino, Burian and Yospe, and Ms. Coleman was subject to their respective employment agreements with the Company. Mr. Lynn was not party to an employment agreement with the Company. Information concerning the Company’s employment, retirement and separation agreements with the NEOs is set forth below under “Executive Compensation Tables — Employment, Retirement and Separation Agreements.”

Overview of Executive Compensation Program

The Company compensates its NEOs through salary, annual incentive awards, long-term incentive awards, perquisites and fringe benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our management tied to key financial measures that drive stockholder value and reward sustained achievement of the Company’s key financial goals.

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation level based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board of Directors — Board Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of an independent compensation consultant to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

ClearBridge Compensation Group LLC (the “compensation consultant”) serves as the independent compensation consultant to the Compensation Committee. The compensation consultant reports directly to the Compensation Committee and, at the request of the Compensation Committee, the compensation consultant meets with members of management from time to time for purposes of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

The compensation consultant provided the following services to the Compensation Committee during the year ended June 30, 2015:

•	Attended all Compensation Committee meetings;

•	Provided information, research, and analysis pertaining to the executive compensation program for the 2015 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;

•	Assisted the Compensation Committee in making pay determinations for the Executive Chairman, the President and Chief Executive Officer, and the other executive officers;

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Assisted the Compensation Committee in making compensation decisions in connection with the entry into agreements with the President and Chief Executive Officer, Chief Financial Officer and General Counsel;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-employee director compensation.

During the 2015 fiscal year, the compensation consultant provided no other services to the Company.

The Compensation Committee charter for the year ended June 30, 2015 required the Compensation Committee to consider NASDAQ independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. Following such consideration, the Compensation Committee concluded that the compensation consultant satisfies the independence requirements of the NASDAQ rules. In addition, the Compensation Committee believes that the compensation consultant’s work did not raise any conflict of interest during the year ended June 30, 2015. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executives in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the compensation consultant, establishes each of their compensation. Senior management of the Company assists the Compensation Committee and the compensation consultant as described in this Compensation Discussion and Analysis, and provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with the compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Executive Compensation Program Objectives and Philosophy

During the 2015, fiscal year, the Company was a fully-integrated sports, entertainment and media business comprised of dynamic and powerful brands. We operate in specialized industries and our NEOs have a combined total of more than 100 years of professional experience in the industries in which the Company operates. The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can continue to drive our business objectives and achieve strong financial, operational and stock price performance. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of, the strategic objectives of growing the Company’s businesses and maximizing stockholder value.

Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

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Significant portion of compensation opportunity should be at risk. The majority of compensation for the Company’s executive officers should be at risk and based on the performance of the Company, so that actual compensation levels depend upon the Company’s actual performance as determined by the Compensation Committee;

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Long-term performance incentives should generally outweigh short-term performance incentives. Incentive compensation of the Company’s executive officers should generally focus more heavily on long-term rather than short-term accomplishments and results;

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Executives should be aligned with stockholders through equity compensation. Equity-based compensation should be used to align the interests of our executive officers with the interests of our stockholders; and

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Compensation structure should enable the Company to attract, retain, motivate and reward the best talent. The overall executive compensation program should be competitive, equitable and structured so as to ensure the Company’s ability to attract, retain, motivate and reward talented executives who are essential to the Company’s continuing success. Total direct compensation, rather than individual compensation elements, is the Compensation Committee’s focus in providing competitive compensation opportunities.

In designing the executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation and (3) performance-based and non-performance-based compensation.

Compensation Practices and Policies

General

The following discussion describes the practices and policies implemented by the Compensation Committee during the year ended June 30, 2015. In the case of Mr. Dolan, his compensation for the first half of the year ended June 30, 2015 was subject to an employment agreement that was entered into before the Distribution and approved by Cablevision’s compensation committee (though the term of that agreement expired on December 31, 2014, certain provisions, including provisions relating to termination of employment, survive such expiration). For the 2015 fiscal year, compensation for each of Messrs. Smith, Creamer, Pollichino, Burian, and Yospe and Ms. Coleman was subject to employment agreements approved by the Compensation Committee (as amended and restated in June 2015 in the case of Mr. Burian). Additionally, Messrs. Creamer and Pollichino entered into agreements with the Company that governed the terms of their separation and retirement, respectively, from the Company. Information concerning the Company’s employment agreements with the NEOs, as well as these separation and retirement agreements, is set forth below.

The Compensation Committee considered the results of the 2014 advisory “say-on-pay” proposal and incorporated such results as one of many factors in its assessment and development of the compensation program. Because the compensation described in our 2014 proxy statement was approved on an advisory basis by a substantial majority of shares voted (including substantial majorities of each of the Class A Common Stock and the Class B Common Stock voted), the result of such vote has not contributed to the implementation of any changes to our executive compensation program.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the performance metrics for the Company’s incentive compensation have been based on net revenues and on the adjusted operating cash flow, or “AOCF,” of its business units. The Company considers these performance metrics to be key measures of the Company’s operating performance.

The Company defines AOCF, which is a non-GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment and intangible assets, (ii) share-based compensation expense or benefit, (iii) restructuring charges or credits and (iv) gains or losses on sales or dispositions of businesses. Because it is based on operating income (loss), AOCF also excludes interest expense (including cash interest expense) and other non-operating income and expense items. AOCF of the Company’s business units is based upon the AOCF of the Company’s reporting units less the cost of the Company’s long-term incentive program that is included as an expense of the units. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

In setting compensation levels for the year ended June 30, 2015, the Compensation Committee reviewed tally sheets prepared by the compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs with respect to the prior fiscal year, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the Compensation Committee’s review of the total compensation for the year ended June 30, 2015, the compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the compensation consultant considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the 2015 fiscal year, the Compensation Committee, in consultation with the compensation consultant, also reviewed and considered compensation data from the following group of 13 companies of comparable size (as measured by annual revenue) in the same general industry or industries as the Company in order to evaluate the competitiveness and appropriateness of the compensation program: AMC Networks Inc., iHeartMedia, Inc., Cumulus Media Inc., Discovery Communications Inc., Dreamworks Animation Inc., Lions Gate Entertainment CP, Live Nation Entertainment, Inc., Scripps Networks Interactive, Inc., Shaw Communications Inc., Sinclair Broadcast GP, Sirius XM Radio Inc., Starz, and World Wrestling Entertainment Inc. In addition, the Compensation Committee, in consultation with the compensation consultant, considered compensation data from the following group of companies within the broader media industry: CBS Corp.; Cablevision Systems Corporation; Charter Communications Inc.; Comcast Corp.; DirecTV; Dish Network Corp.; Liberty Global PLC; News Corp.; The Walt Disney Company; Time Warner Cable Inc.; Time Warner Inc. and Viacom Inc. When considering our executive compensation in the context of both groups, the Compensation Committee did not target a specific percentage or quartile of compensation at such other companies.

Besides the market data listed above, the Compensation Committee considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

Elements of Our Compensation Program

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s desire to attract, retain, motivate and reward highly-qualified executive officers. The compensation program included the following key elements for the year ended June 30, 2015: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical Company compensation, other information provided by the compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

As noted in greater detail below under “Executive Compensation Tables — Employment, Retirement and Separation Agreements,” Mr. Dolan is also employed by Cablevision as its Chief Executive Officer and by MSG as its Executive Chairman. Additionally, Mr. Burian is also employed by MSG as its Executive Vice President, General Counsel and Secretary. Messrs. Dolan and Burian are separately compensated by Cablevision and MSG, as applicable, with respect to such employment.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate the NEOs for the day-to-day services performed for the Company. Base salaries for these executives have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executives. The employment agreements between the Company and certain of the executive officers contain a minimum base salary level. For information regarding these minimum base salary levels, please see “Executive Compensation Tables — Employment, Retirement and Separation Agreements”

below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries paid to each of Messrs. Dolan, Smith, Creamer, Pollichino, Burian, Yospe and Lynn, and Ms. Coleman, in the year ended June 30, 2015 were as follows: $550,000, $1,043,654, $507,692, $425,385, $754,115, $465,516, $357,998 and $412,500, respectively. The base salary paid to each of Messrs. Smith, Creamer and Pollichino and Ms. Coleman reflect the executive’s employment with the Company for only part of the fiscal year. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for a more detailed discussion of the base salaries paid during the Company’s fiscal year. Effective September 1, 2014, Messrs. Lynn’s and Yospe’s annual base salaries were increased to $360,342 and $469,404, respectively, and effective June 1, 2015, Mr. Burian’s annual base salary was increased to $1,000,000. The base salaries for Messrs. Dolan, Smith, Creamer and Pollichino did not change during the year ended June 30, 2015. The Compensation Committee determined salary increases for executive officers after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations. Additionally, the Compensation Committee considered Mr. Burian’s annual base salary increase in connection with the renewal of Mr. Burian’s employment agreement in June 2015. The employment agreement between the Company and Ms. Coleman entitles Ms. Coleman to a monthly base salary equal to $250,000, which, given Ms. Coleman’s role as Interim Chief Financial Officer of the Company, is in lieu of any eligibility to participate in the Company’s annual or long-term incentive programs.

Annual Cash Incentives

Under our executive compensation program, annual incentive awards are made to executive officers and certain other members of management. Annual incentive awards are designed to link executive compensation directly to the Company’s performance and provide incentives and rewards for excellent business performance during the applicable fiscal year.

Each employee eligible for an annual incentive award is assigned a target award equal to a percentage of that employee’s base salary earned during the applicable fiscal year. The target annual incentive awards are determined based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, the employment agreement between the Company and certain of the NEOs contains a minimum target annual incentive award level. For information regarding these minimum target annual incentive award levels, see “Executive Compensation Tables — Employment, Retirement and Separation Agreements” below.

The Compensation Committee currently reviews the target annual incentive award levels of the executive officers at least annually. The Compensation Committee evaluates each such executive’s performance, experience and, based on their performance and in accordance with the terms of their employment agreements, the Compensation Committee, in its sole discretion, may revise target annual incentive award levels for the executive officers. Target incentive award levels for the NEOs as a percentage of base salary paid in the year ended June 30, 2015 were as follows: Mr. Dolan — 200%; Mr. Burian — 150%; Mr. Yospe — 45%; Mr. Lynn — 35% and Mr. Pollichino – 60%. Due to the interim nature of her service with the Company, Ms. Coleman is not eligible to participate in the Company’s annual incentive programs. Due to their mid-year separations from the Company, Messrs. Smith and Creamer did not earn an annual award in the 2015 fiscal year but their respective targets, as a percentage of base salary, were 200% and 90%, respectively.

For the NEOs and other individuals that the Compensation Committee determines may be covered by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the bonuses for the year ended June 30, 2015 were granted under the Company’s 2010 Cash Incentive Plan (the “CIP”), a plan approved by the Company’s stockholders on November 30, 2011 and administered by the Compensation Committee. See “— Tax Deductibility of Compensation” below. For all other members of management, the bonuses for the year ended

June 30, 2015 were granted under the Company’s management performance incentive program (“MPIP”) administered by the Compensation Committee. The CIP and MPIP plans and 2015 awards are described below. Both annual incentive plans are fully performance based.

CIP

The payment of the annual incentive awards under the CIP is conditioned upon the satisfaction of performance objectives established by the Compensation Committee at the beginning of the performance year. Any such performance objective is subject to various adjustments such as for acquisitions and dispositions and investments in new venues or business ventures. The performance metrics for the 2015 fiscal year annual bonus were established by the Compensation Committee in September 2014. These targets were intended to achieve tax deductibility under Code Section 162(m) for bonuses paid to those NEOs then employed by the Company who are covered by Code Section 162(m).

Upon achievement of the performance objective(s), each participant is eligible to receive payment of an incentive bonus equal to the lesser of $10 million and two times the NEO’s target annual incentive award, subject to the Compensation Committee’s discretion to reduce the award. In general, under the CIP, regardless of whether the Company achieves, exceeds or fails to achieve its target performance objective(s), the Compensation Committee has the discretion only to decrease annual incentive awards if the Company wishes to preserve the Code Section 162(m) deduction.

2015 Targets and Achievements

For the year ended June 30, 2015, threshold performance for the AOCF of the business units for the year ended June 30, 2015 was set at $248.8 million. If AOCF of the business units fell below the designated threshold, no incentive payments would be made under the CIP. Given our strong performance, actual AOCF of the business units for the year ended June 30, 2015 equaled $480.8 million. Such achievement was certified by the Compensation Committee on September 11, 2015. Despite this strong performance, the Compensation Committee determined to apply negative discretion under the CIP (except for Mr. Burian’s annual incentive award) to bring payouts generally in line with calculated payouts under the MPIP for individuals who hold corporate positions (as described below). On September 11, 2015, the annual incentive awards for the year ended June 30, 2015 were approved to be paid by the Company to the eligible NEOs as follows: Mr. Dolan — $1,397,000; Mr. Burian — $1,436,590 ($86,590 of which was a discretionary bonus amount outside of the CIP); Mr. Yospe — $266,042 and Mr. Lynn — $159,130.

MPIP

The payment of annual incentive awards under the MPIP to all eligible members of management is conditioned upon the satisfaction of performance objectives established by the Compensation Committee depending upon the applicable eligible employee’s specific business unit. For the year ended June 30, 2015, under the MPIP, these performance objectives related to items such as net revenues, AOCF of the business units, sponsorship, signage and advertising revenue, and other division-specific strategic and operating metrics. For individuals who hold corporate positions at the Company, the MPIP performance objectives were predominantly based on corporate and company-wide achievement of the performance metrics. Annual incentive awards under the MPIP are adjusted based on recipients’ individual performances. To the extent the Company exceeds or falls short of the MPIP performance objectives, eligible employees may receive payments greater than or less than their target annual incentive award.

Long-term Incentives

Our core long-term incentive program has historically been a mix of restricted stock units and cash performance awards, with the size of target awards based upon an eligible employee’s grade level or employment agreement. For the year ended June 30, 2015, the Compensation Committee determined to award long term incentives in restricted stock units and cash performance awards, split equally based on target award value.

The Compensation Committee believes that restricted stock units provide eligible NEOs with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. Restricted stock unit grants made in the year ended June 30, 2015 generally vest in their entirety on the third anniversary of the grant date (i.e., cliff vesting) to provide strong incentive for the executives to remain with the Company.

We generally make our annual long-term incentive grants to eligible employees after the public announcement of our annual financial information. Except as described below, long-term awards of restricted stock units and cash performance awards were granted in September 2014 for the Company’s fiscal year ended on June 30, 2015. Pursuant to the terms of her employment agreement with the Company, and due to the interim nature of her service with the Company, Ms. Coleman is not eligible to participate in the Company’s long-term incentive programs. Additionally, Mr. Pollichino’s retirement agreement with the Company provided that he was not eligible to receive long-term incentive awards after January 2014.

Restricted Stock Units

Under our executive compensation program for the year ending June 30, 2015, long-term incentive grants of restricted stock units were made to executive officers and certain other members of management pursuant to the Company’s 2010 Employee Stock Plan (the “Employee Stock Plan”). If the recipient remains employed by the Company through the date that the restrictions lapse, an award of a restricted stock unit will be settled in a share of Class A Common Stock or, at the Compensation Committee’s discretion, in a cash amount equal to the value of one share of Class A Common Stock as of the date such restrictions lapse. The restricted stock units granted to eligible NEOs also include a performance condition designed to achieve tax deductibility under Code Section 162(m). The number of restricted stock units granted to each eligible employee is determined based on the average closing price over the twenty-day trading period concluding on the day prior to the grant.

In September 2014, the Compensation Committee approved the following awards of restricted stock units to the NEOs for the fiscal year ended on June 30, 2015: Mr. Dolan — 13,230 units; Mr. Smith — 22,680 units; Mr. Creamer — 8,320 units; Mr. Burian — 8,130 units; Mr. Yospe — 3,100 units and Mr. Lynn — 2,500 units. In addition, Mr. Burian received a grant of 210 restricted stock units in June 2015 to reflect his employment agreement renewal. These restricted stock units will vest in September 2016, as long as the employee is continuously employed until such date and, with respect to the NEOs, the performance objectives are attained (accordingly, the awards held by Messrs. Smith and Creamer have been forfeited). The performance objectives with respect to these awards required the AOCF of the business units in any of the fiscal years ending on June 30, 2015, June 30, 2016 or June 30, 2017 to exceed 75% of the 2014 fiscal year AOCF of the business units; provided, however, that for Mr. Burian’s June 2015 grant, such AOCF target must be achieved in either of the fiscal years ending on June 30, 2016 or June 30, 2017.

On September 11, 2015, the Compensation Committee certified the achievement of the performance objectives for the awards held by executives, other than Mr. Burian’s June 2015 grant, by virtue of the AOCF of the business units for the 2015 fiscal year ($480.8 million) exceeding 75% of the AOCF of the business units for the 2014 fiscal year ($355.4 million).

Additional information regarding restricted stock unit awards for the NEOs during the 2014 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below. More information regarding other equity grants for the NEOs appears in the “Outstanding Equity Awards at June 30, 2015” table under “Executive Compensation Tables” below.

Hedging Policy and Holding Requirements

The Company’s Insider Trading Policy prohibits all directors and employees (including NEOs) from engaging in short sales or other “hedging” transactions that might otherwise be used by a director or NEO to weaken their alignment with the Company’s stockholders.

Under the executive compensation program for the year ending June 30, 2015, annual restricted stock unit awards to NEOs cliff vest on the third anniversary of the date of grant so long as the recipient is continuously employed by the Company until such date (and subject to the performance conditions described above). With respect to our directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are not settled in shares of Company stock (or, in the Compensation Committee’s discretion, cash) until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death). One effect of the cliff-vesting and holding requirements is to require each of our directors and NEOs to maintain significant holdings of Company securities at all times.

Cash Performance Awards

Under our executive compensation program for the year ending June 30, 2015, grants of long-term cash performance awards were made to executive officers and certain other members of management pursuant to the Company’s CIP. This executive compensation program contemplated annual grants of three-year performance awards to executive officers and other members of management to be earned on the basis of long-term Company performance relative to pre-established financial goals. The Compensation Committee sets the performance objectives for each award in the first quarter of the fiscal year of grant. Each recipient is eligible to receive a specified target dollar amount, depending on the employee’s grade level and subject to the terms of the employee’s employment agreement, if applicable, to the extent that the Company’s target performance objectives are achieved, and subject to continued employment by the Company through the payment date. To the extent the Company exceeds or falls short of the performance objectives, eligible employees may receive payments greater than or less than (or none of) their target cash performance award.

With respect to the awards granted to eligible NEOs in September 2014 (and, with respect to Mr. Burian’s additional grant in connection with his employment agreement renewal, June 2015), the payment of the cash performance awards is conditioned upon the satisfaction of one or more performance objectives established by the Compensation Committee as described in greater detail below. Any such performance objectives are subject to various adjustments such as acquisitions and dispositions, changes in GAAP and/or investments in new venues or business ventures. The performance objectives were designed to achieve tax deductibility under Code Section 162(m).

Upon achievement of the performance objectives, each NEO is eligible to receive payment of an incentive bonus equal to two times the NEO’s cash performance award target, subject to the recipient’s continued employment by the Company through the payment date and the Compensation Committee’s discretion to reduce (but not increase) the award (e.g., to bring the awards in line with the payouts that would have been achieved based on the performance objectives that are applicable to other members of management, as described in the following paragraph). No such reduction may result in a payout (expressed as a percentage of the target award) less than the payout (expressed as a percentage of the target award) for the cash performance awards granted in September 2014 to those eligible Company employees who the Compensation Committee determined will not be subject to Code Section 162(m), as described in the following paragraph.

The cash performance awards granted in September 2014 to all eligible Company employees whom the Compensation Committee determined are not subject to Code Section 162(m) provided that such awards would be payable in September 2017 if (a) the Company achieves specified targets of net revenues (or, for certain live event production divisions of the Company, contribution (revenue less direct expense and amortization of mounting costs) instead of net revenues), and AOCF of the business units in the year ending June 30, 2017 and (b) continued employment requirements are satisfied. The target levels of net revenues (or contribution) and AOCF of the business units were derived from the Company’s five-year plan for its operating business units presented to the Board in connection with the Company’s budget for the fiscal year ended June 30, 2015. These targets were intended to measure ongoing operating performance of the Company and are subject to various adjustments such as for acquisitions and dispositions, changes in GAAP and/or investments in new venues or business ventures, and exclude all charges for long-term performance based compensation.

The awards provided for a potential payout on a sliding scale such that the actual payment may range from 0% of the long-term cash performance award if the Company fails to achieve threshold levels of performance (for example, if both net revenues and AOCF of the business units fail to reach at least 85% and 75%, respectively, of the targets) to 110% of the long-term cash performance award if the Company exceeds the threshold levels of performance by a certain percentage (for example, if both net revenues and AOCF of the business units equal or exceed 115% and 125%, respectively, of the targets). If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provided for partial payments. Fifty percent of the award is tied to achievement of net revenue (or contribution) goals, and 50% of the award is tied to achievement of business unit AOCF goals.

Because the AOCF and net revenue (or contribution) targets for the cash performance awards have been derived from the Company’s confidential five-year strategic plans, which are not disclosed publicly for competitive reasons, we do not believe it is appropriate to disclose specific numerical targets. Disclosure of these targets could provide information that could lead to competitive harm. We believe that our five-year plans, and consequently the targets set for the performance awards, are ambitious and reflect desired above-market performance. In determining the threshold levels of performance, the Compensation Committee considered, among other factors, the Company’s five-year plans and the degree of difficulty in achieving the targets. The Compensation Committee believes that the lowest levels on the sliding scale should be achieved, although there can be no assurance this will occur. As the payout scale increases, the likelihood of achievement decreases and the payouts increase. The Compensation Committee has the authority to amend or waive the performance targets under these awards and to make interpretations and adjustments thereto.

Based on the experience, employment agreement provisions and/or grade level of eligible NEOs, in September 2014 the Compensation Committee granted performance awards with the following targeted amounts: Mr. Dolan — $875,000; Mr. Smith — $1,500,000; Mr. Creamer — $550,000; Mr. Burian — $537,500; Mr. Yospe — $205,000; and Mr. Lynn — $165,000. In June, 2015, the Compensation Committee granted to Mr. Burian an additional performance award with a targeted amount of $17,709 to reflect his employment agreement renewal in June 2015. Such awards will be payable in 2017, subject to continued employment requirements (accordingly, the awards held by Messrs. Smith and Creamer have been forfeited) and the Compensation Committee’s negative discretion described above, so long as the AOCF of the Company’s business units in any of the fiscal years ended on June 30, 2015, June 30, 2016 or June 30, 2017 exceeds 75% of the 2014 fiscal year AOCF of the business units; provided that Mr. Burian’s June 2015 award is only payable if the AOCF target is achieved in either of fiscal year 2016 or fiscal year 2017. On September 11, 2015, the Compensation Committee certified the achievement of the performance objectives for the awards held by executives, other than Mr. Burian’s June 2015 grant, by virtue of the AOCF of the business units for the 2015 fiscal year ($480.8 million) exceeding 75% of the AOCF of the business units for the 2014 fiscal year ($355.4 million).

In connection with the MSG Distribution, the Compensation Committee exercised its negative discretion with respect to the cash performance awards granted to its executive officers in the fiscal years ended June 30, 2014 and June 30, 2015, so that such awards will entitle the executive to a fixed dollar amount equal to the target value of the performance award. Payment of the awards will be subject to the individual’s continued employment with either MSG or the Company through the regularly scheduled vesting date, and otherwise will remain subject to the terms of the cash performance award agreement (including, with respect to the awards granted to the executive officers in fiscal year 2015, the requirement that the Compensation Committee certify the achievement of the applicable performance objectives).

In September 2015, the Compensation Committee certified the Company’s achievement of the 2015 fiscal year net revenue (or contribution) and AOCF performance objectives for the cash performance awards granted in September 2012. With respect to the named executive officers, the Compensation Committee had previously certified the achievement of the 162(m) performance target for such 2012 awards based upon achievement of the applicable business unit AOCF target in the 2013 fiscal year. Based upon the Company’s actual 2015 fiscal year performance of revenues (or contributions) and business unit AOCF against the targets set for the September 2012 awards granted to employees whom the Compensation Committee determined are not subject to Code Section 162(m), the September 2012 performance awards paid out at 102.4% of target in September 2015. The Compensation Committee, applying negative discretion, reduced the payout of the eligible NEOs’ awards from 200% to 102.4% of target in order to align the payout percentage with those of other employees.

Change to Long-Term Incentives in Fiscal Year 2016

For the year ended June 30, 2016, the Compensation Committee determined to award long term incentives in time-vesting restricted stock units and, in lieu of cash performance awards, performance restricted stock units, split equally based on target award value. The time-vesting restricted stock units, in lieu of cliff-vesting on the third anniversary of the grant date, will vest in three equal installments on each of the first three anniversaries of the grant date. The Compensation Committee made these changes to further align management’s incentives with the interests of its stockholders, and to better align with compensation standards in the marketplace.

Benefits

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, Mr. Dolan does not participate in certain Company benefit plans, including the Company’s qualified defined benefit and defined contribution pension plans, and the Company’s medical, dental and vision plans. Mr. Dolan receives qualified pension benefits and health benefits from Cablevision.

Defined Benefit Plans

Prior to the MSG Distribution, the Company maintained the MSG Holdings, L.P. Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including executive officers. As of the MSG Distribution, the Cash Balance Plan was transferred to MSG, but eligible employees of the Company received a full year of credit under the Cash Balance Plan. Under the MSGN Holdings, L.P. Excess Cash Balance Plan (the “Excess Cash Balance Plan”), a non-qualified deferred compensation plan, the Company provides additional benefits to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation. Effective March 1, 2011, the Company merged the Madison Square Garden, L.P. Retirement Plan (the “Retirement Plan”), a frozen defined benefit pension plan, into the Cash Balance Pension Plan. Each of the Cash Balance Pension Plan and Excess Cash Balance Plan will be frozen to new participants and future benefit accruals effective as of December 31, 2015.

The Company also maintains the MSGN Holdings, L.P. Excess Retirement Plan (the “Excess Retirement Plan”), a non-qualified deferred compensation plan, under which the Company provided additional benefit accruals (until January 1, 2008) to employees, including executive officers, whose participation in the Retirement Plan was restricted by the applicable IRS annual compensation limitation. The Excess Retirement Plan was frozen at the same time as the related qualified plan.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan, and the Excess Retirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

Under the Madison Square Garden L.P. 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, participating employees, including executive officers, may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Company matches 50% of the first 6% of eligible pay contributed by participating employees. The Company matching contributions are subject to vesting limitations for the first three years of employment. Effective January 1, 2016, the Savings Plan has been amended to provide (a) a matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by MSG.

In addition, the Company offers the MSGN Holdings, L.P. Excess Savings Plan (the “Excess Savings Plan”), a non-qualified deferred compensation plan, to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company under the Savings Plan and the Excess Savings Plan and allocations under the defined contribution portion of the Nonqualified Supplemental Benefit Plan on behalf of the NEOs are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Other

In addition to the above employee benefit plans, Mr. Pollichino is also eligible for benefits under the Madison Square Garden Retiree Medical Program, which provides continued medical coverage to employees who (i) were hired prior to January 1, 2001, (ii) retire after age 55 with at least ten years of service, (iii) commence payments under the Retirement Plan and (iv) are eligible for the Company’s active medical plan on the day before the retirement date. The program is self-funded and participants pay 25% of the cost of pre-65 coverage and 100% of post-65 coverage.

Perquisites

The Company provides certain perquisites to executive officers as described below. The aggregate value of perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Mr. Dolan has, and Mr. Smith had, regular access to a car and driver which each is permitted to use for his personal use in addition to business purposes. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees use a car and driver for personal use without reimbursement to the Company, those employees are imputed compensation for tax purposes.

Aircraft Arrangements

During the fiscal year ending June 30, 2015 The Company had access to various aircraft through time sharing arrangements with a subsidiary of Cablevision and various Dolan family entities. Generally, Mr. Dolan has been permitted to use Cablevision helicopters for personal travel, which has primarily been for purposes of commutation. The Company and Cablevision have agreed on an allocation of the costs of such personal helicopter use.

To the extent any NEO or other employee uses any of the aircraft, including helicopters, for personal travel without reimbursement to the Company, they are imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executives. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.

Executive Security

Mr. Dolan participates in Cablevision’s executive security program. The Company and Cablevision have agreed on an allocation of the costs of such participation in their security program. Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.

Other

From time to time certain employees, including the NEOs (and their guests), have access to tickets to sporting events and other entertainment at the Company’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

During a portion of the fiscal year ending June 30, 2015, the Company leased an apartment in Los Angeles. The apartment is available for use by senior executives of the Company and for other business purposes. To the extent that any NEO or other employee uses the apartment for personal purposes during the year, they are imputed compensation for tax purposes.

Post-Termination Compensation

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executives.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment, Retirement and Separation Agreements” and “— Termination and Severance” below.

Tax Deductibility of Compensation

Code Section 162(m) establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid NEOs (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Code Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Code Section 162(m) and to be consistent with providing appropriate compensation to executives. The Company’s stockholders approved the CIP and the Employee Stock Plan at the Company’s first annual stockholders’ meeting on November 30, 2011, and are being asked to approve the CIP and Employee Stock Plan, each as amended, at the annual meeting. For additional information about these plans, please see Proposals 3 and 4.

From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) that would not qualify for an exemption from Code Section 162(m). For example, we expect that the amount of annual base salary in excess of $1 million for each of the President and Chief Executive Officer and the next three most highly paid NEOs, plus any other annual compensation paid or imputed to each of the President and Chief Executive Officer and the next three most highly paid NEOs covered by Code Section 162(m) that causes their respective non-performance-based compensation to exceed the $1 million limit, will not be deductible by the Company for federal income tax purposes.

Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain, motivate and reward our executives, notwithstanding Code Section 162(m).

Other Awards

Cablevision Distribution

As a result of the Cablevision Distribution, Cablevision stock options and stock appreciation rights were adjusted according to the 1:4 distribution ratio (i.e., one share of the Company’s common stock for every four shares of Cablevision) into two separate awards by each of Cablevision and the Company. In addition, independent of any action by the Compensation Committee, as a result of the spinoff by Cablevision of AMC Networks into its own separate, publicly-traded company (the “AMC Distribution”), Cablevision stock options and stock appreciation rights were adjusted according to the 1:4 distribution ratio (i.e., one share of AMC Networks common stock for every four shares of Cablevision) into two separate awards by each of Cablevision and AMC Networks. As of June 30, 2014, all outstanding Cablevision options and stock appreciation rights, and all Company and AMC Networks options and stock appreciation rights issued in respect of such Cablevision awards, had vested.

MSG Distribution

In connection with the MSG Distribution, each option to purchase our Class A Common Stock became two options: one option to acquire MSG Class A Common Stock and one option to acquire our Class A Common Stock. Options with respect to our Class A Common Stock were issued under the Employee Stock Plan. The existing exercise price was allocated between the existing options and the new MSG options based upon the weighted average prices of the MSG Class A Common Stock and our Class A Common Stock over the ten trading days immediately following the MSG Distribution as reported by Bloomberg, and the underlying share amount took into account the one-to-three distribution ratio (i.e., one share of MSG Class A Common Stock was issued for every three shares of our Class A Common Stock). Other than the split of the options and the allocation of the existing exercise price, there were no additional adjustment to the existing options in connection with the MSG Distribution and the terms of each employee’s applicable option award agreement will continue to govern our options.

In connection with the MSG Distribution, each holder of an employee restricted stock unit that was granted prior to July 1, 2015 received one MSG restricted stock unit in respect of every three restricted stock units owned on the record date and continues to be entitled to a share of our Class A Common Stock (or cash or other property) for each restricted stock unit in accordance with the existing award agreement. In connection with the MSG Distribution, each employee restricted stock unit that was granted after July 1, 2015 was adjusted in accordance with its terms, which generally provide that (1) each holder who remains employed by the Company following the MSG Distribution will continue to hold the restricted stock units, with the number of restricted stock units adjusted to reflect the MSG Distribution to maintain the value of the restricted stock units, and (2) each holder who MSG employs following the MSG Distribution will receive MSG restricted stock units of the same value as such restricted stock units, and the original restricted stock units will be cancelled. Any holder of MSG restricted stock units granted after July 1, 2015 who will be employed by both MSG and us following the MSG Distribution will continue to hold our restricted stock units, adjusted to reflect the MSG Distribution, and will receive MSG restricted stock units in connection with the MSG Distribution, so that 30% of the value of the employee’s restricted stock units are our restricted stock units and 70% of the value of the employee’s restricted stock units are MSG restricted stock units.

In fiscal years ended June 30, 2014 and 2015, we granted three-year performance awards to executives and certain other members of management of the Company under the CIP. Following the MSG Distribution, those awards entitle the holder to a fixed dollar amount based on the target value of the performance award. Payment of such cash awards will be subject to the participant’s continued employment with either MSG or the Company, as applicable, through the date the original performance award is scheduled to vest, and otherwise will remain subject to the terms of the performance award agreement.

With respect to outstanding long-term cash and equity awards, the Company, MSG, Cablevision and AMC Networks are not regarded as competitive entities of each other for purposes of any non-competition provisions contained in the applicable award agreements.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission. Messrs. Schwartz, Sperling, and Tese, as members of the Compensation Committee, also joined in the Compensation Committee’s recommendation but they ceased to serve as directors of the Company prior to the date of this proxy statement. Messrs. DeMark and Litvin had not joined our Board at the time of the Compensation Committee’s recommendation.

Member of the Compensation Committee

John L. Sykes

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s Named Executive Officers. See “Compensation Discussion and Analysis” for an explanation of our compensation philosophy and program.

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2015, 2014 and 2013, respectively.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation($)(6)	Total ($)
James L. Dolan (7)	2015	550,000	—	885,219	2,293,000	52,312	266,324	4,046,855
Executive Chairman and President and Chief Executive Officer	2014	549,995	—	866,376	2,312,125	48,949	251,512	4,028,957
	2013	545,192	—	907,958	2,485,552	26,815	34,793	4,000,310
Thomas S. Smith, Jr. (8)	2015	1,043,654	—	1,517,519	—		184,301	2,745,474
President and Chief Executive Officer	2014	420,577	—	3,445,168	1,051,442	—	61,861	4,979,048

Donna Coleman (9)	2015	412,500	—	—	—		5,540	418,040
Interim Chief Financial Officer			—
			—
Sean R. Creamer (10)	2015	507,692	—	556,691	—		798,401	1,862,784
Executive Vice President and Chief Financial Officer			—
			—

Robert M. Pollichino (11)	2015	425,385	—	—	660,564	112,700	13,536	1,212,185
Executive Vice President and Chief Financial Officer	2014	785,192	—	470,610	1,097,619	252,178	24,833	2,630,432
	2013	761,058	—	528,120	1,179,783	2,816	23,672	2,495,449

Lawrence J. Burian	2015	754,115	$86,590	561,942	1,785,200	55,590	23,424	3,266,861
Executive Vice President, General Counsel and Secretary	2014	703,269	—	420,714	929,077	43,118	22,221	2,118,399
	2013	668,692	—	441,415	911,483	39,117	20,780	2,081,487

Joseph F. Yospe	2015	465,516	—	207,421	475,962	41,671	14,738	1,205,308
Senior Vice President and Controller	2014	446,269	—	202,986	470,581	37,595	14,113	1,171,544
	2013	431,950	—	212,750	516,364	20,123	13,437	1,194,624
Robert J. Lynn	2015	357,998	—	167,275	328,090	27,998	11,337	892,698
Senior Vice President, Treasury and Investor Relations

(1)	For 2015, salaries paid to the NEOs accounted for approximately the following percentages of their total compensation: Mr. Dolan – 14%; Mr. Smith – 38%; Ms. Coleman – 99%; Mr. Creamer — 27%; Mr. Pollichino – 35%; Mr. Burian – 23%; Mr. Yospe – 39%; and Mr. Lynn — 40%.

(2)	This column reflects a performance bonus paid outside of the Cash Incentive Plan to Mr. Burian with respect to performance during the year ended June 30, 2015.

(3)	This column reflects the aggregate grant date fair value of Company restricted stock units granted to the executives, without any reduction for risk of forfeiture or in the case of Messrs. Smith and Creamer actual forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. With respect to Mr. Pollichino, the number in respect of fiscal year ended June 30, 2014 also includes $35,192, which represents the incremental fair value of the vesting terms for Mr. Pollichino’s 2012 restricted stock unit award pursuant to his January 6, 2014 Retirement Agreement (January 6, 2014 modified full value of $528,120, compared to a September 10, 2012 grant date full value of $492,928).

(4)

For the 2015 figures, this column reflects the annual incentive award earned by each individual with respect to performance during the year ended June 30, 2015 and paid in September 2015 as well as the long-term cash performance awards granted by the Company in September 2012 and earned based on 2015 fiscal year performance. These long-term cash performance awards were paid in September 2015 in the following amounts: Mr. Dolan: $896,000, Mr. Burian: $435,200, Mr. Yospe: $209,920, Mr. Lynn:

$168,960 and Mr. Pollichino: $405,333. For the 2014 figures, this column reflects the annual incentive award earned by each individual with respect to performance during the year ended June 30, 2014 and paid in September 2014 as well as the long-term cash performance awards granted by the Company in September 2011 and earned based on 2014 fiscal year performance. These long-term cash performance awards were paid in September 2014 in the following amounts: Mr. Dolan: $937,125, Mr. Pollichino: $508,725, Mr. Burian: $401,625, and Mr. Yospe: $219,555. For the 2013 figures, this column reflects the annual incentive award earned by each individual with respect to performance during the year ended June 30, 2013 and paid in September 2013 as well as the long-term cash performance awards granted by the Company in March 2010 and earned based on calendar year 2012 performance. These long-term cash performance awards were paid in February 2013 in the following amounts: Mr. Dolan: $1,119,300, Mr. Pollichino: $607,620, Mr. Burian: $383,760, and Mr. Yospe: $262,236.

(5)	For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated cash balance plan account and accumulated excess cash balance account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below. In addition, with respect to Mr. Pollichino, this column includes the increase during each applicable period in the present value of his benefit under the Retirement Plan (which, effective March 1, 2011, was merged into the Cash Balance Plan), Excess Retirement Plan and Retiree Health Plan.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Match (a)	Excess Savings Plan Match (a)	Life Insurance Premiums (b)	Perquisites (c)	Termination Related Payments (d)	Total
James L. Dolan	2015	—	16,500	840	248,984	—	266,324
Thomas S. Smith, Jr.	2015	7,200	2,302	1,701	173,098	—	184,301
Donna Coleman	2015	5,400	—	140	—	—	5,540
Sean R. Creamer	2015	13,132	—	717	163,302	621,250	798,401
Robert M. Pollichino	2015	—	12,762	774	—	—	13,536
Lawrence J. Burian	2015	7,714	14,477	1,226	—	—	23,424
Joseph F. Yospe	2015	7,428	6,537	772	—	—	14,738
Robert J. Lynn	2015	6,909	3,832	596	—	—	11,337

(a)	These columns represent, for each individual, a matching contribution by the Company on behalf of such individual under the Savings Plan or Excess Savings Plan, as applicable.

(b)	This column represents amounts paid for each of Ms. Coleman and Messrs. Dolan, Smith, Creamer, Pollichino, Burian, Yospe and Lynn to participate in the Company’s group life insurance program.

(c)	This column represents, for the NEOs, the following aggregate estimated perquisites, as described in the table below. For more information regarding the calculation of these perquisites, please see “Compensation Discussion and Analysis — Perquisites.”

Name	Year	Car and Driver (I)	Aircraft (II)	Executive Security (III)	Other (IV)	Total
James L. Dolan	2015	50,512	39,605	153,081	*	248,984
Thomas S. Smith, Jr.	2015	134,059	39,039	*	*	173,098
Donna Coleman	2015	*	*	*	*	**
Sean R. Creamer	2015	*	*	*	163,302	163,302
Robert M. Pollichino	2015	*	*	*	*	**
Lawrence J. Burian	2015	*	*	*	*	**
Joseph F. Yospe	2015	*	*	*	*	**
Robert J. Lynn	2015	*	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2015 for the individual is less than $10,000.

(I)	With respect to Mr. Dolan, who uses cars and drivers provided by Cablevision, the amounts in this column are calculated by using a mileage charge for the executive’s personal use of the vehicle. With respect to Mr. Smith, the amounts in this column are calculated using a portion of the cost of the Company’s driver plus maintenance, fuel and other related costs for the Company vehicle, based on an estimated percentage of personal use.

(II)	As discussed under “Compensation Discussion and Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the incremental cost to the Company for personal use of aircraft (which the Company uses pursuant to its time sharing arrangements with a Cablevision subsidiary, see “Relationship Between Us and Cablevision, MSG and AMC Networks — Aircraft Arrangements” below). Incremental cost is determined as the actual additional cost incurred by the Company under the time sharing arrangements.

(III)	The amounts in this column represent the amounts billed to the Company by Cablevision for Messrs. Dolan participation in Cablevision’s executive security program.

(IV)	With respect to Mr. Creamer, the amount in this column represents temporary housing costs reimbursed by the Company. With respect to Mr. Dolan, the amount in this column represents personal use of the Los Angeles apartment leased by the Company.

(d)	This column represents termination-related payments to Mr. Creamer in connection with his resignation effective May 4, 2015, consisting of a lump sum cash payment of $550,000 and the assumption of temporary housing obligations with a value of $71,250.

(7)	Mr. Dolan assumed the responsibilities of President and Chief Executive Officer effective as of March 13, 2015 until Mr. O’Connor’s appointment as President and Chief Executive Officer effective as of July 15, 2015.

(8)	Mr. Smith resigned as President and Chief Executive Officer of the Company on March 13, 2015.

(9)	Effective May 5, 2015, Ms. Coleman was appointed Interim Chief Financial Officer of the Company and served in such position until the MSG Distribution.

(10)	Mr. Creamer was appointed the Company’s Executive Vice President and Chief Financial Officer effective as of September 1, 2014, and resigned effective as of May 4, 2015.

(11)	Mr. Pollichino ceased serving as the Company’s Executive Vice President and Chief Financial Officer effective as of September 1, 2014, and retired on January 2, 2015.

Grants of Plan-Based Awards

The table below presents information regarding awards granted during the year ended June 30, 2015 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units, restricted stock and stock options.

Name	Year	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Securities Underlying Options(#)	Exercise or Base: Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards($) (1)
				Threshold($)	Target($)	Maximum($)
James L. Dolan (7)	2015	9/24/2014	(2)		1,100,000	2,200,000
	2015	9/24/2014	(3)	787,500	875,000	1,750,000
	2015	9/24/2014	(4)				13,230			885,219
Thomas S. Smith, Jr. (8)	2015	9/24/2014	(2)		2,700,000	5,400,000
	2015	9/24/2014	(3)	1,350,000	1,500,000	3,000,000
	2015	9/24/2014	(4)				22,680			1,517,519
Donna Coleman (9)	2015	—
Sean R. Creamer (10)	2015	9/24/2014	(2)		675,000	1,350,000
	2015	9/24/2014	(3)	495,000	550,000	1,100,000
	2015	9/24/2014	(4)				8,320			556,691
Robert M. Pollichino (11)	2015	9/24/2014			255,231
Lawrence J. Burian	2015	9/24/2014	(2)		1,156,250	2,312,500
	2015	9/24/2014	(3)	483,750	537,500	1,075,000
	2015	9/24/2014	(4)				8,130			543,978
	2015	6/22/2015	(5)				210			17,963
	2015	6/22/2015	(6)	15,938	17,709	35,418
Joseph F. Yospe	2015	9/24/2014	(2)		211,232	422,464
	2015	9/24/2014	(3)	184,500	205,000	410,000
	2015	9/24/2014	(4)				3,100			207,421
Robert J. Lynn	2015	9/24/2014	(2)		126,120	252,239
	2015	9/24/2014	(3)	148,500	165,000	330,000
	2015	9/24/2014	(4)				2,500			167,275

(1)	This column reflects the aggregate grant date fair value of the restricted stock unit awards granted to each NEO in 2014 without any reduction for risk of forfeiture or, in the case of Messrs. Smith and Creamer, actual forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant.

(2)	This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s CIP for performance in the year ended June 30, 2015. Each of the executives is assigned a target bonus which is a percentage of the executive’s base salary for such year; provided that Mr. Burian’s target bonus is adjusted to reflect the mid-year change in his base salary and target bonus percentage. There is no threshold amount for annual incentive awards. Under the terms of the awards, upon the achievement of the relevant performance targets, each NEO is eligible to receive an annual incentive award equal to the lesser of $10,000,000 and two times the executive’s target bonus, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid in September 2015 for performance in the 2015 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion and Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)	This row reflects the future payouts with respect to the long-term cash performance awards that were granted under the CIP in September 2014. Each performance award was granted with a target payment, with an actual payment upon the achievement of performance targets equal to two times the target, subject to the Compensation Committee’s discretion to reduce the award. These performance awards will be payable in the first quarter following the fiscal year ending June 30, 2017, subject to continued employment requirements. The awards were subject to performance criteria which have been satisfied. In connection with the MSG Distribution, the Compensation Committee has elected to apply negative discretion to reduce the payout to the target value of each of these performance awards, and payment of the awards will be subject to the executive’s continued employment with either the Company or MSG through the regularly scheduled vesting date, subject to any applicable employment agreement provisions. For more information regarding the terms of these performance awards, please see “Compensation Discussion and Analysis — Elements of Our Compensation Program — Long-term Incentives — Cash Performance Awards.”

(4)	This row reflects the number of restricted stock units awarded in the year ended June 30, 2015. These grants of restricted stock units, which were made under the Company’s Employee Stock Plan, are expected to cliff vest on the third anniversary of the grant date subject to continued employment requirements and were subject to performance criteria which have been satisfied. See “— Compensation Discussion and Analysis — Elements of Our Compensation Program — Restricted Stock Units.”

(5)	This row reflects the June 2015 grant of restricted stock units that were awarded to Mr. Burian in connection with his employment agreement renewal. This grant of restricted stock units, which was made under the Employee Stock Plan, is expected to cliff vest on the third anniversary of September 24, 2014 subject to achievement of performance criteria and continued employment requirements. See “— Compensation Discussion and Analysis — Elements of Our Compensation Program — Restricted Stock Units.”

(6)	This row reflects the future payouts with respect to the June 2015 long-term cash performance award that was granted to Mr. Burian in connection with his employment agreement renewal. The performance award was granted with a target payment, with an actual payment upon the achievement of performance targets equal to two times the target, subject to the Compensation Committee’s discretion to reduce the award. This performance award will be payable in the first quarter following the fiscal year ending June 30, 2017, subject to achievement of the performance targets and continued employment requirements. In connection with the MSG Distribution, the Compensation Committee has elected to apply negative discretion to reduce the payout to the target value of the performance award, and payment of the awards will be subject to the executive’s continued employment with either the Company or MSG through the regularly scheduled vesting date, subject to the terms of Mr. Burian’s employment agreement. For more information regarding the terms of this performance award, please see “Compensation Discussion and Analysis — Elements of Our Compensation Program — Long-term Incentives — Cash Performance Awards.”

(7)	Mr. Dolan assumed the responsibilities of President and Chief Executive Officer effective as of March 13, 2015 until Mr. O’Connor’s appointment as President and Chief Executive Officer effective as of July 15, 2015.

(8)	Mr. Smith resigned as President and Chief Executive Officer of the Company on March 13, 2015. All awards on this table were forfeited by Mr. Smith.

(9)	Effective May 5, 2015, Ms. Coleman was appointed Interim Chief Financial Officer of the Company and served in such position until the MSG Distribution.

(10)	Mr. Creamer was appointed the Company’s Executive Vice President and Chief Financial Officer effective as of September 1, 2014, and resigned effective as of May 4, 2015. All awards on this table were forfeited by Mr. Creamer.

(11)	Mr. Pollichino ceased serving as the Company’s Executive Vice President and Chief Financial Officer effective as of September 1, 2014, and retired on January 2, 2015. Pursuant to his retirement agreement, Mr. Pollichino was entitled to a pro rata target bonus for the portion of the 2015 fiscal year in which he was employed.

Outstanding Equity Awards at June 30, 2015

The table below shows (i) each grant of stock options and stock appreciation rights that are unexercised and outstanding and (ii) the aggregate number of unvested restricted stock units and shares of unvested restricted stock outstanding for each NEO, in each case as of June 30, 2015.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Not Vested ($) (1)
James L. Dolan (7)						50,190	(2)	4,190,363
	15,000	—	—	10.78	11/08/2015
	30,000	—	—	10.78	11/08/2015
	66,000	—	—	14.25	06/05/2016
Thomas S. Smith, Jr.	—	—	—	—	—	—		—
Donna Coleman	—	—	—	—	—	—		—
Sean R. Creamer	—	—	—	—	—	—		—
Robert M. Pollichino	—	—	—	—	—	12,844	(3)	1,072,345
Lawrence J. Burian	—	—	—	—	—	26,300	(4)	2,195,787
Joseph F. Yospe	—	—	—	—	—	11,760	(5)	981,842
Robert J. Lynn	—	—	—	—	—	9,480	(6)	791,485

(1)	Calculated using the closing price of Class A Common Stock on NASDAQ on June 30, 2015 of $83.49 per share.

(2)	With respect to Mr. Dolan, the total in this column represents an award of 21,680 restricted stock units granted as a long-term incentive award in September 2012, 15,280 restricted stock units granted as a long-term incentive award in September 2013, and 13,230 restricted stock units granted as a long-term incentive award in September 2014

(3)	With respect to Mr. Pollichino, the total in this column represents an award of 9,155 restricted stock units granted as a long-term incentive award in September 2012 and 3,689 restricted stock units granted as a long-term incentive award in September 2013.

(4)	With respect to Mr. Burian, the total in this column represents an award of 10,540 restricted stock units granted as a long-term incentive award in September 2012, 7,420 restricted stock units granted as a long-term incentive award in September 2013, 8,130 restricted stock units granted as a long-term incentive award in September 2014, and 210 restricted stock units granted as a long-term incentive award in May 2015.

(5)	With respect to Mr. Yospe, the total in this column represents an award of 5,080 restricted stock units granted as a long-term incentive award in September 2012, 3,580 restricted stock units granted as a long-term incentive award in September 2013, and 3,100 restricted stock units granted as a long-term incentive award in September 2014.

(6)	With respect to Mr. Lynn, the total in this column represents an award of 4,090 restricted stock units granted as a long-term incentive award in September 2012, 2,890 restricted stock units granted as a long-term incentive award in September 2013, and 2,500 restricted stock units granted as a long-term incentive award in September 2014

(7)	Outstanding Cablevision and AMC Networks equity-based awards held by Messrs. Dolan are subject to his respective continued employment by Cablevision.

Stock Vested

The table below shows restricted stock awards that vested during the year ended June 30, 2015.

	Restricted Stock
Name	Number of Shares Acquired on Vesting	Value Realized On Vesting ($) (1)
James L. Dolan	37,320	2,444,101
Thomas S. Smith, Jr.	25,925	2,010,225
Donna Coleman	—	—
Sean R. Creamer	—	—
Robert M. Pollichino	20,260	1,325,207
Lawrence J. Burian	16,000	1,046,560
Joseph F. Yospe	8,750	572,338
Robert J. Lynn	7,040	460,486

(1)	Calculated using the closing price of Class A Common Stock on NASDAQ on the vesting date, September 9, 2014, of $65.41 per share, and with respect to Mr. Smith, March 4, 2015, of $77.54 per share.

Pension Benefits

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2015.

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($) (1)	Payments During 2015 ($)
James L. Dolan	Cash Balance Pension Plan	0	(2)	—	—
	Excess Cash Balance Plan	6	(2)	225,264	—

Thomas S. Smith, Jr.	Cash Balance Pension Plan	0	(3)	—	—
	Excess Cash Balance Plan	0	(3)	—	—
Donna Coleman	Cash Balance Pension Plan	0	(3)	—	—
	Excess Cash Balance Plan	0	(3)	—	—
Sean R. Creamer	Cash Balance Pension Plan	0	(3)	—	—
	Excess Cash Balance Plan	0	(3)	—	—

Robert M. Pollichino	Cash Balance Pension Plan	8	(4)	—	160,227
	Excess Cash Balance Plan	8	(4)	282,637	—
	Retirement Plan	10	(5)	458,587	11,028
	Excess Retirement Plan	10	(5)	1,290,731	—

Lawrence J. Burian	MSG Holdings, L.P. Cash Balance Pension Plan	15	(4)	174,436	—
	MSG Holdings, L.P. Excess Cash Balance Plan	15	(4)	171,811	—
Joseph F. Yospe	MSG Holdings, L.P. Cash Balance Pension Plan	5		80,745	—
	MSG Holdings, L.P. Excess Cash Balance Plan	5		54,358	—

Robert J. Lynn	MSG Holdings, L.P. Cash Balance Pension Plan	5		66,436	—
	MSG Holdings, L.P. Excess Cash Balance Plan	5		19,786	—

(1)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 16 to our financial statements included in our Annual Report on Form 10-K.

(2)	Mr. Dolan does not participate in the Cash Balance Pension Plan. He commenced participation in the Excess Cash Balance Plan in connection with the Distribution. Amounts accrued by Mr. Dolan prior to the Distribution under both the Cablevision Cash Balance Pension Plan and the Cablevision Excess Cash Balance Plan remain in such plans. Mr. Dolan continues to participate in the Cablevision Cash Balance Pension Plan and the Cablevision Excess Cash Balance Plan in connection with his Cablevision employment.

(3)	Messrs. Smith, Creamer and Ms. Coleman had not yet commenced participation in the Cash Balance Plan and the Excess Cash Balance Plan as a result of such plans’ one-year waiting periods.

(4)	In connection with the Distribution, Messrs. Pollichino’s and Burian’s accrued benefits under each of the Cablevision Cash Balance Pension Plan and Cablevision Excess Cash Balance Plan were transferred to the Cash Balance Pension Plan and the Excess Cash Balance Plan, respectively. Their number of years of credited service under each of the Cash Balance Pension Plan and the Excess Cash Balance Plan includes the period of their participation in the Cablevision plans prior to Distribution.

(5)	Accruals under both the Retirement Plan and the Excess Retirement Plan were frozen as of December 31, 2007.

The Company maintains several benefit plans for our executives. The material terms and conditions are discussed below.

Cash Balance Pension Plan

Prior to the MSG Distribution, the Company maintained the Cash Balance Pension Plan, a tax-qualified defined benefit plan that generally covers regular full-time and part-time non-union employees of the Company and certain of its affiliates who have completed one year of service. A notional account is maintained for each participant under the Cash Balance Pension Plan, including the NEOs (other than Messrs. Dolan, Smith and Creamer and Ms. Coleman), which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals (in accordance with the Code limits, the maximum compensation taken into account in determining benefits is limited to $265,000 in calendar year 2015).

A participant’s interest in the cash balance plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum. Effective on March 1, 2011, the Retirement Plan (as described below) was merged into the Cash Balance Pension Plan. The merged plan remains named the Cash Balance Pension Plan, but provides the same benefits that were previously provided by the two separate plans. As of the MSG Distribution, the Cash Balance Pension Plan was transferred to MSG, and eligible employees of the Company received a full year of credit under the Cash Balance Pension Plan. The Cash Balance Pension Plan will be frozen to new participants and future benefit accruals effective as of December 31, 2015.

Excess Cash Balance Plan

The Excess Cash Balance Plan is a non-qualified deferred compensation plan that is intended to provide eligible participants, including each of the NEOs (other than Messrs. Smith and Creamer and Ms. Coleman), with the portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans ($265,000 in calendar year 2015). The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company. The Excess Cash Balance Pension Plan will be frozen to new participants and future benefit accruals effective as of December 31, 2015.

Retirement Plan

The Retirement Plan is a tax-qualified defined benefit plan covering substantially all of our non-union full-time and eligible part-time employees, including Mr. Pollichino, who were hired prior to January 1, 2001. Effective as of January 1, 2001, membership in the plan was frozen and benefit accruals under the plan continued only for employees who were already active participants in the plan as of December 31, 2000. As of December 31, 2007, the plan was amended to freeze all benefit accruals effective January 1, 2008 and eliminate the ability of participants to earn benefits for future service under this plan. As discussed above, the Retirement Plan was merged into the Cash Balance Plan, effective March 1, 2011. This merger did not adversely impact any participant in either of the two plans.

The plan provides a benefit at retirement equal to (i) 2% of a participant’s final average pay (as defined in the plan) multiplied by years of benefit service up to 20 years; plus (ii) 1% of the participant’s final average pay multiplied by years of benefit service (as defined in the plan) in excess of 20 years; minus (iii) 1.25% of the participant’s Social Security benefit multiplied by total benefit service up to 40 years. Final average pay is based on the highest average compensation paid during 60 consecutive months out of the last 120 months of benefit service. Compensation means the basic cash remuneration paid to the participant, including annual incentive compensation, commissions and overtime pay, and before deductions for elective deferrals (up to applicable Internal Revenue Code limits).

As a result of plan participants’ benefits under the plan being frozen on January 1, 2008, any pay earned and service completed after that date will not be taken into account when determining the amount of a participant’s benefit under the plan. Participants will continue to earn eligibility towards early retirement as long as they remain our employees. Normal retirement under the plan is age 65; however, participants who have attained age 55 and completed at least 10 years of vesting service may retire prior to age 65 and receive a reduced benefit. Pursuant to these plan terms, Mr. Pollichino commenced receipt of his accrued benefit under the Retirement Plan in the 2015 fiscal year in connection with the termination of his employment.

The normal form of benefit is a single life annuity for an unmarried participant and a 50% joint and survivor annuity for a married participant. The participant, with the spouse’s consent if married, may waive the normal form and elect an optional form of payment, including a single life annuity, a 50%, 75% or 100% joint and survivor annuity, a 10-year certain and life annuity, a level income option that integrates with Social Security benefits, and a lump sum payment if the actuarial present value of the benefit does not exceed $10,000.

Excess Retirement Plan

The Excess Retirement Plan is a non-qualified defined contribution plan that provides eligible participants, including Mr. Pollichino, with the portion of their benefit that cannot be paid to them under the Retirement Plan due to Code limits on the amount of compensation that can be taken into account in determining benefits under tax-qualified plans. Future benefit accruals under the Excess Retirement Plan ceased as of January 1, 2008 in conjunction with the cessation of future accruals under the Retirement Plan.

Benefits are payable under the Excess Retirement Plan upon the participant’s termination of employment. The normal form of payment under the Excess Retirement Plan is a life annuity for all participants. Instead of the normal form of payment, participants may have instead elected a 50%, 75% or 100% joint and survivor annuity option or a 10-year certain and life annuity option. Based upon his age and years of benefit service, Mr. Pollichino’s monthly accrued benefit payable at age 65 under the plan is $9,825.

Madison Square Garden 401(k) Savings Plan (“Savings Plan”)

Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs (other than Mr. Dolan), may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The participants are eligible to receive a matching contribution from the Company of up to 50% of the first 6% of eligible pay contributed by participating employees. A participant is always fully vested in his own contributions, and the Company matching contributions cliff vest on the third anniversary of the date of hire (subject to full vesting upon his death, disability or retirement after attaining age 65). In connection with the MSG Distribution, the Savings Plan became a multiple employer plan sponsored by MSG, to which we contribute. Effective January 1, 2016, the Savings Plan has been amended to provide (a) a matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company.

Excess Savings Plan

The Excess Savings Plan is an unfunded, non-qualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($265,000 in calendar year 2015) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($18,000, or $24,000 if 50 or over, for calendar year 2015) can continue to make pre-tax contributions under the Excess Savings Plan of up to 6% of his eligible pay. In addition, the Company will make matching contributions of up to 50% of the first 6% of eligible pay contributed by the employee. A participant is always fully vested in his own contributions and vests in the Company matching contributions on the third anniversary of the date of hire (subject to full vesting upon his death, disability or retirement after attaining age 65). Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company. Effective January 1, 2016, the Excess Savings Plan has been amended to provide (a) a matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company.

Nonqualified Deferred Compensation

The table below shows (i) the contributions made by each NEO and the Company during the year ended June 30, 2015, (ii) aggregate earnings on each NEO’s account balance during the year ended June 30, 2015 and (iii) the account balance of each of our NEOs under the Excess Savings Plan as of June 30, 2015.

Name	Plan Name	Executive Contributions in 2015 ($) (1)	Registrant Contributions in 2015 ($) (2)	Aggregate Earnings in 2015 ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2015 ($) (4)
James L. Dolan	Excess Savings Plan	33,000	16,500	3,381	—	265,178
Thomas S. Smith, Jr.	Excess Savings Plan	8,204	2,302	50	—	10,555
Donna Coleman	Excess Savings Plan	—	—	—	—	—
Sean R. Creamer	Excess Savings Plan	—	—	—	—	—
Robert M. Pollichino	Excess Savings Plan	25,523	12,762	8,794	—	642,118
Lawrence J. Burian	Excess Savings Plan	28,953	14,477	5,531	—	413,305
Joseph F. Yospe	Excess Savings Plan	17,916	6,537	1,135	—	88,589
Robert J. Lynn	Excess Savings Plan	10,964	3,832	531	—	41,152

(1)	These amounts represent a portion of the executives’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the executives contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

(4)	Amounts accrued by Mr. Dolan under the Cablevision Excess Savings Plan prior to the Distribution were not transferred to the Excess Savings Plan in connection with the spin-off of such plan and are therefore not reflected in this column. Such balances remain in the Cablevision Excess Savings Plan. Amounts accrued by Messrs. Pollichino and Burian under the Cablevision Excess Savings Plan prior to the Distribution were transferred over to the Excess Savings Plan and are reflected in this column. In connection with his retirement, Mr. Pollichino’s balance was paid out in July 2015.

Employment, Retirement and Separation Agreements

Employment Agreements with Messrs. Dolan, Burian and Yospe and Ms. Coleman

Each of our NEOs, other than Mr. Lynn, had an employment agreement with the Company in the year ended June 30, 2015. The employment agreement with Mr. Dolan expired on December 31, 2014; however, certain provisions, including provisions related to Mr. Dolan’s termination of employment, survive the agreement’s expiration. Set forth below is a description of the employment agreements between the Company and each of Messrs. Dolan, Burian and Yospe and Ms. Coleman. In connection with the Distribution, the Company assigned to MSG the employment agreements with Mr. Yospe and Ms. Coleman.

As noted above in the Compensation Discussion and Analysis, Mr. Dolan also serves as an officer and employee of Cablevision and of MSG, and Mr. Burian also serves as an officer and employee of MSG. Such Cablevision and MSG employment arrangements are pursuant to written employment agreements between Cablevision or MSG and each of Messrs. Dolan and Burian, as applicable (which are not described herein).

James L. Dolan

The agreement provided for Mr. Dolan’s employment as Executive Chairman of the Company through December 31, 2014 at a minimum annual base salary of $500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 200% of his annual base salary (and a possible range of 0% to 400%) in the discretion of the Compensation Committee. It was also expected that Mr. Dolan would continue to be nominated for election as a director of the Company during the period he serves as Executive Chairman. Under the agreement, Mr. Dolan was eligible to participate in all the Company’s employee benefits and retirement plans at the level available to other members of senior management of the Company subject to meeting the relevant eligibility requirements and the terms of the plans. In light of Mr. Dolan’s dual role at the Company and Cablevision, he does not meet the eligibility requirements of certain qualified and other employee benefit plans. In the event Mr. Dolan does not meet the requirements for the MSG Holdings, L.P. Salary Continuation Plan (short-term disability), any amount that otherwise would have been payable to Mr. Dolan under that plan in the event of a short-term disability was payable by the Company in the amount and for the duration set forth in the plan. In addition, because Mr. Dolan does not participate in the MSG 401(k) Savings Plan and the MSG Cash Balance Pension Plan, his full Company base salary was used to determine his applicable benefits under the MSG Excess Savings Plan and the MSG Excess Cash Balance Plan. Any life and accidental death and dismemberment insurance provided by the Company will continue to be based on Mr. Dolan’s base salary.

Mr. Dolan was also eligible to participate in the Company’s long-term cash or equity programs and arrangements described above at the level determined by the Compensation Committee in its discretion consistent with the role and responsibilities of Executive Chairman. The agreement provided for one or more long-term cash and/or equity award with an aggregate target value of $1,750,000, as determined by the Compensation Committee in its discretion for 2010. Although not guaranteed, the agreement stated the expectation that long-term cash or equity awards with similar target values as those granted to Mr. Dolan in 2010 will be made to him annually.

If, prior to December 31, 2014 (the “Scheduled Expiration Date”), Mr. Dolan’s employment with the Company was terminated (i) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (ii) by the Company or (iii) by him for Good Reason, and at the time of any such termination Cause does not exist, then, subject to his execution of the Company’s then standard separation agreement (modified to reflect terms of the agreement) which separation agreement would include, without limitation, general releases by him as well as non-competition, non-solicitation, non-disparagement, confidentiality and other provisions substantially similar to those set forth in the agreement (a “Separation Agreement”), the Company would have provided him with the following benefits and rights:

(a)         A severance payment in an amount determined at the discretion of the Compensation Committee, but in no event less than two times the sum of his annual base salary and annual target bonus and will be made on the 90th day after the termination of his employment;

(b)         Each of the Company’s outstanding long-term cash performance awards granted under the plans of the Company will immediately vest in full and will be paid to the same extent and at the same time that other members of senior management receive payment for such awards as determined by the Compensation Committee (subject to the satisfaction of any applicable performance objectives);

(c)         Each of the Company’s outstanding long-term cash awards (including any deferred compensation awards under the long-term cash award program) that are not subject to performance criteria granted under the plans of the Company will immediately vest in full and will be paid on the 90th day after the termination of his employment;

(d)         (i) All of the time-based restrictions on each of his outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated, (ii) payment and deliveries with respect to his restricted stock that are not subject to performance criteria will be made to him on the 90th day after the termination of his employment, (iii) the performance based restrictions with respect to his restricted stock and restricted stock units that are subject to performance criteria will lapse when and to the same extent that such restrictions lapse on such awards held by other executive officers as determined by the Compensation Committee (subject to satisfaction of any applicable performance objectives) and (iv) payments or deliveries with respect to restricted stock units that are subject to performance criteria will be made only if, when and to the same extent that payment or deliveries are made to other executive officers who hold such restricted stock units and in accordance with the terms of the award;

(e)         Each of his outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest and become exercisable and he will have the right to exercise each of those options and stock appreciation awards for the remainder of the term of the option or award; and

(f)         A pro rated annual bonus for the year in which such termination occurred (based upon the number of full calendar months during which Mr. Dolan was employed by the Company during the applicable year) to the same extent that other executive officers receive payment of bonuses for such year as determined by the Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives), payable at the same time annual bonuses for such year are payable to other executive officers, and, if not previously paid, his annual bonus for the preceding year, to the same extent that other members of senior management receive payment of annual bonuses for such preceding year as determined by the Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives), which annual bonus shall be payable at the same time annual bonuses for such preceding year are payable to other members of senior management.

If Mr. Dolan had ceased to be an employee of the Company or any of its affiliates (other than Cablevision and its subsidiaries) prior to the Scheduled Expiration Date as a result of his death or physical or mental disability, Mr. Dolan (or his estate or beneficiary) would have been provided with the benefits and rights set forth in (b) through (f) of the preceding paragraph, and, in the event of his death, such longer period to exercise his then outstanding stock options and stock appreciation awards as may otherwise be permitted under the applicable plan and award letter.

If, after the Scheduled Expiration Date, Mr. Dolan’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (ii) by the Company, (iii) by him for Good Reason, or (iv) as a result of his death or disability, and at the time of any such termination, Cause does not exist, then, subject to (except in the case of his death) his execution of a Separation Agreement, he or his estate or beneficiary, as the case may be, will be provided with the benefits and rights set forth above in (b) through (f) of the next preceding paragraph.

If, prior to or after the Scheduled Expiration Date, Mr. Dolan ceased to be employed by the Company for any reason other than his being terminated for Cause, he would have been provided three years to exercise outstanding stock options and stock appreciation awards, unless he is afforded a longer period for exercise pursuant to his employment agreement or any applicable award letter. In no event, however, would stock options or stock appreciation rights remain exercisable beyond their regularly scheduled term (except as may otherwise be permitted under the applicable award in the case of death).

Upon the termination of Mr. Dolan’s employment with the Company, except as otherwise specifically provided in the employment agreement, his rights to benefits and payments under the Company’s pension and welfare plans (other than severance benefits) and any outstanding long-term cash or equity awards will be determined in accordance with the then current terms and provisions of such plans, agreements and awards under which such benefits and payments (including such long-term cash or equity awards) were granted.

In the employment agreement, the Company acknowledges that, in addition to Mr. Dolan’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote most of his business time and attention to serving, as President and Chief Executive Officer of Cablevision. The Company recognizes and agrees that his responsibilities to Cablevision will preclude him from devoting a substantial portion of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Dolan’s dual roles at the Company and Cablevision and that none of (i) his dual responsibilities at the Company and Cablevision, (ii) his inability to devote a substantial portion of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s Amended and Restated Certificate of Incorporation, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and Cablevision will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute Cause as such term is defined in the employment agreement.

The employment agreement contains certain covenants by Mr. Dolan including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of the foregoing description, the following definitions apply:

“Cause” is defined as (1) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the company or an affiliate thereof, or (2) commission of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

“Change in Control” of the Company means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of the power to direct the management of the Company or substantially all its assets (as constituted immediately prior to such transaction or transactions).

Termination for “Good Reason” means that (1) without Mr. Dolan’s consent, (A) Mr. Dolan’s base salary or bonus target is reduced, (B) the Company requires that Mr. Dolan’s principal office be located outside of Nassau County or Manhattan, (C) the Company materially breaches its obligations to Mr. Dolan under his employment agreement, (D) Mr. Dolan is no longer the Executive Chairman of the Company, (E) Mr. Dolan no longer reports directly to the Board of the Company, or (F) Mr. Dolan’s responsibilities are materially diminished, (2) Mr. Dolan has given the Company written notice, referring specifically to this definition, that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) Mr. Dolan voluntarily terminates his employment within 90 days following the happening of the action described in subsection (1) of this definition.

In addition, references in the foregoing description to stock options, stock appreciation and equity awards granted under plans of the Company shall not be deemed to refer to stock options and stock appreciation rights issued with respect to Cablevision stock options and stock appreciation rights in connection with the Distribution (“Distribution Awards”). Pursuant to Mr. Dolan’s employment agreement with Cablevision, in certain events of termination of his employment with Cablevision, his Distribution Awards will be subject to accelerated vesting.

Donna Coleman

In connection with Ms. Coleman’s appointment as Interim Chief Financial Officer of the Company, Ms. Coleman and the Company entered into an employment agreement on April 30, 2015. In connection with the MSG Distribution, Ms. Coleman’s agreement was assigned by the Company to MSG. The term of the employment agreement commenced as of May 1, 2015, and, as of the date it was assigned to MSG, was scheduled to expire on October 15, 2015 (the “Expiration Date”) unless terminated earlier in accordance with its terms. The employment agreement provides that Ms. Coleman will serve as Interim Chief Financial Officer of MSG until MSG’s appointment of a successor Chief Financial Officer, at which time Ms. Coleman will serve as Executive Vice President, Finance. Ms. Coleman will receive a base salary of $250,000 per month and will be eligible for MSG’s standard benefits programs subject to the terms of the applicable plan; however, Ms. Coleman will not be eligible to participate in MSG’s annual or long-term bonus or incentive programs.

If Ms. Coleman’s employment with MSG is terminated prior to the Expiration Date by MSG other than for “Cause” then, subject to Ms. Coleman’s execution and non-revocation of a separation agreement (including a general release by Ms. Coleman of MSG and its affiliates), MSG will provide Ms. Coleman with continued base salary payments through the Expiration Date. Ms. Coleman is subject to confidentiality, non-disparagement, intellectual property and further cooperation obligations while employed by MSG and thereafter, and non-solicitation of employee’s obligations while employed by MSG and for one year thereafter.

For purposes of Ms. Coleman’s employment agreement, “Cause” means Ms. Coleman’s (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against MSG or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

Lawrence J. Burian

The Company entered into an employment agreement with Mr. Burian effective as of the MSG Distribution, which provides for his continued employment as the Executive Vice President, General Counsel and Secretary of the Company. The employment agreement provides for a minimum annual base salary of not less than $300,000 and a discretionary annual bonus with a target value equal to not less than 150% of Mr. Burian’s annual base salary. Mr. Burian will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Burian’s continued employment by the Company. It is expected that Mr. Burian will receive one or more long-term awards with an aggregate target value of not less than $450,000. Mr. Burian will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Burian’s employment with the Company is terminated on or prior to October 1, 2019 (the “Scheduled Expiration Date”) (i) by the Company (other than for “Cause”), or (ii) by Mr. Burian for “Good Reason” (so long as “Cause” does not then exist), then, subject to Mr. Burian’s execution of a separation agreement, the Company will provide Mr. Burian with:

(a)         A severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus, 60% of which will be payable on the six-month anniversary of his termination date and 40% of which will be payable on the twelve-month anniversary of his termination date;

(b)         Any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, payable at the same time as such bonuses are paid to similarly situated executives and based on Mr. Burian’s then current annual target bonus as well as Company and his business unit performance for the applicable fiscal year as determined by the Company in its sole discretion, but without adjustment for Mr. Burian’s individual performance;

(c)         Each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian at the same time as such awards are paid to active executives of the Company and the payment amount of such award will be to the same extent that other similarly situated active executives receive payment as determined by the Compensation Committee (subject to satisfaction of any applicable performance criteria but without adjustment for Mr. Burian’s individual performance);

(d)         (i) All of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated, (ii) deliveries with respect to Mr. Burian’s restricted stock that are not subject to performance criteria or are subject to performance criteria that have previously been satisfied (as certified by the Compensation Committee) will be made immediately after the effective date of the separation agreement, (iii) payment and deliveries with respect to Mr. Burian’s restricted stock units that are not subject to performance criteria or are subject to performance criteria that have previously been satisfied (as certified by the Compensation Committee) will be made on the 90th day after the termination of Mr. Burian’s employment, and (iv) payments or deliveries with respect to Mr. Burian’s restricted stock and restricted stock units that are subject to performance criteria that have not yet been satisfied will be made on the 90th day after the applicable performance criteria are certified by the Compensation Committee as having been satisfied; and

(e)         Each of Mr. Burian’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest and become exercisable and Mr. Burian will have the right to exercise each of those options and stock appreciation awards for the remainder of the term of the option or award.

If Mr. Burian ceases to be an employee of the Company prior to the Scheduled Expiration Date as a result of his death or disability, and at such time Cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Except as otherwise set forth in the employment agreement, upon the termination of Mr. Burian’s employment with the Company, any outstanding long-term cash or equity awards will be treated in accordance with their terms and Mr. Burian will not be eligible for severance benefits under any other plan, program or policy of the Company. Nothing in the employment agreement is intended to limit any more favorable rights to which Mr. Burian may be entitled under his equity and cash incentive award agreements.

Notwithstanding the foregoing, Mr. Burian will not be entitled to the severance payment described in (a) of the third preceding paragraph if Mr. Burian’s employment with the Company is terminated without Cause or for Good Reason (other than if Cause then exists) prior to the Scheduled Expiration Date and while Mr. Burian remains employed with MSG. If Mr. Burian’s employment with MSG is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Burian’s agreement with MSG) prior to the Scheduled Expiration Date and while Mr. Burian remains employed by the Company, then Mr. Burian’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) will increase to equal the aggregate target annual compensation to which Mr. Burian was entitled from the Company and from MSG at the time of such MSG termination. We refer to the amount of this increase as the “incremental compensation.” Mr. Burian will not receive a severance payment from MSG (the “MSG Severance”) on such a termination, which amount will instead be paid by MSG to the Company.

Additionally, if Mr. Burian’s employment from the Company is terminated after the Scheduled Expiration Date and after such MSG termination without Cause, for Good Reason or due to death or disability, then Mr. Burian will be entitled to an additional severance payment from the Company equal to the MSG Severance less the aggregate incremental compensation paid to Mr. Burian by the Company after the MSG termination. Sixty percent of such severance will be payable on the six-month anniversary of Mr. Burian’s termination date and the remainder will be payable on the twelve-month anniversary of Mr. Burian’s termination date.

In the employment agreement, the Company acknowledges that, in addition to Mr. Burian’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Executive Vice President, General Counsel & Secretary of MSG. The Company recognizes and agrees that Mr. Burian’s responsibilities to MSG will preclude him from devoting substantially all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Burian’s dual roles at the Company and MSG, and that none of (i) his dual responsibilities at the Company and MSG, (ii) his inability to devote substantially all of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s certificate of incorporation, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and MSG, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute Cause.

The employment agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

For purposes of Mr. Burian’s employment agreement, the following definitions apply:

“Cause” means his (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

“Good Reason” means that (1) without his written consent, (A) his annual base salary or annual target bonus (as each may be increased from time to time in the Compensation Committee’s sole discretion) is reduced, (B) his title (as in effect from time to time) is diminished, (C) he reports to someone other than to the President and Chief Executive Officer or the Executive Chairman of the Company, (D) he is no longer the Company’s most senior legal officer, (E) the Company requires that his principal office be located outside of the Borough of Manhattan, (F) the Company materially breaches its obligations under the agreement, or (G) his responsibilities as in effect immediately after the date of the agreement are thereafter materially diminished, (2) he has given the Company written notice, referring specifically to the employment agreement and this definition, that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) he voluntarily terminates his employment with the Company within 90 days following the happening of the action described in subsection (1) above.

Prior to the MSG Distribution, Mr. Burian and the Company were party to an employment agreement dated August 21, 2012 (the “Prior Agreement”). The Prior Agreement entitled Mr. Burian to a minimum annual base salary of $675,000, an annual target bonus opportunity equal to 60% of Mr. Burian’s annual base salary and a minimum long-term incentive target equal to $850,000, and was scheduled to expire on February 9, 2016. Additionally, the Prior Agreement did not contain the restrictive covenants that are set forth in Mr. Burian’s current employment agreement. The Prior Agreement was amended on June 19, 2015 to provide for the terms discussed above that are in Mr. Burian’s current employment agreement, except that, prior to the Distribution, the agreement provided for a minimum annual base salary of $1,000,000, an annual target bonus opportunity equal to 150% of Mr. Burian’s annual base salary and a minimum long-term incentive target equal to $1,500,000.

Joseph F. Yospe

In connection with the MSG Distribution, the employment agreement between the Company and Mr. Yospe was assigned by the Company to MSG. Pursuant to his employment agreement with MSG dated August 21, 2012, as amended, Mr. Yospe receives a minimum annual base salary of $434,000. Effective September 2014, the MSG Compensation Committee increased Mr. Yospe’s annual base salary to $469,404. He is eligible to participate in MSG’s discretionary annual bonus program with an annual target bonus opportunity equal to 45% of his base salary. Bonus payments are based on actual salary paid during the year for which they are awarded. Mr. Yospe is eligible for MSG’s standard benefits program. He is also eligible, subject to his continued employment by MSG and actual grant by the MSG Compensation Committee, to participate in such long-term incentive programs that are made available in the future to similarly situated executives of MSG. Any such awards are subject to actual grant by the MSG Compensation Committee, and are pursuant to the applicable plan document and the terms and conditions established by the MSG Compensation Committee in its sole discretion.

If, prior to February 9, 2016, Mr. Yospe’s employment is involuntarily terminated by MSG for any reason other than Cause, MSG is obligated to pay severance in an amount equal to his base salary plus his target annual bonus, each as then in effect (the “Severance Amount”). Sixty percent of the Severance Amount is payable on the six-month anniversary of the date on which his employment is so terminated (the “Termination Date”) and the remaining 40% of the Severance Amount is payable on the twelve-month anniversary of the Termination Date. In September 2015, the Compensation Committee agreed to amend Mr. Yospe’s employment agreement to also provide for him to receive upon any such involuntary termination any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred. Any such payment is payable at the same time as such bonuses are paid to similarly situated executives and would be based on Mr. Yospe’s then current annual target bonus as well as Company and his business unit performance for the applicable fiscal year as determined by the Company in its sole discretion, but without adjustment for Mr. Yospe’s individual performance. Payment of any amounts described in this paragraph is subject to Mr. Yospe’s execution of a severance agreement to MSG’s satisfaction.

For the purposes of Mr. Yospe’s employment agreement, “Cause” means, as determined by MSG, Mr. Yospe’s (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against MSG or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

Termination-Related Agreements with our Former Named Executive Officers

Thomas S. Smith, Jr.

Mr. Smith resigned as President and Chief Executive Officer of the Company on March 13, 2015. Mr. Smith did not receive any payments or benefits in connection with his resignation other than any previously vested amounts under the Company’s plans and programs.

Mr. Smith’s compensation during the year ended June 30, 2015, prior to his resignation, was governed by an employment agreement dated March 4, 2014. The agreement provided Mr. Smith with a minimum annual base salary of $1,350,000, an annual bonus opportunity equal to 200% of his base salary, and participation in long-term incentive programs at the level determined by the Compensation Committee, in its discretion and consistent with Mr. Smith’s role and responsibilities as President and Chief Executive Officer of the Company. Mr. Smith was entitled to receive one or more long-term awards with an aggregate target value of $3,000,000 in respect of the fiscal year starting July 1, 2014. Additionally, Mr. Smith was eligible to participate in the Company’s standard benefits programs.

Sean Creamer

On April 30, 2015, the Company entered into a separation agreement with Sean Creamer, pursuant to which Mr. Creamer resigned as Company’s Executive Vice President and Chief Financial Officer effective as of May 4, 2015. Following Mr. Creamer’s execution of a full release of claims in favor of the Company, the Company paid Mr. Creamer a separation payment equal to $550,000, and agreed to continue to make payments on Mr. Creamer’s short-term apartment lease which was entered into as part of his relocation package upon hire, with a value equal to $71,250. Pursuant to the separation agreement, Mr. Creamer is subject to non-disparagement, confidentiality and further cooperation covenants, as well as a non-solicitation/no-hire of employee’s covenant that extends for one year following the date of his resignation.

Prior to his resignation, Mr. Creamer’s employment agreement dated August 5, 2014 entitled Mr. Creamer to a minimum annual base salary of $750,000, an annual bonus opportunity equal to at least 90% of his base salary and participation in the Company’s standard benefits programs. Additionally, Mr. Creamer was eligible to participate in long-term incentive programs made available to similarly situated executives at the level determined by the Compensation Committee of the Board, which was expected to provide Mr. Creamer with annual grants of one or more long-term awards with an aggregate target value of not less than $1,100,000.

Robert M. Pollichino

Effective September 1, 2014, Mr. Pollichino ceased to serve as Chief Financial Officer of the Company, and Mr. Pollichino retired from the Company on January 2, 2015 (the “Retirement Date”). In connection with his transition, on January 6, 2014, the Company entered into a Retirement Agreement and a Consulting Agreement (collectively, the “Agreements”) with Mr. Pollichino, pursuant to which Mr. Pollichino agreed to serve as a consultant to the Company through the first anniversary of his retirement to provide advice and counsel as well as assistance on projects as reasonably requested by the Company.

The Retirement Agreement provided Mr. Pollichino, following his execution and non-revocation of a general release of claims in favor of the Company, with a pro rata target annual bonus for the Company’s fiscal year ending June 30, 2015 equal to $255,231, and the lapsing of the continued employment requirement on a pro rata portion of his outstanding long-term cash performance awards, with an aggregate target value of $633,333 and restricted stock unit awards, with an aggregate value of $966,639, based on the closing stock price on the Retirement Date. Such bonus and long-term awards were only payable if, when, and to the same extent that the Company makes payments to its employees who hold such awards. In addition, pursuant to the Consulting Agreement, the Company paid Mr. Pollichino $500,000 for a year of consulting services following the Retirement Date. Mr. Pollichino is subject to confidentiality, non-disparagement, non-compete, non-solicitation, and certain other covenants pursuant to the Agreements.

Prior to his retirement, Mr. Pollichino’s compensation from the Company was governed by an employment agreement dated August 21, 2012, as modified by the Retirement Agreement. Mr. Pollichino’s employment agreement provided for his employment at a minimum annual base salary of $765,000 and an annual target bonus opportunity equal to 60% of his annual base salary. Additionally, Mr. Pollichino was eligible to participate in the Company’s standard benefits programs and, prior to January 6, 2014, long-term incentive programs, in each case on the same basis as similarly situated executives at the Company.

Termination and Severance

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2015 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his applicable agreement, and his employment terminated as of June 30, 2015. This information is presented to illustrate the payments such executives would have received from the Company under the various termination scenarios. For a description and quantification of the payments and benefits, if any, provided to each of Messrs. Smith, Creamer and Pollichino on his termination of employment with the Company during the year ended June 30, 2015, see “Termination-Related Agreements with our Former Named Executive Officers” above.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction. Certain of these circumstances are addressed in employment agreements between the Company and the NEOs. For a description of termination provisions in the employment agreements, see “Employment Agreements with our Current Named Executive Officers” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were employed by the Company as of June 30, 2015 under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 30, 2015.
•	We have valued equity awards using the closing market price of Class A Common Stock on NASDAQ on June 30, 2015, the last trading day of our fiscal year, of $83.49.
•

In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance metrics for performance-based awards are achieved (but not exceeded).

Benefits Payable as a Result of Voluntary Termination of Employment by Employee

In the event of a voluntary termination of employment, no NEO would have been entitled to any payments at June 30, 2015, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by Employee Due to Retirement

In the event of a retirement, no NEO would have been entitled to any payments at June 30, 2015, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company for Cause

In the event of termination by MSG for Cause, no NEO would have been entitled to any payments at June 30, 2015, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause*

Elements	James L. Dolan		Donna Coleman		Lawrence J. Burian		Joseph F. Yospe	Robert J. Lynn
Severance	—		$882,292	(1)	$5,000,000	(2)	$680,634(3)	—
Pro rata bonus	$1,397,000	(4)	—		$1,436,590	(4)	—	—
Unvested restricted stock	$4,190,363	(5)	—		$2,195,787	(5)	—	—
Performance awards	$2,625,000	(6)	—		$1,405,209	(6)	—	—
Health insurance benefits	—		—		—		—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to the remaining payments owed to Ms. Coleman under her employment agreement for the period from July 1, 2015 through October 15, 2015.

(2)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(3)	Represents severance equal to the sum of his annual base salary and annual target bonus.

(4)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives without regard to personal performance metrics, and with respect Mr. Burian, the amount includes $86,590 awarded to him by the Compensation Committee with respect to the 2015 fiscal year.

(5)	Represents the full vesting of the fiscal 2013, 2014 and 2015 grants of restricted stock units (granted in September 2012, 2013 and 2014 and, in the case of Mr. Burian, June 2015), which are: Mr. Dolan: 21,680 units ($1,810,063), 15,280 units ($1,275,727) and 13,230 units ($1,104,573), respectively; and Mr. Burian: 10,540 units ($879,985), 7,420 units ($619,496) and an aggregate of 8,340 units ($696,307), respectively.

(6)	Represents the full target value of his fiscal 2013, 2014 and 2015 cash performance awards.

Benefits Payable as a Result of Termination of Employment by Employee for Good Reason*

Elements	James L. Dolan		Donna Coleman	Lawrence J. Burian		Joseph F. Yospe	Robert J. Lynn
Severance	—		—	$5,000,000	(1)	—	—
Pro rata bonus	$1,397,000	(2)	—	$1,436,590	(2)	—	—
Unvested restricted stock	$4,190,363	(3)	—	$2,195,787	(3)	—	—
Performance awards	$2,625,000	(4)	—	$1,405,209	(4)	—	—
Health insurance benefits	—		—	—		—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(2)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives without regard to personal performance metrics, and with respect Mr. Burian, the amount includes $86,590 awarded to him by the Compensation Committee with respect to the 2015 fiscal year.

(3)	Represents the full vesting of the fiscal 2013, 2014 and 2015 grants of restricted stock units (granted in September 2012, 2013 and 2014 and, in the case of Mr. Burian, June 2015), which are: Mr. Dolan: 21,680 units ($1,810,063), 15,280 units ($1,275,727) and 13,230 units ($1,104,573), respectively; and Mr. Burian: 10,540 units ($879,985), 7,420 units ($619,496) and an aggregate of 8,340 units ($696,307), respectively.

(4)	Represents the full target value of his fiscal 2013, 2014 and 2015 cash performance awards.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan		Donna Coleman	Lawrence J. Burian		Joseph F. Yospe	Robert J. Lynn
Severance	—		—	—		—	—
Pro rata bonus	$1,397,000	(1)	—	$1,436,590	(1)	—	—
Unvested restricted stock	$4,190,363	(2)	—	$2,195,787	(2)	$981,824(2)	$791,485(2)
Performance awards	$2,625,000	(3)	—	$1,405,209	(3)	$410,000(4)	$330,000(4)
Health insurance benefits	—		—	—		—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, and with respect Mr. Burian, the amount includes $86,590 awarded to him by the Compensation Committee with respect to the 2015 fiscal year.

(2)	Represents the full vesting of the fiscal 2013, 2014 and 2015 grants of restricted stock units (granted in September 2012, 2013 and 2014 and, in the case of Mr. Burian, June 2015), which are: Mr. Dolan: 21,680 units ($1,810,063), 15,280 units ($1,275,727) and 13,230 units ($1,104,573), respectively; Mr. Burian: 10,540 units ($879,985), 7,420 units ($619,496) and an aggregate of 8,340 units ($696,307), respectively; Mr. Yospe: 5,080 units ($424,129), 3,580 units ($298,894) and 3,100 units ($258,819), respectively; and Mr. Lynn: 4,090 units ($341,474), 2,890 units (241,286) and 2,500 units ($208,725).

(3)	Represents the full target value of his fiscal 2013, 2014 and 2015 cash performance awards.

(4)	Represents the pro rata target value of Messrs. Yospe’s and Lynn’s fiscal 2013, 2014 and 2015 cash performance awards.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan		Donna Coleman(4)	Lawrence J. Burian		Joseph F. Yospe (4)	Robert J. Lynn
Severance	—		—	—		—	—
Pro rata bonus	$1,397,000	(1)	—	$1,436,590	(1)	—	—
Unvested restricted stock	$4,190,363	(2)	—	$2,195,787	(2)	—	—
Performance awards	$2,625,000	(3)	—	$1,405,209	(3)	—	—
Health insurance benefits	—		—	—		—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, and with respect Mr. Burian, the amount includes $86,590 awarded to him by the Compensation Committee with respect to the 2015 fiscal year.

(2)	Represents the full vesting of the fiscal 2013, 2014 and 2015 grants of restricted stock units (granted in September 2012, 2013 and 2014 and, in the case of Mr. Burian, June 2015), which are: Mr. Dolan: 21,680 units ($1,810,063), 15,280 units ($1,275,727) and 13,230 units ($1,104,573), respectively; and Mr. Burian: 10,540 units ($879,985), 7,420 units ($619,496) and an aggregate of 8,340 units ($696,307), respectively.

(3)	Represents the full target value of his fiscal 2013, 2014 and 2015 cash performance awards.

(4)	A termination by the Company of Mr. Yospe or Ms. Coleman due to such NEO’s disability would be treated under their respective employment agreements as a termination by the Company without cause. For details on the amounts due upon such a termination by the Company without cause, please see the Benefits Payable as a Result of Termination of Employment by the Company Without Cause table.

Benefits Payable as a Result of Termination of Employment from the Company in Connection with a Change in Control or Going Private Transaction (1)*

Elements	James L. Dolan(2)		Donna Coleman(3)		Lawrence J. Burian(4)		Joseph F. Yospe(3)	Robert J. Lynn
Severance	—		$882,292	(5)	$5,000,000	(6)	$680,634(7)	—
Pro rata bonus	$1,397,000	(8)	—		$1,436,590	(8)	—	—
Unvested restricted stock	$4,190,363	(9)	—		$2,195,787	(9)	$981,842(10)	$791,485(10)
Performance awards	$2,625,000	(11)	—		$1,405,209	(11)	$615,000(11)	$495,000(11)
Health insurance benefits	—		—		—		—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	The information in this table and the footnotes thereto describe amounts payable as a result of certain terminations of employment by the executive or the Company following a change in control. The amounts payable as a result of termination of employment by the executive or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the executive or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of Messrs. Dolan, Burian or Yospe would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)	If Mr. Dolan is terminated without cause or resigns with good reason following a change in control or a going private transaction, or resigns without good reason in the thirteenth month following a change in control, he would be entitled to the amounts set forth in this table.

(3)	If Ms. Coleman or Mr. Yospe is terminated without cause following a change in control or a going private transaction then he or she would be entitled to the amounts set forth in this table.

(4)	If Mr. Burian is terminated without cause or resigns with good reason following a change in control or a going private transaction, then he would be entitled to the amounts set forth in this table.

(5)	Represents severance equal to the remaining payments owed to Ms. Coleman under her employment agreement for the period from July 1, 2015 through October 15, 2015.

(6)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(7)	Represents severance equal to the sum of his annual base salary and annual target bonus.

(8)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives without regard to personal performance metrics, and with respect Mr. Burian, the amount includes $86,590 awarded to him by the Compensation Committee with respect to the 2015 fiscal year.

(9)	Represents the full vesting of the fiscal 2013, 2014 and 2015 grants of restricted stock units (granted in September 2012, 2013 and 2014 and, in the case of Mr. Burian, June 2015), which are: Mr. Dolan: 21,680 units ($1,810,063), 15,280 units ($1,275,727) and 13,230 units ($1,104,573), respectively; and Mr. Burian: 10,540 units ($879,985), 7,420 units ($619,496) and an aggregate of 8,340 units ($696,307), respectively.

(10)	Represents the value of fiscal 2013, 2014 and 2015 grants of restricted stock units (granted in September 2012, 2013 and 2014) for each of Messrs. Yospe and Lynn. Upon a change in control or going private transaction, Messrs. Yospe and Lynn will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the executive remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(11)	Represents the aggregate value of the fiscal 2013, 2014 and 2015 cash performance award targets for each of Messrs. Dolan, Burian Yospe and Lynn, which becomes payable (i) upon a change in control, regardless of whether the applicable executive’s employment is terminated, or (ii) following a going private transaction if the applicable executive is employed through July 1, 2015 (in the case of the fiscal 2013 award), July 1, 2016 (in case of the fiscal 2014 award) or July 1, 2017 (in the case of the fiscal 2015 award) or is terminated without cause or resigns for good reason prior to such applicable date.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)(2)(a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (3)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)(c)
Equity compensation plans approved by security holders	915,647	$12.44	3,181,133
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	915,647	$12.44	3,181,133

(1)	Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 144,880 stock options issued in connection with the Distribution (137,797 of which are held by Cablevision and AMC Networks’ employees) and 770,767 restricted stock units.

(2)	In July 2015, the Compensation Committee granted a sign-on award of restricted stock units to Mr. David O’Connor. In connection with the MSG Distribution, this award was cancelled and reissued as an MSG equity award. Additionally, in September 2015, the Compensation Committee granted awards of restricted stock units to eligible employees. In connection with the MSG Distribution, awards to employees that became employees of MSG were cancelled and reissued as MSG equity awards. Awards to employees that remained employees of the Company were adjusted to maintain their target value. The number of securities in columns (a) and (c) do not reflect the grant of these restricted stock units.

(3)	Represents the weighted-average exercise price of the 144,880 outstanding stock options.

PROPOSAL 3 — PROPOSAL TO APPROVE THE COMPANY’S 2010 EMPLOYEE STOCK PLAN, AS AMENDED

Upon the recommendation of our Compensation Committee, our Board of Directors unanimously approved amendments to the MSG Networks Inc. 2010 Employee Stock Plan (the “Employee Stock Plan”), subject to approval by our stockholders at our annual meeting. The text of the Employee Stock Plan, as amended, is set forth in Annex A to this proxy statement, and the following discussion is qualified in its entirety by reference to Annex A.

The result of the stockholder approval being sought is the preservation of the tax deductibility of awards granted under the Employee Stock Plan pursuant to Section 162(m), as discussed in the following paragraph. The material changes to the Employee Stock Plan are (1) the addition of an explicit prohibition on the reduction of the exercise price of a stock option (other than in connection with Adjustment Events (as defined below)) without stockholder approval, (2) revisions to the performance criteria to which an award under the Employee Stock Plan may be subject (to reflect business changes resulting from the MSG Distribution) and (3) an extension of the termination date of the Employee Stock Plan to December 11, 2025. Otherwise, the Employee Stock Plan is materially unchanged. The proposed amendments to the Employee Stock Plan do not increase the number of shares reserved for future issuance beyond what the stockholders had previously approved in 2011 when stockholders voted in favor of the Employee Stock Plan (including a significant majority of Class A shares voted).

The Employee Stock Plan, as amended, permits certain equity and other performance-based awards that may be granted to be considered “qualified performance-based compensation” as defined under Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of compensation in excess of $1 million paid by a publicly traded corporation to certain “covered employees” unless it is “qualified performance-based compensation”. Under Section 162(m), the grant by a committee of “outside directors” of at or above-the-money options and stock appreciation rights under a stockholder approved plan that expressly limits the amount of such grants that can be made to any individual employee over a specified period of time is considered “qualified performance-based compensation”. Additionally, grants of other performance-based awards are deemed “qualified performance-based compensation” if at least three conditions are satisfied: (i) the compensation must be payable on account of the attainment of one or more pre-established, objective performance goals; (ii) the material terms of the compensation and the performance goals must be disclosed to and approved by stockholders before payment; and (iii) a committee of the Board of Directors that is comprised solely of two or more “outside directors” must certify that the performance goals have been satisfied before payment. Notwithstanding the adoption of the Employee Stock Plan and its submission to stockholders, we reserve the right to pay our employees, including recipients of awards under the Employee Stock Plan, amounts which may or may not be deductible under Section 162(m) or other provisions of the Internal Revenue Code.

Historic Burn Rate and Potential Dilution

We believe that the shares available for issuance under the Employee Stock Plan will provide sufficient shares for our equity-based compensation needs for approximately five years following the date the plan is approved by stockholders. As noted above, we are not proposing an increase in the number of authorized shares beyond the shares already approved for issuance under the Employee Stock Plan in 2011. Our equity-based compensation, including the broad-based participation of our employees and the equity compensation paid to our executive officers and members of management, results in a “burn rate” as indicated in the chart below:

	Fiscal Year 2013	Fiscal Year 2014	Fiscal Year 2015	Total/Average
a) Total shares underlying equity-based awards granted (1)	432,550	372,160	336,010	1,140,720 (total) 380,240 (average)
(b) Average basic common shares outstanding	76,268,075	77,142,278	77,138,106	76,849,486 (average)
(c) Burn rate (a/b) (2)	0.57%	0.48%	0.44%	0.49%

(1)	Reflects the gross number of shares underlying awards made to employees during the respective year.

(2)	Not adjusted for forfeiture, withholdings and expirations, which would reduce the burn rate if taken into account.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” from the Employee Stock Plan is 5.15%. The overhang is calculated as follows, in each case as of August 21, 2015: (x) the sum of (a) 2,683,934 shares remaining available under the Employee Stock Plan and (b) 1,239,301 shares underlying outstanding employee awards, divided by (y) 76,163,342 shares outstanding. Our Compensation Committee also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing our grants. As discussed above in the Compensation Discussion and Analysis section, we believe that the grant of equity awards that vest over time provides executive officers with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. For additional information with respect to our outstanding awards, please see Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K.

Overview

The purpose of the Employee Stock Plan is to (i) compensate employees of the Company and its affiliates who are responsible for the management and growth of the business of the Company and its affiliates, and (ii) advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and keen interest the Company and its affiliates are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such a proprietary interest in the Company will stimulate the efforts of these employees on behalf of the Company and its affiliates, and strengthen their desire to remain with the Company and its affiliates. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its affiliates to attract and retain desirable personnel and will better align the interests of participating employees with those of the Company’s stockholders. The Employee Stock Plan provides for grants of incentive stock options (as defined in Section 422 of the Internal Revenue Code), non-qualified stock options, stock appreciation rights, restricted shares, restricted stock units and other equity-based awards (collectively, “Awards”). The Employee Stock Plan will terminate, and no more Awards will be granted after December 11, 2025 (unless sooner terminated by our Board or our Compensation Committee). The termination of the Employee Stock Plan will not affect previously granted Awards.

The primary aspects of the Employee Stock Plan are set forth below. The summary is qualified in its entirety by the Employee Stock Plan which is set forth in Annex A to this proxy statement.

Shares Subject to the Employee Stock Plan; Other Limitations

The Employee Stock Plan is administered by the Company’s Compensation Committee. Awards may be granted under the Employee Stock Plan to such employees of the Company and its affiliates as the Compensation Committee may determine. An “affiliate” is defined in the Employee Stock Plan to mean any entity controlling, controlled by, or under common control with the Company or any other affiliate and also includes any entity in which the Company owns at least five percent of the outstanding equity interests. The total number of shares of the Company’s Class A Common Stock that may be issued pursuant to Awards under the Employee Stock Plan may not exceed an aggregate of 7,000,000 (inclusive of awards granted prior to these amendments), which may be either treasury shares or authorized and unissued shares. To the extent that (i) an Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason without the issuance of shares, (ii) any shares under an Award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Compensation Committee may also grant Awards with respect to such shares or restricted shares. Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan and shares relating to any other Awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan. Any shares underlying Awards that the Company becomes obligated to make through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not count against the shares available to be delivered pursuant to Awards under the Employee Stock Plan. No single employee may be issued Awards during any one calendar year for, or that relate to, a number of shares exceeding 2,000,000. In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects shares such that the failure to make an adjustment to an Award would not appropriately protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Compensation Committee will, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award).

Awards

All employees of the Company and its affiliates will be eligible to receive Awards under the Employee Stock Plan. Under the Employee Stock Plan, the Company may grant options and stock appreciation rights, which will be exercisable at a price determined by the Compensation Committee on the date of the Award grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option or stock appreciation right is granted. Other than in the case of the death of a participant, such options and stock appreciation rights may be exercised for a term fixed by the Compensation Committee but no longer than ten years from the date of grant. An award agreement may provide that, in the event the participant dies while the option or stock appreciation right is outstanding, the option or stock appreciation right will remain outstanding until the first anniversary of the participant’s death, whether or not such first anniversary occurs after such ten-year period. Upon its exercise, a stock appreciation right will be settled (and an option may be settled, in the Compensation Committee’s discretion) for an amount equal to the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the exercise price of the stock appreciation right (or option). The Employee Stock Plan prohibits (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of the Company’s Class A Common Stock or (3) option or stock appreciation right automatic reload provisions, in each case without the approval of the Company’s stockholders.

The Company may also grant restricted shares and restricted stock units. A restricted share is a share of Class A Common Stock that is registered in the participant’s name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the applicable award agreement. The participant of a restricted share will have the rights of a stockholder, subject to any restrictions and conditions specified by the Compensation Committee in the participant’s award agreement. Notwithstanding the previous sentence, unless the Compensation Committee determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting will be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant.

A restricted stock unit is an unfunded, unsecured right to receive a share of Class A Common Stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the award agreement. Unless otherwise provided by the Compensation Committee, a restricted stock unit will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant, upon the vesting of the restricted stock unit, an amount equal to the ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued.

The Compensation Committee may grant other equity-based or equity-related awards to participants subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.

Under the Employee Stock Plan, the Compensation Committee will have the authority, in its discretion, to add performance criteria as a condition to any employee’s ability to exercise a stock option or stock appreciation right, or the vesting or payment of any restricted shares or restricted stock units, granted under the Employee Stock Plan. Additionally, the Employee Stock Plan specifies certain performance criteria that may, in the case of certain executive officers of the Company, be conditions precedent to the vesting of awards granted to such executives under the Employee Stock Plan. The Employee Stock Plan provides that such performance criteria may be determined by reference to the performance of the Company, an affiliate or a business unit, product, production, event, network or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, subscriber, sponsor, viewer (or available viewer), basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, subscriber or customer acquisition or retention, ratings, or viewership; (ix) operating metrics relating to sales, subscriptions, sponsorships or customer service or satisfaction; (x) capital spending management, network upgrades or facility maintenance; (xi) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xii) a specified increase in the fair market value of the Company’s Class A Common Stock; (xiii) a specified increase in the private market value of the Company; (xiv) the price of the Company’s Class A Common Stock; (xv) earnings per share; and/or (xvi) total stockholder return.

Any Award that is subject to recovery under any law, governmental regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required pursuant to such law, regulation or listing, or any clawback policy adopted by the Company.

Amendment; Termination

The Board or the Compensation Committee may discontinue the Employee Stock Plan at any time and from time to time may amend or revise the terms of the Employee Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed. The consent of the participant will not be required solely pursuant to the previous sentence in respect of any adjustment made in light of an Adjustment Event, except to the extent the terms of an award agreement expressly refer to an Adjustment Event, in which case such terms will not be amended in a manner unfavorable to a participant (other than if immaterial) without such participant’s consent.

U.S. Federal Tax Implications of Certain Awards under the Plan

The following summary generally describes the principal Federal (but not state and local) income tax consequences of certain awards under the Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Internal Revenue Code and the regulations thereunder relating to these matters are complex and their impact in any one case may depend upon the particular circumstances.

Incentive Stock Options

An employee will not be subject to tax upon the grant of an incentive stock option (an “ISO”) or upon the exercise of an ISO. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be included in the employee’s alternative minimum taxable income. Whether the employee is subject to the alternative minimum tax will depend on his or her particular circumstances. The employee’s basis in the shares received will be equal to the exercise price paid, and the holding period in such shares will begin on the day following the date of exercise. If an employee disposes of the shares on or after (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date of exercise of the ISO (the “statutory holding period”), the employee will recognize a capital gain or loss in an amount equal to the difference between the amount realized on such disposition and his or her basis in the shares.

Nonstatutory Stock Options

For the grant of an option that is not intended to be (or does not qualify as) an ISO, an employee will not be subject to tax upon the grant of such an option (a “nonstatutory stock option”). Upon exercise of a nonstatutory stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to an employee as ordinary income, and such amount is generally deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. An employee’s basis in the shares received will equal the fair market value of the shares on the date of exercise, and an employee’s holding period in such shares will begin on the day following the date of exercise.

Restricted Stock

An employee will not be subject to tax upon receipt of an award of shares subject to forfeiture conditions and transfer restrictions (the “restrictions”) under the Plan unless the employee makes the election referred to below. Upon lapse of the restrictions, an employee will recognize ordinary income equal to the fair market value of the shares on the date of lapse (less any amount the employee may have paid for the shares), and such income will be subject to income tax withholding and employment taxes. An employee’s basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and an employee’s holding period in such shares begins on the day after the restrictions lapse. If any dividends are paid on such shares prior to the lapse of the restrictions they will be includible in an employee’s income during the restricted period as additional compensation (and not as dividend income) and will be subject to income tax withholding and employment taxes.

If permitted by the applicable award agreement, an employee may elect, within thirty days after the date of the grant of the restricted stock, to recognize immediately (as ordinary income) the fair market value of the shares awarded (less any amount an employee may have paid for the shares), determined on the date of grant (without regard to the restrictions). Such income will be subject to income tax withholding and employment taxes at such time. This election is made pursuant to Section 83(b) of the Code and the regulations thereunder. If an employee makes this election, the employee’s holding period will begin the day after the date of grant, dividends paid on the shares will be subject to the normal rules regarding distributions on stock, and no additional income will be recognized by the employee upon the lapse of the restrictions. However, if the employee forfeits the restricted shares before the restrictions lapse, no deduction or capital loss will be available to the employee (even though the employee previously recognized income with respect to such forfeited shares).

In the taxable year in which an employee recognizes ordinary income on account of shares awarded to the employee, the Company generally will be entitled to a deduction equal to the amount of income recognized by the employee. In the event that the restricted shares are forfeited by an employee after having made the Section 83(b) election referred to above, the Company generally will include in our income the amount of our original deduction.

Stock Appreciation Rights

An employee will not be subject to tax upon the grant of a stock appreciation right. Upon exercise of a stock appreciation right, an amount equal to the cash and/or the fair market value (measured on the date of exercise) of shares receivable by the employee in respect of a stock appreciation right will be taxable to the employee as ordinary income, and such amount generally will be deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. An employee’s basis in any shares received will be equal to the fair market value of such shares on the date of exercise, and an employee’s holding period in such shares will begin on the day following the date of exercise.

Restricted Stock Units

An employee will not be subject to tax upon the grant of a restricted stock unit. Upon vesting of a restricted stock unit, the fair market value of the shares covered by the award on the vesting date will be subject to employment taxes. Upon distribution of the shares and/or cash underlying a restricted stock unit, an employee will recognize as ordinary income an amount equal to the cash and/or fair market value (measured on the Distribution date) of the shares received, and such amount will generally be deductible by the Company. This amount of income will generally be subject to income tax withholding on the date of distribution. An employee’s basis in any shares received will be equal to the fair market value of the shares on the date of distribution, and an employee’s holding period in such shares will begin on the date of distribution. If any dividend equivalent amounts are paid to an employee, they will be includible in the employee’s income as additional compensation (and not as dividend income) and will be subject to income and employment tax withholding.

Disposition of Shares

Unless stated otherwise above, upon the subsequent disposition of shares acquired under any of the preceding awards, an employee will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the employee’s basis in the shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months. Currently, capital gain is generally taxed at a maximum rate of 15% if the property is held more than one year.

Section 162(m) Deductibility Rules

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the employee in connection with the exercise of an option or stock appreciation right. The Company generally is not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance-based compensation” under Section 162(m) of the Code. Under current regulations interpreting Section 162(m), the grant by a committee of “outside directors” of at-or above-the-money options or stock appreciation rights under a stockholder approved plan that expressly limits the amount of grants that can be made to any individual employee over a specified period of time is considered “qualified performance-based compensation.”

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance, with our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

PROPOSAL 4 — PROPOSAL TO APPROVE THE COMPANY’S

2010 CASH INCENTIVE PLAN, AS AMENDED

Upon the recommendation of the Compensation Committee, our Board of Directors unanimously approved amendments to the MSG Networks Inc. 2010 Cash Incentive Plan (the “CIP”), subject to approval by our stockholders at our annual meeting. The text of the CIP, as amended, is set forth in Exhibit B to this proxy statement, and the following discussion is qualified in its entirety by reference to Annex B.

The result of the stockholder approval being sought is the preservation of the tax deductibility of awards granted under the CIP pursuant to Section 162(m), as discussed in the following paragraph. Other than (1) revisions to the performance criteria to which an award under the CIP may be subject (to reflect business changes resulting from the MSG Distribution) and (2) extending the termination date of the CIP to December 19, 2020, the terms of the CIP, as amended, are materially unchanged from the version of the plan that was previously approved by the stockholders of the Company in 2011 (including a significant majority of Class A shares voted).

Overview

The CIP is being submitted to stockholders for their approval so that payments under the CIP will constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, which limits the deductibility of compensation in excess of $1 million paid by a publicly traded corporation to certain “covered employees”, unless the compensation is “qualified performance-based compensation”. Under Section 162(m), at least three conditions must be satisfied in order for compensation to qualify as performance based: (i) the compensation must be payable on account of the attainment of one or more pre-established, objective performance goals; (ii) the material terms of the compensation and the performance goals must be disclosed to and approved by stockholders before payment; and (iii) a committee of the Board of Directors that is comprised solely of two or more “outside directors” must certify the performance goals that have been satisfied before payment. In an effort to structure the compensation paid to covered employees as to qualify as “performance-based compensation” under Section 162(m), the Board of Directors adopted the CIP subject to stockholder approval at the annual meeting.

Awards under the CIP are an important element of the total compensation package of certain employees of the Company. Notwithstanding the submission of the CIP to stockholders, the Company reserves the right to pay its employees, including participants in the CIP, amounts under the CIP and other amounts which may or may not be deductible under Section 162(m) or other provisions of the Internal Revenue Code.

The CIP is administered by the Company’s Compensation Committee. Awards may be granted under the CIP to such employees of the Company or an affiliate of the Company, as the Compensation Committee may determine. An “affiliate” is defined in the CIP to mean any entity controlling, controlled by, or under common control with the Company or any other affiliate and also includes any entity in which the Company owns at least five percent of the outstanding equity interests.

The Compensation Committee may establish one or more conditions which must be satisfied in order for an employee to be entitled to an award under the CIP. The CIP specifies that, to the extent that an award under the CIP is intended to qualify for deductibility under Section 162(m), the payment of the award will be conditioned on the satisfaction of one or more of the performance criteria listed below over a period or periods selected by the Compensation Committee. The performance criteria may be determined by reference to the performance of the Company, an affiliate or a business unit, product, production, event, network or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, subscriber, sponsor, viewer (or available viewer), basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, subscriber or customer acquisition or retention, ratings, viewership; (ix) operating metrics relating to sales, subscriptions, sponsorships or customer service or satisfaction; (x) capital spending management, network upgrades or facility maintenance (xi) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xii) a specified increase in the fair market value of the Company’s Class A Common Stock; (xii) a specified increase in the private market value of the Company; (xiv) the price of the Company’s Class A Common Stock; (xv) earnings per share; and/or (xvi) total shareholder return.

CIP Awards

The CIP provides for two types of cash awards: Long-Term Incentive Awards and Annual Incentive Awards. Long-Term Incentive Awards may be subject to such terms and conditions (including the performance criteria described below) as the Compensation Committee determines; however, no Long-Term Incentive Award will cover a period of more than ten years. In no event may any covered employee be granted in any fiscal year of the Company Long-Term Incentive Awards that are intended to satisfy the requirements of Section 162(m) exceeding in the aggregate $10 million. Annual Incentive Awards may also be subject to such terms and conditions (including the performance criteria described below) as the Compensation Committee determines. In no event may any covered employee be granted in any fiscal year of the Company Annual Incentive Awards that are intended to satisfy the requirements of Section 162(m) exceeding in the aggregate $10 million. No Long-Term Incentive Award or Annual Incentive Award may be made to a covered employee after December 11, 2020.

If the Compensation Committee establishes conditions to the entitlement of a Long-Term Incentive Award or Annual Incentive Award for a covered employee relating to the achievement of performance criteria, the Compensation Committee must determine whether the performance criteria have been met with respect to the employee and, if they have, so certify and ascertain the amount of the applicable Long-Term Incentive Award or Annual Incentive Award. No Long-Term Incentive Award or Annual Incentive Award (if contingent on such performance criteria) will be paid until such certification is made by the Compensation Committee.

Amendment; Termination

The Board or the Compensation Committee may discontinue the CIP at any time and from time to time may amend or revise the terms of the CIP, as permitted by applicable law, except that it may not amend or revise, in any manner unfavorable to a recipient (other than if immaterial), any Long-Term Incentive Award, without the consent of the recipient of that Long-Term Incentive Award.

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance, with our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

PROPOSAL 5 — PROPOSAL TO APPROVE THE COMPANY’S 2010 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

Upon the recommendation of our Compensation Committee, our Board of Directors unanimously approved amendments to the MSG Networks Inc. 2010 Stock Plan for Non-Employee Directors (the “Director Stock Plan”), subject to approval by our stockholders at our annual meeting. The text of the Director Stock Plan, as amended, is set forth in Exhibit C to this proxy statement, and the following discussion is qualified in its entirety by reference to Annex C.

The material changes to the Director Stock Plan are (1) an increase in the number of shares reserved for future issuance back to the number of shares (300,000) that the stockholders had previously approved in 2011 when stockholders voted in favor of the Director Stock Plan (including a significant majority of Class A shares voted), (2) the addition of an explicit prohibition on the reduction of the exercise price of a stock option (other than in connection with Adjustment Events) without stockholder approval, and (3) an extension of the termination date of the Director Stock Plan to December 11, 2025. Otherwise, the Director Stock Plan is materially unchanged.

Historic Burn Rate and Potential Dilution

We believe that the shares available for issuance under the Director Stock Plan, as amended, will provide sufficient shares for our equity-based non-employee director compensation needs for approximately five years following the date the plan is approved by stockholders. Our non-employee director compensation results in a “burn rate” as indicated in the chart below:

	Fiscal Year 2013	Fiscal Year 2014	Fiscal Year 2015	Total/Average
(a) Total shares underlying equity-based awards granted (1)	27,951	20,911	16,698	21,853(average) 65,560(total)
(b) Average basic common shares outstanding	76,268,075	77,142,278	77,138,106	76,849,486(average)
(c) Burn rate (a/b) (2)	0.04%	0.03%	0.02%	0.03%

(1)	Reflects the gross number of shares underlying awards made to non-employee directors during the respective year.

(2)	Not adjusted for forfeiture, withholdings and expirations, which would reduce the burn rate if taken into account.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” from the Director Stock Plan is 0.04%. The overhang is calculated as follows, in each case as of August 21, 2015: (x) the sum of (a) 21,009 shares remaining available under the Director Stock Plan and (b) 10,000 shares underlying outstanding non-employee director awards, divided by (y) 76,163,342 shares outstanding. For additional information with respect to our outstanding awards, please see Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K.

Overview

We believe that the Company’s ability to attract and retain capable persons as non-employee directors will be enhanced if it can provide its non-employee directors with equity-based awards and that the Company will benefit from encouraging a sense of proprietorship of such persons stimulating the active interest of such persons in the development and financial success of the Company. The Director Stock Plan provides for potential grants of non-qualified stock options, restricted stock units, restricted shares and other equity-based awards (collectively, “Director Awards”) to our non-employee directors. We currently have 11 non-employee directors. The Director Stock Plan will terminate, and no more Director Awards will be granted, after December 11, 2025 (unless sooner terminated by our Board or our Compensation Committee). The termination of the Director Stock Plan will not affect previously granted Director Awards.

Shares Subject to the Director Stock Plan; Other Limitations

The Director Stock Plan is administered by the Company’s Compensation Committee. The total number of shares of the Company’s Class A Common Stock that may be issued pursuant to Director Awards under the Director Stock Plan, as amended, may not exceed an aggregate of 300,000 shares, which may be either treasury shares or authorized and unissued shares. To the extent that (i) a Director Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason without the issuance of shares or (ii) any shares under a Director Award are not issued because of payment or withholding obligations, then the Compensation Committee may also grant Director Awards with respect to such shares. Director Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which Director Awards may be made under the Director Stock Plan and shares relating to any other Director Awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which Director Awards may be made under the Director Stock Plan. Any shares underlying Director Awards that the Company becomes obligated to make through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not count against the shares available to be delivered pursuant to Awards under the Director Stock Plan. In the event that any Adjustment Event affects shares such that the failure to make an adjustment to a Director Award would not appropriately protect the rights represented by the Director Award in accordance with the essential intent and principles thereof, then the Compensation Committee will, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Director Award (including, without limitation, the number of shares covered by such outstanding Director Award, the type of property to which the Director Award is subject and the exercise price of such Director Award).

Director Awards

Under the Director Stock Plan, the Company may grant stock options to participants. The options will be exercisable at a price determined by the Compensation Committee on the date of the Director Award grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option is granted, and will otherwise be subject to such terms and conditions as specified by the Compensation Committee, provided that, unless determined otherwise by the Compensation Committee, such options will be fully vested and exercisable on the date of grant. Each option granted pursuant to the Director Stock Plan will terminate upon the earlier to occur of (i) the expiration of ten years following the date upon which the option is granted and (ii) a period fixed by the Compensation Committee in the award agreement; however, an award agreement may provide that in the event that a participant dies while an option is exercisable, the option will remain exercisable by the participant’s estate or beneficiary only until the first anniversary of the participant’s date of death and whether or not such first anniversary occurs prior to or following the expiration of the relevant period referred to above. Upon its exercise, an option may be settled, in the Compensation Committee’s discretion, for a cash amount equal to the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the exercise price of the option. The Director Stock Plan, as amended, prohibits (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of the Company’s Class A Common Stock or (3) option or stock appreciation right automatic reload provisions, in each case without the approval of the Company’s stockholders.

The Company may also grant restricted stock units to participants. A restricted stock unit is an unfunded, unsecured right to receive a share of Class A Common Stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the award agreement. Unless otherwise provided by the Compensation Committee, such restricted stock units will be fully vested on the date of grant and will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant an amount equal to the ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued. If a restricted stock unit is not fully vested at the date of grant, the dividend equivalent right will not apply until such restricted stock unit is vested.

The Compensation Committee may grant other equity-based or equity-related awards (including without limitation restricted shares) to non-employee directors subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.

Amendment; Termination

The Board or the Compensation Committee may discontinue the Director Stock Plan at any time and from time to time may amend or revise the terms of the Director Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed. Consent of the participant will not be required solely pursuant to the previous sentence in respect of any adjustment made in light of an Director Stock Plan Adjustment Event, except to the extent the terms of an award agreement expressly refer to an Director Stock Plan Adjustment Event, in which case such terms will not be amended in a manner unfavorable to a participant (other than if immaterial) without such participant’s consent.

U.S. Federal Tax Implications of Options and Restricted Stock Units Under the Director Stock Plan

The following summary generally describes the principal Federal (but not state and local) income tax consequences of the issuance and exercise of options and restricted stock units under the Director Stock Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Internal Revenue Code and the regulations thereunder relating to these matters are complex and subject to change and their impact in any one case may depend upon the particular circumstances.

A non-employee director will not realize any income, and the Company will not be entitled to a deduction, at the time that a stock option is granted under the Director Stock Plan. Upon exercising an option, a non-employee director will realize ordinary income (not as capital gain), and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value on the exercise date of the shares subject to the option over the exercise price of the option. The non-employee director will have a basis in the shares received as a result of the exercise, for purposes of computing capital gain or loss, equal to the fair market value of those shares on the exercise date and the non-employee director’s holding period in the shares received will commence on the day after the date of exercise. If an option is settled by the Company in cash, shares or a combination thereof, the non-employee directors will recognize ordinary income at the time of settlement equal to the fair market value of such cash, shares or combination thereof, and the Company will be entitled to a corresponding deduction.

A non-employee director will not realize any income, and the Company will not be entitled to a deduction, at the time that a restricted stock unit is granted under the Director Stock Plan. Upon payment or settlement of a restricted stock unit award in Class A Common Stock or cash, the non-employee director will recognize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the fair market value of any Class A Common Stock or cash received.

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance, with our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

NEW PLAN BENEFITS TABLE

The amount of each participant’s future awards will be determined based on the discretion of the Compensation Committee and therefore is not determinable at this time. The following table sets forth awards that were received by the persons and groups named below for the fiscal year ended June 30, 2015 under the Company’s 2010 Employee Stock Plan, 2010 CIP and the 2010 Non-Employee Stock Plan for Directors.

Name and Principal Position	Employee Stock Plan Dollar Value($) (1)	Employee Stock Plan Number of Units (1)	CIP Dollar Value ($) Long-Term Awards (1)	CIP Dollar Value ($) Annual Awards (1)	Director Stock Plan Dollar Value($) (2)	Director Stock Plan Number of Units (2)
James L. Dolan Executive Chairman and President and Chief Executive Officer	$885,219	13,230	$896,000	$1,397,000	—	—
Thomas S. Smith, Jr. President and Chief Executive Officer	$1,517,519	22,680			—	—
Donna Coleman Interim Chief Financial Officer	—	—	—	—	—	—
Sean R. Creamer Executive Vice President and Chief Financial Officer	$556,691	8,320	—	—	—	—
Robert M. Pollichino Executive Vice President and Chief Financial Officer	—	—	$405,333	$255,231	—	—
Lawrence J. Burian Executive Vice President, General Counsel and Secretary	$561,942	8,340	$435,200	$1,350,000	—	—
Joseph F. Yospe Senior Vice President and Controller	$207,421	3,100	$209,920	$272,000	—	—
Robert J. Lynn Senior Vice President, Treasury and Investor Relations	$167,275	2,500	$168,960	$159,130	—	—
All Executive Officers	$3,896,067	58,170	$2,115,413	$3,433,361	—	—
All Non-Employee Directors	—	—	—	—	$1,212,776	16,698
All Employees who are not Executive Officers	$19,237,661	277,840	$10,709,761	—	—	—

(1)	See “Executive Compensation Tables — Summary Compensation Table” and “Executive Compensation Tables — Grant of Plan-Based Awards” for additional information.

(2)	See “Board of Directors — Director Compensation Table” for additional information.

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan (1)	Executive Chairman
Andrea Greenberg	President and Chief Executive Officer
Bret Richter	Executive Vice President and Chief Financial Officer
Lawrence J. Burian Dawn Darino-Gorski	Executive Vice President, General Counsel and Secretary Senior Vice President, Controller and Principal Accounting Officer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Director Nominees for Election by Class B Common Stockholders.”

ANDREA GREENBERG, 56, is the President and Chief Executive Officer of the Company. Ms. Greenberg has more than 30 years of experience in the sports, entertainment and television industries. Ms. Greenberg served as the Executive Vice President of the MSG’s Media business segment since 2010. As Executive Vice President of MSG Media, Ms. Greenberg oversees all aspects of the Media division, including programming, marketing, sales and operations, and directs all major transactional activities of the division. Ms. Greenberg previously served as the Executive Vice President of the MSG Entertainment business segment from 2008 to 2009 while such business was owned by Cablevision Systems Corporation (“Cablevision”) before the Registrant was spun-off from Cablevision in 2010. Prior to joining Madison Square Garden, Ms. Greenberg spent more than 25 years at Rainbow Media Holdings, the former Cablevision programming subsidiary that spun-off from Cablevision in 2011 to become AMC Networks Inc. (“AMC Networks”), last serving as President of Rainbow Media Ventures from 2004 to 2008.

BRET RICHTER, 45, is the Executive Vice President and Chief Financial Officer of the Company. Mr. Richter had previously served as the Executive Vice President, Corporate Finance and Development of Cablevision from 2014 to 2015. In his role at Cablevision, Mr. Richter was responsible for overseeing Cablevision’s financial strategy and development, corporate financial planning, business planning and mergers and acquisitions. Mr. Richter previously served as Cablevision’s Senior Vice President, Financial Strategy and Development from 2005 to 2014, during which time he was responsible for mergers and acquisitions, investor relations, corporate development and other corporate initiatives. Before joining Cablevision in 2005, Mr. Richter served as President of The Richter Consulting Group, Inc., a privately held advisory firm that provided consulting services to early stage media companies. Prior to that, Mr. Richter served as Senior Vice President of Finance at NTL Incorporated (a predecessor of Virgin Media) and was also a member of the media investment banking advisory team at Salomon Brothers Inc. Mr. Richter is a member of the Alumni Association Board of the Cornell College of Agriculture and Life Sciences.

LAWRENCE J. BURIAN, 45, is the Executive Vice President, General Counsel and Secretary of the Company since January 12, 2010. Mr. Burian is also the Executive Vice President, General Counsel and Secretary of MSG since July 15, 2015. He was Senior Vice President, Associate General Counsel and Business Affairs of Cablevision from January 2005 until February 2010; Vice President and Associate General Counsel of Cablevision from February 2002 to December 2004, and Assistant General Counsel of Cablevision from February 2000 to January 2002. He was an Associate at Davis Polk & Wardwell LLP from August 1995 to February 2000 and September 1994 to January 1995. He was a Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian serves as a director of Tribeca Enterprises LLC, Fuse Media, Inc. and the Garden of Dreams Foundation.

DAWN DARINO-GORSKI, 47, is the Senior Vice President, Controller and Principal Accounting Officer of the Company. Ms. Darino-Gorski had served as the Vice President of External Reporting and Consolidations of the MSG from February 2010 through 2015. This position had overall responsibility for the planning, coordination, and preparation of the Registrant’s quarterly and annual financial statement filings with the Securities and Exchange Commission and ensuring that the Registrant’s consolidated financial results are in compliance with generally accepted accounting principles. Prior to that time, Ms. Darino-Gorski held positions of increasing responsibility within the Registrant’s finance organization. Before joining the Registrant in December 1996, Ms. Darino-Gorski served as Senior Financial Analyst and Manager of External Reporting at Reader’s Digest Association, Inc. Ms. Darino-Gorski began her career in public accounting at Arthur Andersen.

RELATIONSHIP BETWEEN US AND CABLEVISION, MSG AND AMC NETWORKS

As a result of the Cablevision Distribution, Cablevision no longer holds a common stock ownership interest in us. In addition, as a result of the MSG Distribution, the Company no longer holds a common stock ownership interest in MSG. However, Cablevision, MSG and the Company all continue to be under the control of Charles F. Dolan, members of his family and certain related family entities. For purposes of governing the ongoing relationships between Cablevision, MSG and us and to provide for our orderly transition from a wholly-owned subsidiary of Cablevision to a separate, publicly listed company and for MSG’s orderly transition from a wholly-owned subsidiary of the Company to a separate, publicly listed company, the Company and Cablevision and MSG have entered into the agreements described in this section. Prior to the AMC Distribution, AMC Networks, as a subsidiary of Cablevision, performed certain of the services under the agreements described below. As a result of the AMC Distribution, AMC Networks performs certain services under those agreements as a stand-alone company. Certain of the agreements summarized in this section are included as exhibits to our 2015 Form 10-K or our Current Report on Form 8-K filed on September 11, 2015, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of Cablevision, MSG and AMC Networks is set forth in Note 18 to our financial statements included in our 2015 Form 10-K.

Arrangements with Cablevision

Distribution Agreement

On January 12, 2010, we entered into the Distribution Agreement with Cablevision (the “Cablevision Distribution Agreement”) as part of a series of transactions pursuant to which we acquired the subsidiaries of Cablevision that own, directly or indirectly, all of the partnership interests in MSG Holdings, L.P.

Under the Cablevision Distribution Agreement, Cablevision provides us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) Cablevision’s businesses (other than businesses of ours), (ii) certain identified claims or proceedings, (iii) any breach by Cablevision of its obligations under the Cablevision Distribution Agreement, (iv) any untrue statement or omission in our Registration Statement on Form 10 filed with the SEC or in the related Information Statement relating to Cablevision and its subsidiaries and (v) indemnification obligations we may have to the NBA or the National Hockey League (the “NHL”) that result from acts or omissions of Cablevision. We provide Cablevision with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) our businesses, (ii) any breach by us of our obligations under the Cablevision Distribution Agreement and (iii) any untrue statement or omission in the Registration Statement or Information Statement other than any such statement or omission relating to Cablevision and its subsidiaries.

In the Cablevision Distribution Agreement we release Cablevision from any claims we might have arising out of:

•	the management of the businesses and affairs of the Company at or prior to the Cablevision Distribution;
•	the terms of the Cablevision Distribution, our Amended and Restated Certificate of Incorporation, our by-laws and the other agreements entered into in connection with the Cablevision Distribution; and
•	any decisions that have been made, or actions taken, relating to the Company or the Cablevision Distribution.

The Cablevision Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On January 12, 2010, we entered into a Tax Disaffiliation Agreement with Cablevision (the “Cablevision Tax Disaffiliation Agreement”) that governs Cablevision’s and our respective rights,

responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters following the Cablevision Distribution. References in this summary description of the Cablevision Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

We and our eligible subsidiaries previously joined with Cablevision in the filing of a consolidated return for U.S. federal income tax purposes and in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the Cablevision Distribution, we generally do not join with Cablevision in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the Cablevision Tax Disaffiliation Agreement, except for certain New York City income taxes, Cablevision is responsible for all of our U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period that ended on or before the Cablevision Distribution Date. We are responsible for all of our other taxes (including certain New York City income taxes) for all taxable periods that ended on or before the Cablevision Distribution Date, and all taxes that are attributable to us or one of our subsidiaries after the Cablevision Distribution Date.

Notwithstanding the Cablevision Tax Disaffiliation Agreement, under U.S. Treasury Regulations, each member of a consolidated group is severally liable for the U.S. federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods in which we have been included in Cablevision’s consolidated group, we could be liable to the U.S. government for any U.S. federal income tax liability incurred, but not discharged, by any other member of such consolidated group. However, if any such liability were imposed, we would generally be entitled to be indemnified by Cablevision for tax liabilities allocated to Cablevision under the Cablevision Tax Disaffiliation Agreement.

We are responsible for filing all tax returns for all periods ending after the Cablevision Distribution Date that include us or one of our subsidiaries other than any consolidated, combined or unitary income tax return for periods after such date (if any) that includes us or one of our subsidiaries, on the one hand, and Cablevision or one of its subsidiaries (other than us or any of our subsidiaries), on the other hand. We also are responsible for filing, for all periods, all returns related to certain New York City income taxes that include us or one of our subsidiaries. Where possible, we have waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the Cablevision Distribution Date, however, if we cannot waive the right, we would be entitled to receive the resulting refund or credit, net of any taxes incurred by Cablevision with respect to the refund or credit.

Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Cablevision Tax Disaffiliation Agreement, and Cablevision has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which Cablevision is responsible for filing a return under the Cablevision Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The Cablevision Tax Disaffiliation Agreement further provides for cooperation between Cablevision and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Employee Matters Agreements

The Company is party to an Employee Matters Agreement with Cablevision and an Equity Administration Agreement with AMC Networks, each of which sets forth the responsibilities and liabilities of the parties regarding exercise and forfeiture of outstanding equity awards: (i) of the Company that are held by employees, former employees or directors of Cablevision or AMC Networks and (ii) of Cablevision or AMC Networks that are held by employees, former employees or directors of the Company.

Affiliation Agreement

An affiliation agreement between the Company and Cablevision took effect on January 1, 2010, with respect to the carriage of the MSG and MSG+ program services on Cablevision’s cable systems in the New York, Connecticut and New Jersey tri-state area. This agreement has a term of ten years, obligates Cablevision to carry such program services on its cable systems and provides for the payment by Cablevision to the Company of a per subscriber license fee, which fee is increased each year during the term of the agreement. In addition, the Company and Cablevision are parties to an Administrative Services Agreement relating to the provisions of administrative support, security and certain transportation services for shared executives.

Arrangements with MSG

Distribution Agreement

On September 11, 2015, we entered into the Distribution Agreement with MSG (the “MSG Distribution Agreement”) as part of a series of transactions pursuant to which MSG acquired the subsidiaries, businesses and other assets of MSG constituting the MSG Sports and MSG Entertainment businesses, including its venues, arenas and joint ventures.

Under the MSG Distribution Agreement, MSG provided us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) our businesses, (ii) any breach by MSG of its obligations under the MSG Distribution Agreement; and (iii) any untrue statement or omission in MSG’s Registration Statement on Form 10 filed with the SEC or in the related Information Statement other than any such statement or omission relating to the Company and our subsidiaries. We provided MSG with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) the Company’s businesses (other than businesses of MSG), (ii) certain identified claims or proceedings, (iii) any breach by us of our obligations under the MSG Distribution Agreement; (iv) any untrue statement or omission in the Registration Statement or Information Statement relating to us and our subsidiaries; and (v) indemnification obligations MSG may have to the NBA, the NHL or the Women’s National Basketball Association that result from acts or omissions of the Company.

In the MSG Distribution Agreement we released MSG from any claims we might have arising out of:

•	the management of the businesses and affairs of the Company on or prior to the MSG Distribution;
•	the terms of the MSG Distribution and the other agreements entered into in connection with the MSG Distribution; and
•	any decisions that have been made, or actions taken, relating to the MSG Distribution.

Additionally, in the MSG Distribution Agreement MSG released us from any claims MSG might have arising out of:

•	the management of the MSG Sports and MSG Entertainment businesses on or prior to the MSG Distribution;
•	the terms of the MSG Distribution, MSG’s amended and restated certificate of incorporation, MSG’s by-laws and the other agreements entered into in connection with the MSG Distribution; and
•	any decisions that have been made, or actions taken, relating to MSG Sports or MSG Entertainment or the MSG Distribution.

The MSG Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On September 11, 2015, we entered into a Tax Disaffiliation Agreement with MSG (the “MSG Tax Disaffiliation Agreement”) that governs MSG’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters following the

MSG Distribution. References in this summary description of the MSG Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

MSG and its eligible subsidiaries previously joined with the Company in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the MSG Distribution, MSG generally does not join with the Company in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the MSG Tax Disaffiliation Agreement, with certain exceptions, we will generally be responsible for all of MSG’s U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the MSG Distribution Date. MSG will generally be responsible for all taxes that are attributable to it or one of its subsidiaries after the MSG Distribution Date.

For any tax year, MSG will generally be responsible for filing all separate company tax returns that relate to MSG or one of its subsidiaries and that does not also include the Company or any of the Company’s subsidiaries. We will generally be responsible for filing all separate company tax returns that relate to the Company or the Company’s subsidiaries (other than tax returns that will be filed by MSG), and for filing consolidated, combined or unitary returns that include (i) one or more of the Company and the Company’s subsidiaries and (ii) one or more of MSG and MSG’s subsidiaries. Where possible, MSG has waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the MSG Distribution Date, however, if MSG cannot waive the right, it would be entitled to receive the resulting refund or credit, net of any taxes incurred by the Company with respect to the refund or credit.

Generally, MSG will have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSG is responsible for filing a return under the MSG Tax Disaffiliation Agreement, and we will have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the MSG Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The MSG Tax Disaffiliation Agreement further provides for cooperation between MSG and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the MSG Tax Disaffiliation Agreement will require that none of the Company, MSG or any of their respective subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSG Distribution from qualifying as a tax-free transaction to the Company and to its stockholders under Section 355 of the Internal Revenue Code, or would otherwise cause holders of the Company’s stock receiving MSG stock in the MSG Distribution to be taxed as a result of the MSG Distribution and certain transactions undertaken in connection with the MSG Distribution. Additionally, for the two-year period following the MSG Distribution, the Company and MSG may not engage in certain activities that may jeopardize the tax-free treatment of the MSG Distribution, unless the Company or MSG, as applicable, receives consent from the other party or otherwise obtains a ruling from the Internal Revenue Service or a legal opinion, in either case reasonably satisfactory to such other party, that the activity will not alter the tax-free status of the MSG Distribution to the other party and its stockholders. Such restricted activities include:

•	entering into any transaction pursuant to which 50% or more of the first-mentioned party’s shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;
•	issuing equity securities, if any such issuances would, in the aggregate, constitute 50% or more of the voting power or value of such party’s capital stock;
•	certain repurchases of such party’s common shares;

•	ceasing to actively conduct such party’s business;
•	amendments to such party’s organizational documents (i) affecting the relative voting rights of the party’s stock or (ii) converting one class of the party’s stock to another;
•	liquidating or partially liquidating; and
•	taking any other action that prevents the MSG Distribution and certain related transactions from being tax-free.

Moreover, each party must indemnify the other party and its subsidiaries, officers and directors for any taxes, resulting from action or failure to act, if such action or failure to act precludes the MSG Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Transition Services Agreement

On September 11, 2015, we entered into a Transition Services Agreement with MSG under which, in exchange for the fees specified in such agreement, MSG has agreed to provide certain management and other services to the Company, including with respect to such areas as tax, information technology, risk management, treasury, legal, human resources, accounting, purchasing, communications, security and compensation and benefits. The Company has similarly agreed to provide certain transition services to MSG. The Company and MSG, as parties receiving services under the agreement, have agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement.

Employee Matters Agreement

We have in place an Employee Matters Agreement (the “MSG Employee Matters Agreement”) with MSG that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSG Distribution. In general, MSG employees will continue to participate in certain of our health and welfare and other employee benefit plans through December 31, 2015, following which MSG generally will establish its own health and welfare and other employee benefit plans. In connection with the MSG Distribution, the Savings Plan became a multiple employer plan sponsored by MSG, to which we contribute, and MSG assumed the assets and liabilities of the Cash Balance Plan. Following the MSG Distribution date, we and MSG generally will each hold responsibility for our respective employees and compensation plans except for the liability for certain incentive awards held by corporate, advertising and shared employees, the liability of which is split between the Company and MSG in accordance with the Employee Matters Agreement.

Media Rights Agreements

The media rights agreements between the Company and MSG covering the Knicks and the Rangers provide MSG exclusive media rights to team games in their local markets. Each of the media rights agreements has a stated term of 20 years, with an annual rights fee in the first year of $100 million for the Knicks and $30 million for the Rangers. The rights fee in each media rights agreement is to increase annually and is subject to adjustments in certain circumstances, including if MSG does not make available a minimum number of games in any year. We have certain rights to match third party offers received by the Knicks or Rangers, as the case may be, for the media rights following the term of the agreement.

Advertising Sales Representation Agreement

In connection with the MSG Distribution, the Company entered into an Advertising Agreement pursuant to which MSG has the exclusive right and obligation, for a commission, to sell advertising availabilities of the Company’s MSG Networks for an initial stated term of seven years, subject to certain termination rights, including MSG’s right to terminate if the Company and MSG are no longer affiliates and our right to terminate if certain sales thresholds are not met unless MSG pays us the shortfall. All of our personnel who had previously worked on advertising sales transferred to MSG.

Aircraft Arrangements

On September 28, 2015, the Company entered into a Time Sharing Agreement with a subsidiary of MSG, pursuant to which the Company has a right to lease on a “time-sharing” basis MSG’s Gulfstream Aerospace G-550 aircraft. The Company pays MSG specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration rules. During the year ended June 30, 2015, the Company had a similar arrangement with a subsidiary of Cablevision, pursuant to which it paid Cablevision $441,670.58 for use of its Gulfstream Aerospace G-V aircraft and helicopters. In calculating the amounts payable under the agreement, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.

During the fiscal year ended June 30, 2015, the Company and a subsidiary of Cablevision also had an Aircraft Management Agreement, pursuant to which the Cablevision subsidiary managed the Company’s Boeing 737-400. The agreement provided for an annual management fee of $210,000 (with an annual CPI based increase) in addition to reimbursement of certain expenses. This agreement was terminated in connection with the Company’s sale of the Boeing 737-400.

Other Arrangements and Agreements with Cablevision, MSG and/or AMC Networks

The Company has also entered into a number of commercial and technical arrangements and agreements with Cablevision and its subsidiaries and MSG and its subsidiaries, none of which are material to the Company. For the year ended June 30, 2015, these included, but were not limited to, arrangements for the Company’s use of equipment, offices and other premises, provision of transport services and vendor services, access to technology, coordination in respect of certain litigation matters and for Cablevision’s lease of suites and sponsorship of the Company and its professional sports teams. Following the AMC Distribution, certain commercial and technical arrangements formerly provided by AMC Networks as a subsidiary of Cablevision have been provided by AMC Networks as a stand-alone company. For the year ended June 30, 2015, these included, but were not limited to, arrangements for the Company’s use of equipment, offices and other premises, lease of a suite, provision of technical and vendor services, lease of titles in film and other libraries and access to technology. The arrangements with AMC also included the lease of certain office space to AMC by the Company.

Dolan Family Arrangements

Prior to the MSG Distribution, the Company had a Time Sharing Agreement with Dolan Family Office, LLC (“DFO LLC”), a company controlled by Charles F. Dolan, a director of the Company. Under this agreement, DFO LLC subleased to the Company on a “time sharing” basis its Gulfstream Aerospace GIV-SP aircraft. The Company paid DFO LLC an amount equal to the actual non-fuel expenses of each flight it elects to utilize and 200% of the actual fuel usage for such flights, but not exceeding the maximum amount payable under Federal Aviation Administration rules. The Company paid DFO LLC $441,671 for use of the GIV-SP aircraft during the year ended June 30, 2015. Prior to the MSG Distribution, the Company charged the Knickerbocker Group, LLC, an entity owned by James L. Dolan, the Executive Chairman and a director of the Company, for office space equal to the allocated cost of such space. The amount paid by the Knickerbocker Group, LLC for the 2015 fiscal year was $44,482. In addition, from time to time, certain other services of the Company may be made available to members of the Dolan family and to entities owned by them. It was the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

Other

Since 2005, Charles A. Tese, the brother of Vincent Tese, a former director of the Company who served as a director during the 2015 fiscal year, has been employed by MSGN Holdings, L.P. (formerly MSG Holdings, L.P.), a subsidiary of the Company, in a non-executive officer position. For the year ended June 30, 2015, Mr. Charles A. Tese earned $105,505. Mr. Vincent Tese currently serves as a director of both Cablevision and MSG.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman, James L. Dolan, also serves as the Executive Chairman of MSG and the Chief Executive Officer of Cablevision, our Vice Chairman, Gregg G. Seibert, also serves as Vice Chairman of MSG, Cablevision and AMC Networks, and our Executive Vice President, General Counsel and Secretary, Lawrence J. Burian, also serves as Executive Vice President, General Counsel and Secretary of MSG. Five of our director nominees (including James L. Dolan) also serve as directors of Cablevision, and certain of our directors serve as officers and/or employees of Cablevision concurrently with their service on our Board. Five of our director nominees (including James L. Dolan) also serve as directors of MSG, and James L. Dolan serves as an officer of MSG concurrently with his service on our Board. Five of our director nominees also serve as directors of AMC Networks, and Charles F. Dolan serves as an officer of AMC Networks concurrently with his service on our Board. Therefore, these officers and directors may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and Cablevision, MSG or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and Cablevision, MSG and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between Cablevision, MSG and/or AMC Networks and us. In addition, certain of our officers and directors own Cablevision, MSG and/or AMC Networks stock or options to purchase Cablevision, MSG and/or AMC Networks’ stock. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company and Cablevision, MSG or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

The Company’s Amended and Restated Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with Cablevision and its subsidiaries and that the Company may engage in material business transactions with such entities. The Company has renounced its rights to certain business opportunities and the Company’s Amended and Restated Certificate of Incorporation provides that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to Cablevision or any of its subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. In connection with the AMC Distribution and MSG Distribution, our Board adopted resolutions which put in place arrangements similar to the foregoing provisions on corporate opportunities with respect to directors and officers of the Company who are also directors or officers of AMC Networks and/or MSG. Our Amended and Restated Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and Cablevision and/or any of its subsidiaries and will provide that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with Cablevision, MSG and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of Cablevision and its subsidiaries, MSG and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $120,000. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of $120,000, as well as the handling and resolution of any disputes involving amounts in excess of $120,000. Our executive officers and directors who are also senior executives or directors of Cablevision, MSG and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, Cablevision, MSG and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of Cablevision, MSG and/or AMC Networks, as applicable.

Currently, and throughout our fiscal year ended June 30, 2015, our Audit Committee (which consisted solely of directors elected by the Class A stockholders) served as the Independent Committee under the above policies.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of NYSE’s corporate governance standards.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 requires our directors, certain executive officers, and persons who beneficially own more than 10 percent of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2015. During the year, Mr. James L. Dolan filed one late Form 4 with respect to one transaction. Otherwise, based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of October 16, 2015 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company’s based solely on the Company’s review of SEC filings; (ii) each director or director nominee of the Company and (iii) each named executive officer of the Company.

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Dolan Family Group (3)	Class A Common Stock	1,527,918	2.5%	69.7%
340 Crossways Park Drive	Class B Common Stock	13,588,555	100%
Woodbury, NY 11797
Charles F. Dolan (3)(4)(5)(8)	Class A Common Stock	747,608	1.2%	41.4%
(31) – (36)	Class B Common Stock	8,074,392	59.4%
340 Crossways Park Drive
Woodbury, NY 11797
Helen A. Dolan (3)(4)(5)(8)	Class A Common Stock	747,608	1.2%	41.4%
(31) – (36)	Class B Common Stock	8,074,392	59.4%
340 Crossways Park Drive
Woodbury, NY 11797
James L. Dolan	Class A Common Stock	413,896	*	5.0%
(3)(6)(7)(8)(9)(16)(19)(20)(29)	Class B Common Stock	942,114	6.9%
PO Box 420
Oyster Bay, NY 11771
Kristin A. Dolan (3)(6)(7)(8)	Class A Common Stock	413,896	*	5.0%
(9)(16)(19)(20)(29)	Class B Common Stock	942,114	6.9%
PO Box 420
Oyster Bay, NY 11771
Thomas C. Dolan (3)(8)(17)	Class A Common Stock	80,653	*	4.7%
(19)(22)(28)	Class B Common Stock	926,958	6.8%
340 Crossways Park Drive
Woodbury, NY 11797
Charles P. Dolan (8)(30)	Class A Common Stock	1,346	*	*
	Class B Common Stock	—	—
Wilt Hildenbrand (8)	Class A Common Stock	33,098	*	*
	Class B Common Stock	—	—
Richard D. Parsons (8)(10)	Class A Common Stock	11,921	*	*
	Class B Common Stock	—	—
Nelson Peltz (8)	Class A Common Stock	12,800	*	*
	Class B Common Stock	—	—
Alan D. Schwartz (8)	Class A Common Stock	—	—	*
	Class B Common Stock	—	—
Scott M. Sperling (8)	Class A Common Stock	—	—	*
	Class B Common Stock	—	—

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Brian G. Sweeney	Class A Common Stock	102,289	*	4.7%
(3)(6)(8)(13)(15)(19)(21)(25)	Class B Common Stock	918,981	6.8%
340 Crossways Park Drive
Woodbury, NY 11797
Vincent Tese (8)(11)	Class A Common Stock	1,744	*	*
	Class B Common Stock	—	—
Eugene F. DeMark	Class A Common Stock Class B Common Stock	175 —	— —	*
William J. Bell	Class A Common Stock Class B Common Stock	— —	— —	*
Paul J. Dolan (3)(20)	Class A Common Stock	183,849	*	9.5%
340 Crossways Park Drive	Class B Common Stock	1,845,939	13.6%
Woodbury, NY 11797
Quentin F. Dolan	Class A Common Stock Class B Common Stock	925 —	* —	*
Joel M. Litvin	Class A Common Stock Class B Common Stock	— —	— —	*
Hank J. Ratner	Class A Common Stock Class B Common Stock	163,871 —	— —	*
John L. Sykes	Class A Common Stock Class B Common Stock	— —	— —	*
Andrea Greenberg (7)	Class A Common Stock Class B Common Stock	5,840 —	* —	*
Bret Richter (7)(14)	Class A Common Stock Class B Common Stock	525 —	* —	*
Dawn Darino-Gorski (7)	Class A Common Stock Class B Common Stock	2,562 —	* —	*
Robert M. Pollichino (43)	Class A Common Stock Class B Common Stock	37,734	* —	*
Sean R. Creamer (43)	Class A Common Stock Class B Common Stock	— —	— —	*
Thomas S. Smith, Jr. (43)(46)	Class A Common Stock Class B Common Stock	40,559 —	* —	*
David O’Connor (7)	Class A Common Stock	—	—	*
	Class B Common Stock	—	—
Donna Coleman (37)	Class A Common Stock	869	*	*
	Class B Common Stock	—	—
Lawrence J. Burian (7)	Class A Common Stock	37,668	*	*
	Class B Common Stock	—	—
Joseph F. Yospe (7)	Class A Common Stock	20,469	*	*
	Class B Common Stock	—	—

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Robert J. Lynn (7)	Class A Common Stock	14,223	*	*
	Class B Common Stock	—	—
All executive officers and	Class A Common Stock	1,989,229	3.3%	65.3%
directors as a group (4) – (30) (37)(43)(44)(45)	Class B Common Stock	12,672,228	93.3%
Deborah A. Dolan-Sweeney	Class A Common Stock	102,289	*	4.7%
(3)(6)(13)(15)(19)(21)(25)	Class B Common Stock	918,981	6.8%
340 Crossways Park Drive
Woodbury, NY 11797
Marianne Dolan Weber (3)(6)	Class A Common Stock	74,605	*	4.6%
(12)(19)(22)(26)	Class B Common Stock	890,802	6.6%
MLC Ventures LLC P.O. Box 1014
Yorktown Heights, NY 10598
Patrick F. Dolan (3)(6)	Class A Common Stock	54,448	*	4.5%
(18)(19)(21)(27)	Class B Common Stock	886,015	6.5%
340 Crossways Park Drive
Woodbury, NY 11797
Kathleen M. Dolan (3)	Class A Common Stock	277,783	*	28.0%
(19)(20)(25)-(29)	Class B Common Stock	5,499,007	40.5%
MLC Ventures LLC P.O. Box 1014
Yorktown Heights, NY 10598
Mary S. Dolan (3)(21)	Class A Common Stock	203,546	*	46.8%
340 Crossways Park Drive	Class B Common Stock	9,203,232	67.7%
Woodbury, NY 11797
Matthew J. Dolan (3)(22)	Class A Common Stock	91,737	*	9.3%
340 Crossways Park Drive	Class B Common Stock	1,817,760	13.4%
Woodbury, NY 11797
David M. Dolan (3)(23)	Class A Common Stock	401,297	*	37.7%
340 Crossways Park Drive	Class B Common Stock	7,398,236	54.4%
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	47,864	*	4.7%
Trust FBO Kathleen M. Dolan	Class B Common Stock	918,981	6.8%
(3)(24)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	47,864	*	4.7%
Trust FBO Deborah A.	Class B Common Stock	918,981	6.8%
Dolan-Sweeney (3)(25)
340 Crossways Park Drive
Woodbury, NY 11797

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan Children	Class A Common Stock	47,864	*	4.5%
Trust FBO Marianne Dolan	Class B Common Stock	890,802	6.6%
Weber (3)(26)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	47,864	*	4.5%
Trust FBO Patrick F. Dolan	Class B Common Stock	886,015	6.5%
(3)(27)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	39,886	*	4.7%
Trust FBO Thomas C. Dolan	Class B Common Stock	926,958	6.8%
(3)(28)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	39,886	*	4.7%
Trust FBO James L. Dolan	Class B Common Stock	926,958	6.8%
(3)(29)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	6.6%
Trust FBO James L. Dolan	Class B Common Stock	1,291,206	9.5%
(3)(4)(5)(31)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	6.6%
Trust FBO Thomas C. Dolan	Class B Common Stock	1,291,206	9.5%
(3)(4)(5)(32)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	6.1%
Trust FBO Patrick F. Dolan	Class B Common Stock	1,209,206	8.9%
(3)(4)(5)(33)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	6.2%
Trust FBO Kathleen M. Dolan	Class B Common Stock	1,216,206	9.0%
(3)(4)(5)(34)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	6.5%
Trust FBO Marianne Dolan	Class B Common Stock	1,279,206	9.4%
Weber (3)(4)(5)(35)
340 Crossways Park Drive
Woodbury, NY 11797

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	5.7%
Trust FBO Deborah A. Dolan-	Class B Common Stock	1,111,206	8.2%
Sweeney(3)(4)(5)(36)
340 Crossways Park Drive
Woodbury, NY 11797
FMR LLC (38)	Class A Common Stock	6,565,572	10.7%	3.3%
Edward & Abigail Johnson	Class B Common Stock	—	—
245 Summer Street
Boston, MA 02210
Mason Capital Management LLC (39)	Class A Common Stock	4,384,533	7.2%	2.2%
110 East 59th Street	Class B Common Stock	—	—
New York, NY 10022
GAMCO Investors, Inc. (40)	Class A Common Stock	4,826,838	7.9%	2.4%
GAMCO Asset	Class B Common Stock	—	—
Management, Inc.
One Corporate Center
Rye, NY 10580
The Vanguard Group (41)	Class A Common Stock	4,033,495	6.6%	2.0%
100 Vanguard Blvd.	Class B Common Stock	—	—
Malvern, PA 19355
ClearBridge Investments, LLC (42)	Class A Common Stock	4,039,035	6.6%	2.0%
620 8th Avenue	Class B Common Stock	—	—
New York, NY 10018

*	Less than 1%

(1)	Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share based compensation in the aggregate, not by specific tranche or award.

(2)	Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan individually and a Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”), Helen A. Dolan,

individually and as a Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Patrick F. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Patrick F. Dolan, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts,” and individually, a “Dolan Children Trust”) and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah A. Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; Dolan Children Trust FBO Patrick F. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Patrick F. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009 Family Trust FBO Marianne Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members include David M. Dolan, as Trustee of the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan, the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trusts FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah A. Dolan-Sweeney, the Dolan Children Trust FBO Patrick F. Dolan and as a Trustee of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 1,527,918 shares of Class A Common Stock (including 1,460,918 shares of Class A Common Stock owned of record in the aggregate, options to purchase 67,000 shares of Class A Common Stock that are exercisable within sixty days of October 16, 2015; and (ii) 13,588,555 shares of Class B Common Stock and the equal number of shares of Class A common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 13,588,555 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 422,861 shares of Class A Common Stock.

(4)	Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 82,228 shares of Class A Common Stock owned by the CFD 2009 Trust and 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 665,380 shares of Class A Common Stock (including 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation and 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and 7,398,236 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the 2009 Family Trusts. Includes an aggregate of 7,398,236 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation and 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 7,398,236 shares of Class B Common Stock owned of record by the 2009 Family Trusts.

(5)	Helen A. Dolan may be deemed to have (a) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 747,608 shares of Class A Common Stock (including 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation, 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 82,228 shares of Class A Common Stock owned by the CFD 2009 Trust) and 8,074,392 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust and 7,398,236 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 7,398,236 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 585,610 shares of Class A Common Stock owned of record by the Dolan Family Foundation, 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 82,228 shares of Class A Common Stock, owned of record by the CFD 2009 Trust, and 8,074,392 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust and 7,398,236 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)	Includes shares of Class A Common Stock issuable upon the exercise of options granted in respect of stock options that were issued pursuant to the Cablevision 2006 Employee Stock Plan and predecessor plans, which on October 16, 2015, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of shares of Class A Common Stock for the following individuals are: James L. Dolan, 66,000; Marianne Dolan Weber, 1,000 and Vincent Tese, 1,000; all executive officers and directors as a group 67,000.

(7)	Does not include unvested restricted stock units and target amount of unvested performance restricted stock units granted under the Company’s Employee Stock Plan. The excluded number of restricted stock units for the following individuals is: James L. Dolan, 42,150; David O’Connor, 0; Lawrence J. Burian, 27,458; Joseph F. Yospe, 6,680, Robert J. Lynn, 5,390; Andrea Greenberg, 122,935; Bret Richter, 70,780 and Dawn Darino Gorski, 10,673. The excluded number of target performance restricted stock units for the following individuals is: James L. Dolan, 13,640; David O’Connor, 0; Lawrence J. Burian, 11,698; Joseph F. Yospe 0, Robert J. Lynn, 0; Andrea Greenberg, 38,994; Bret Richter, 19,310 and Dawn Darino Gorski, 8,593.

(8)	Does not include restricted stock units granted under the Company’s 2010 Stock Plan for Non-Employee Directors. The excluded number of restricted stock units for the following individuals is: Charles F. Dolan, 18,489; Thomas C. Dolan, 18,489; Brian Sweeney, 18,489; Kristin A. Dolan, 18,489; Alan D. Schwartz, 18,489; Vincent Tese, 18,489; Charles P. Dolan, 16,938, Wilt Hildenbrand, 10,110; Richard D. Parsons, 1,518; Nelson Peltz, 1,518 and Scott M. Sperling, 1,518.

(9)

James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 364,891 shares of Class A Common Stock (including 297,416 shares of Class A Common Stock owned of record personally, 1,475 shares of Class A Common Stock held as custodian for one or more minor children, and options owned of record personally to purchase 66,000 shares of Class A Common Stock that are exercisable within sixty days of October 16, 2015) and 15,156 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 49,005 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with his spouse, 4,324 shares of Class A Common Stock owned of record personally by his spouse, 388 shares of Class A Common Stock owned of record by his spouse through a 401(k) plan, 3,157 shares of Class A Common Stock owned of record by members of his household, and 39,886 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 1,475 shares of Class A Common Stock held as custodian for one or more minor children, 4,324 shares of Class A common Stock owned of record personally by his spouse, 3,157 shares of Class A Common Stock owned of record by members of his household, 388 shares of Class A Common Stock owned of record by his spouse through a 401(k) plan, and 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(10)	Includes 2,450 shares held in a trust of which Mr. Parsons is a trustee. Mr. Parsons disclaims beneficial ownership of the shares held in the trust.

(11)	Vincent Tese may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,774 shares of Class A Common Stock (including 744 shares of Class A Common Stock owned of record personally and options owned of record personally to purchase 1,000 shares of Class A Common Stock that are exercisable within sixty days of October 16, 2015).

(12)	Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 25,191 shares of Class A Common Stock (including 24,191 shares of Class A Common Stock owned of record personally and options owned of record personally to purchase 1,000 shares of Class A Common Stock that are exercisable within sixty days of October 16, 2015) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 49,414 shares of Class A Common Stock (including 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse and 47,864 shares of Class A Common Stock Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(13)	Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 27,057 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 75,232 shares of Class A Common Stock (including 20,618 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 6,750 shares Class A Common Stock held in trust for his children for which he serves as trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 20,618 shares of Class A Common Stock owned by his spouse, the 6,750 shares of Class A Common Stock held in trusts for his children for which he serves as trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.

(14)	Includes 100 shares owned by his minor child. Mr. Richter disclaims beneficial ownership.

(15)	Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 20,618 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 81,671 shares of Class A Common Stock (including 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(16)	Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 4,712 shares of Class A Common Stock (including 4,324 shares held directly and 388 shares of Class A Common Stock held through a 401(k) plan) owned personally, and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 409,184 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 297,416 shares of Class A Common Stock and options to purchase 66,000 shares of Class A Common Stock that are exercisable within sixty days of October 16, 2015, owned of record by her spouse, 1,475 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 3,157 shares of Class A Common Stock owned of record by members of her household and 39,886 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and 942,114 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 15,156 shares of Class B Common Stock owned of record by her spouse and 926,958 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 1,475 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 297,416 shares of Class A Common Stock and options to purchase 66,000 shares of Class A Common Stock that are exercisable within sixty days of October 16, 2015, owned of record personally by her spouse, 3,157 shares of Class A Common Stock owned of record by members of her household, 39,886 shares of Class A Common Stock and 942,114 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 15,156 shares of Class B Common Stock owned of record by her spouse and 926,958 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse).

(17)	Thomas C. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 40,767 shares of Class A Common Stock owned of record personally and the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(18)

Patrick F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or direct the disposition of 1,472 shares of Class A Common Stock and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 52,976 shares of Class A Common Stock (including 4,256 shares of Class A Common Stock owned jointly with his spouse, 344 shares of Class A Common Stock owned directly by his spouse, 512 shares of Class A Common Stock owned of record by the Daniel P. Mucci Trust (the “Mucci Trust”) for which he serves as trustee and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 886,015 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 344 shares of Class A Common Stock owned directly by his spouse, 512 shares of Class A Common Stock held by the Mucci Trust for which he serves as trustee, and 47,864 shares of Class A Common Stock and 886,015 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(19)	Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,555 shares of Class A Common Stock (including 4,705 shares of Class A Common Stock owned of record personally and 1,850 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 30,312 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 5,468,695 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts. She disclaims beneficial ownership of 1,850 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 5,499,007 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust.

(20)	Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 96,099 shares of Class A Common Stock (including 4,657 shares of Class A Common Stock held as custodian for one or more minor children and 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 87,750 shares of Class A Common Stock (including an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan) and an aggregate of 1,845,939 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of 4,657 shares of Class A Common Stock held as custodian for one or more minor children, 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10, an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 1,845,939 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.

(21)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 6,839 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 196,707 shares of Class A Common Stock (including 7,809 shares of Class A Common Stock owned jointly with her spouse, an aggregate of 95,728 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and 9,203,232 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including an aggregate of 1,804,996 shares of Class B Common Stock owned of record by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan and an aggregate of 7,398,236 Class B Common Stock owned of record by the 2009 Family Trusts). She disclaims beneficial ownership of 6,839 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 95,728 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 1,804,996 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Deborah A. Dolan-Sweeney and Patrick F. Dolan and an aggregate of 7,398,236 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(22)	Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,387 shares of Class A Common Stock (including 1,225 shares of Class A Common Stock owned of record personally and 1,162 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 89,350 shares of Class A Common Stock (including 950 shares of Class A Common Stock owned jointly with his spouse, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan) and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 1,162 shares of Class A Common Stock held as custodian for a minor child, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

(23)

David M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 301,032 shares of Class A Common Stock (including 1,827 shares of Class A Common Stock owned of record by the David M. Dolan Revocable Trust and 299,205 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 100,265 shares of Class A Common Stock (, 7,095 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of

Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 7,398,236 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts. He disclaims beneficial ownership of 299,205 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust, 7,095 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, an aggregate of 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 7,398,236 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(24)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(25)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(26)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(27)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Patrick F. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(28)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(29)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(30)	Charles P. Dolan may be deemed to have sole power to vote or direct the vote of and to dispose of or direct the disposition of 1,346 shares of Class A Common Stock owned personally.

(31)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(32)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(33)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(34)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(35)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(36)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(37)	The shares of Class A Common Stock owned of record through a 401(k) plan.

(38)	Based upon a Schedule 13D (Amendment No. 1) filed with the SEC on February 13, 2015, FMR LLC, together with Edward C. Johnson, III, a Director and the Chairman of FMR LLC, and Abigail P. Johnson, a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC, has sole voting power over 2,949 shares of Class A Common Stock and sole dispositive power over 6,565,572 shares of Class A Common Stock.

(39)	Based upon a Schedule 13G (Amendment No. 1) filed with the SEC on February 17, 2015, Mason Capital Management LLC (“Mason Capital”), together with Mr. Kenneth M. Garschina and Mr. Michael E. Martino, the managing principals of Mason Capital, has shared voting power and shared dispositive power over 4,384,533 shares of Class A Common Stock.

(40)	Based upon a Schedule 13D filed with the SEC on February 12, 2010 (the latest available), certain operating subsidiaries of GAMCO Investors, Inc. beneficially hold, or exercise investment discretion over various institutional accounts which would hold an aggregate of 4,826,838 shares of Class A Common Stock.

(41)	Based upon a Schedule 13G (Amendment No. 2) filed with the SEC on February 11, 2015, The Vanguard Group (“Vanguard”) beneficially owns 4,033,495 shares of Class A Common Stock. Vanguard has sole voting power over 40,426 shares of Class A Common Stock, sole dispositive power over 3,998,169 shares of Class A Common Stock and shared dispositive power over 35,326 shares of Class A Common Stock.

(42)	Based upon a Schedule 13G (Amendment No. 1) filed with the SEC on February 17, 2015, Clearbridge Investments, LLC (“Clearbridge Investments”) beneficially owns 4,039,035 shares of Class A Common Stock. Clearbridge Investments has sole voting power over 3, 914, 220 shares of Class A Common Stock and sole dispositive power over 4,039,035 shares of Class A Common Stock. Clearbridge Investments is not affiliated with ClearBridge Compensation Group, the independent compensation consultant to the Compensation Committee of the Company’s Board.

(43)	The number indicated represents the last known share amount on the Company’s records for Messrs. Creamer, Pollichino and Smith, each of whom separated from the Company during the fiscal year ended June 30, 2015.

(44)	Hank J. Ratner may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 111,086 shares of Class A Common Stock owned directly, 51,335 shares of Class A Common held in a Rabbi Trust and 1,349 shares of Class A Common Stock owned of record through a 401(k) Plan and 100 shares of Class A Common Stock owned by a member of his household. Mr. Ratner disclaims beneficial ownership of the 100 shares of Class A Common Stock owned by a member of his household.

(45)	Includes share amounts for Messrs. Sean R. Creamer, Charles P. Dolan, Kristin A. Dolan, David O’Connor, Robert J. Lynn, Richard D. Parsons, Robert M. Pollichino, Alan D. Schwartz, Thomas S. Smith, Jr., Scott M. Sperling, Vincent Tese, Joseph F. Yospe, Ms. Donna Coleman, Ms. Marianne Dolan Weber and Ms. Deborah Dolan-Sweeney each of whom is no longer a director or officer of the Company, as applicable.

(46)	Includes an aggregate of 7,610 shares of Class A Common Stock owned by his children, of which Mr. Smith disclaims beneficial ownership.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. In addition, Charles F. Dolan, members of the Dolan family and related family entities have entered into a Class B Stockholders Agreement which has the effect of causing the voting power of these Class B stockholders to be cast as a block on all matters to be voted on by holders of Class B Common Stock.

Charles F. Dolan, all other holders of Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Children’s Foundation, the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 16, 2015, the Dolan Parties owned approximately 8.1 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 60% of our Class B Common Stock as well as approximately 1.3 million shares of Class A Common Stock (including options), which represented approximately 2% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 13% of our Common Stock and 42% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 16, 2015, the Children Trusts owned 5,468,695 shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40% of our Class B Common Stock, as well as 271,228 shares of Class A Common Stock, which represented approximately 0.4% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 8% of our Common Stock and 28% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such stock will be converted to Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2015 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

Stockholder Proposals for 2016 Annual Meeting

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2016 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2016 annual meeting must submit their proposals to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001 on or before June 30, 2016. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2016 proxy statement.

In accordance with our Amended By-Laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2016 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder.

Advance Notice of Proxy Holders and Qualified Representatives

Stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on December 1, 2015 in order to allow enough time for the issuance of an admission ticket to such person. Notices should be directed to MSG Networks Inc., Attention: Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

2015 Form 10-K

A copy of the Company’s 2015 Annual Report, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to MSG Networks Inc., attention Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001. You also may obtain our 2015 Form 10-K over the Internet at the Securities and Exchange Commission’s website, www.sec.gov, or at www.msgnetworks.com by clicking on “Investors,” then “Financial Information” and following the link from our “SEC Filings” page.

LAWRENCE J. BURIAN Executive Vice President, General Counsel and Secretary

New York, New York

October 28, 2015

Annex A

MSG Networks Inc. 2010 Employee Stock Plan

(As Amended Through December 11, 2015)

1. Purpose. The purpose of MSG Networks Inc. 2010 Employee Stock Plan, as amended, is to compensate employees of the Company and its Affiliates who are and have been largely responsible for the management and growth of the business of the Company and its Affiliates and to advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and keen interest the Company and its Affiliates are largely dependent for the successful conduct of their operations. It is anticipated that such compensation and the acquisition of such proprietary interest in the Company will stimulate the efforts of such employees on behalf of the Company and its Affiliates, and strengthen their desire to remain with the Company and its Affiliates. It is also expected that such compensation and the opportunity to acquire such a proprietary interest will enable the Company and its Affiliates to attract and retain desirable personnel.

2. Definitions. When used in this Plan, unless the context otherwise requires:

(a) “Affiliate” shall mean (i) any Entity controlling, controlled by, or under common control with the Company or any other Affiliate and (ii) any Entity in which the Company owns at least five percent of the outstanding equity interest of such Entity.

(b) “Award” shall mean an Option, Right, Restricted Share or Restricted Stock Unit or other equity based award which is granted or made under the Plan.

(c) “Award Agreement” shall mean an agreement which may be entered into by a Participant under the Plan and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.

(d) “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(e) “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(f) “Company” shall mean MSG Networks Inc. (formerly known as The Madison Square Garden Company), a Delaware corporation.

(g) “Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.

(h) “Entity” shall mean any business, corporation, partnership, limited liability company or other entity.

(i) “Fair Market Value” on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which such Shares are primarily traded, but if no Shares were traded on such date, the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the New York Stock Exchange or any other stock exchange on which the Shares may be traded, or, if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

(j) “GAAP” shall mean accounting principles generally accepted in the United States of America.

(k) “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

(l) “Options” shall mean the stock options granted pursuant to Section 6 hereof.

(m) “Participant” shall mean any employee or former employee of the Company or any Affiliate who holds an outstanding Award granted under the Plan.

(n) “Performance Criteria” shall mean a goal or goals established by the Committee and measured over a period or periods selected by the Committee, such goal(s) to constitute a requirement that must be met in connection with the vesting, exercise and/or payment of an Award under the Plan as specified by the Committee. To the extent that an Award of Restricted Shares or Restricted Stock Units or another stock based award (other than Options and Rights) is intended to satisfy the requirements for deductibility under Section 162(m) of the Internal Revenue Code, the payment of the Award will be conditioned on the satisfaction of one or more of the performance criteria listed below over a period or periods selected by the Compensation Committee. The performance criteria may be determined by reference to the performance of the Company, an Affiliate or a business unit, product, team, network or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, subscriber, sponsor, viewer (or available viewer), basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, subscriber or customer acquisition or retention, ratings, viewership; (ix) operating metrics relating to sales, subscriptions, sponsorships or customer service or satisfaction; (x) capital spending management, network upgrades, facility maintenance, construction or renovation or product or service deployments; (xi) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xii) a specified increase in the fair market value of the Shares; (xiii) a specified increase in the private market value of the Company; (xiv) the Share price; (xv) earnings per share; and/or (xvi) total shareholder return.

(o) “Plan” shall mean this MSG Networks Inc. 2010 Employee Stock Plan, as amended from time to time.

(p) “Restricted Period” shall mean the period of time during which Restrictions shall apply to a Restricted Share, as determined by the Committee pursuant to Section 9 hereof.

(q) “Restricted Shares” shall mean the Shares awarded pursuant to Section 9 hereof that are subject to restrictions upon their sale, assignment, transfer, pledge or other disposal or encumbrance as determined by the Committee.

(r) “Restricted Stock Units” shall mean awards made pursuant to Section 10 hereof, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).

(s) “Restrictions” shall mean the restrictions upon sale, assignment, transfer, pledge or other disposal or encumbrance on a Restricted Share as determined by the Committee in respect of an Award of a Restricted Share pursuant to Section 9 hereof.

(t) “Rights” shall mean stock appreciation rights granted pursuant to Section 7 of the Plan.

(u) “Share” shall mean a share of MSG Networks Inc. Class A Common Stock, par value $0.01 per share.

(v) “Subsidiary” shall mean any “subsidiary corporation,” as defined in Section 424(f) of the Internal Revenue Code.

3. Administration. (a) The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors”, as defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and “outside directors” as defined in Section 162(m) of the Internal Revenue Code; provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). The Committee may also delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Internal Revenue Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.

(b) The Committee shall have full authority, subject to the terms of the Plan (including Section 19), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term or condition of an Award on the achievement of Performance Criteria, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any goals, restrictions, conditions or Performance Criteria (subject to the requirements of Section 162(m) of the Internal Revenue Code, if applicable to the Award) applicable to such Award, or impose new goals or restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

(c) No member of the Board of Directors or the Committee or any employee of the Company or any of its Affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4. Participants. Except as hereinafter provided, all employees of the Company and its Affiliates shall be eligible to receive Awards under the Plan, except that Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code shall be granted only to employees of the Company or a Subsidiary. Nothing herein contained shall be construed to prevent the making of one or more Awards at the same or different times to the same employee.

5. Share Limitations. (a) The Committee may make Awards under this Plan for up to an aggregate number of 7,000,000 Shares, which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award shall be paid, settled or exchanged or shall expire, lapse, terminate or be cancelled for any reason, in whole or in part, without the issuance of Shares, (ii) any Shares under an Award are not issued because of payment or withholding obligations or (iii) Restricted Shares shall revert back to the Company prior to the lapse of the Restrictions or be applied by the Company for purposes of tax withholding obligations, then the Committee may also grant Awards with respect to such Shares or Restricted Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.

(b) In no event shall any Participant be granted Awards during any one (1) calendar year for, or that relate to, an aggregate number of Shares exceeding 2,000,000. The maximum number of Shares underlying Awards that may be granted to an individual in any one (1) calendar year under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof.

6. Options. Options granted under the Plan shall be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or non-qualified options, as determined by the Committee in its sole discretion.

(a) Terms and Conditions. The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of an Option including, without limitation, conditions the satisfaction of which are measured by Performance Criteria; provided that, if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with Section 422 of the Internal Revenue Code. Unless the Award Agreement specifies that the Option is an incentive stock option, it shall be a non-qualified stock option. All or any part of any Options granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b) Exercise Price for Options. The exercise price per Share of the Shares to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Option is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 12 hereof.

(c) Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.

(d) Incentive Stock Options Granted to Ten Percent Stockholders. To the extent required by Section 422 of the Internal Revenue Code, no Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any employee who, at the time the Option is granted, owns, or is considered owning, within the meaning of Section 422 of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, unless the exercise price under such Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date such Option is granted and the duration of such option is no more than five (5) years.

(e) Initial Exercisability Limitation. The aggregate Fair Market Value (determined at the time that an Option is granted) of the Shares with respect to incentive stock options granted in any calendar year under all stock option plans of the Company or any corporation which (at the time of the granting of such incentive stock option) was a parent or Subsidiary of the Company, or of any predecessor corporation of any such corporation, which are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000, or, if different, the maximum allowed under Section 422 of the Internal Revenue Code.

(f) Settlement of an Option. When an Option is exercised pursuant to Section 8 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.

7. Rights. The Committee may grant to employees the right to receive such number of Rights, as determined by the Committee in its sole discretion.

(a) Terms and Conditions. The form, terms and conditions of each Right shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Rights as well as the conditions or circumstances upon which such Rights may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of a Right including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Rights granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b) Exercise Price for Rights. The exercise price of each Right shall be fixed by the Committee at the time a Right is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Right is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Right or Section 12 hereof.

(c) Duration of Rights. The duration of any Right granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Right is outstanding, the Right will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Right was granted.

(d) Settlement of Rights. Upon the exercise of any Rights, the Participant shall be entitled to receive from the Company an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Rights are exercised over the exercise price of the related Right by (ii) the number of Shares to which such Rights are related. Such amount shall be paid in cash, in Shares having a Fair Market Value equal to such amount, or a combination of cash and Shares, as the Committee shall determine at the time the Right is exercised or at the time the Right is granted.

8. Exercise of Options and Rights. (a) An Option or Right shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company). Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6(f) hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods of payment, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option.

(b) Except to the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d) hereof, within a reasonable time after exercise of an Option or Right the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or Right or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d), within a reasonable time after exercise of an Option or Right the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option or Right.

9. Restricted Shares. The Committee may grant to employees the right to receive such number of Restricted Shares, as determined by the Committee in its sole discretion.

(a) Issuance; Terms and Conditions. The form, terms and conditions of each Restricted Share shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the Restrictions upon such Restricted Shares, the dates as of which Restrictions upon such Restricted Shares will cease, and the conditions or circumstances upon which such Restricted Shares will be forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more Restrictions to the vesting of a Restricted Share that relate to the satisfaction of Performance Criteria.

(b) Payment of Par Value. To the extent a Participant is required by law to pay to the Company the par value of a Restricted Share, such Participant shall have forty-five (45) business days from the date of such grant to pay to the Company, in cash or by check, an amount equal to the par value of a Share multiplied by the number of Shares or Restricted Shares which have been granted to the employee by the Committee. In such instances, if the Participant fails to make payment to the Company for such Shares or Restricted Shares within forty-five (45) business days of the grant thereof, the Company shall withhold, or shall cause to be withheld, the amount of such payment from compensation otherwise due the employee from the Company or any Affiliate. Unless the Committee determines otherwise, a Participant’s prior service with the Company or any of its

Affiliates shall be deemed sufficient consideration for such Restricted Shares and no payment therefore (including, without limitation, for the par value of the Restricted Shares) shall be due from the Participant. Subject to the provisions of Section 15 hereof, the Committee, in its sole discretion, shall either issue to the employee a certificate representing such Restricted Shares or credit the number of such Restricted Shares to a book-entry account upon the payment due, if any, pursuant to this paragraph.

(c) Restriction on Shares. In no event shall a Restricted Share be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until the expiration of the Restricted Period which relates to such Restricted Share. All or any part of any outstanding Restricted Shares granted to any Participant may be vested in full and the Restrictions thereon shall lapse upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(d) Forfeiture of Restricted Shares. If Restricted Shares are forfeited pursuant to the terms of the Plan or an Award Agreement, such Restricted Shares shall revert back and belong to the Company. In the event that any Restricted Shares should be forfeited by the Participant, revert back and belong to the Company, any stock certificate or certificates representing such Restricted Shares shall be cancelled and the Restricted Shares shall be returned to the treasury of the Company. Upon the reversion of such Restricted Shares, the Company shall repay to the employee or (in the case of death) to the representative of the employee’s estate, the full cash amount paid, if any, to the Company by the employee for such Restricted Shares pursuant to Section 9(b) hereof.

(e) Right to Vote and Receive Dividends on Restricted Shares. Each Participant shall, during the Restricted Period, be the beneficial and record owner of such Restricted Shares and shall have full voting rights with respect thereto. Unless the Committee determines otherwise, during the Restricted Period, all ordinary cash dividends (as determined by the Committee in its sole discretion) paid upon any Restricted Share shall be retained by the Company for the account of the relevant Participant. Such dividends shall revert back to the Company if for any reason the Restricted Share upon which such dividends were paid reverts back to the Company. Upon the expiration of the Restricted Period, all such dividends made on such Restricted Share and retained by the Company will be paid to the relevant Participant.

10. Restricted Stock Units. The Committee may grant to employees such number of Restricted Stock Units as it may determine in its sole discretion.

(a) Terms and Conditions. The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units. The Committee may, in its sole discretion, establish one or more conditions to the vesting of a Restricted Stock Unit including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Restricted Stock Unit granted to any Participant may be vested in full or paid upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b) Settlement of Restricted Stock Units. The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of an adjustment, pursuant to Section 12 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted Stock Unit shall be only those of a general unsecured creditor of the Company.

(c) Right to Receive Dividends on Restricted Stock Units. Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.

11. Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards (including unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.

12. Certain Adjustments. (a) In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 12(a), the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards.

(b) Fractional Shares or Securities. Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 12 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.

13. No Rights of a Stockholder. A Participant shall not be deemed to be the holder of, or have any of the rights of a stockholder with respect to, any Shares subject to Options, Rights or Restricted Stock Units unless and until the Company shall have issued and delivered Shares to the Participant and said Participant’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.

14. No Right to Continued Employment. Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continued employment by the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate such employment.

15. Issuance of Shares and Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Any stock certificate representing Restricted Shares shall contain an appropriate legend referring to the Plan and the Restrictions upon such Restricted Shares. Simultaneously with delivery of any stock certificate for Restricted Shares, the Company may cause a stop transfer order with respect to such certificate to be placed with the transfer agent of the Shares.

16. Withholding. If the Company or an Affiliate shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company or an Affiliate shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for

GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company or Affiliate, promptly when requested by the Company or such Affiliate, sufficient funds or Shares to meet the requirements of such withholding and the Company or Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Affiliate out of any funds or property due to the Participant.

17. Right of Offset. The Company shall have the right to offset against its obligation to deliver Shares, cash or other property under any Award that does not constitute “non-qualified deferred compensation” pursuant to Section 409A of the Internal Revenue Code any outstanding amounts of whatever nature that the Participant then owes to the Company or any of its Affiliates.

18. Non-Transferability of Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.

19. Administration and Amendment of the Plan. The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 12(a) except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.

20. Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any clawback policy adopted by the Company.

21. No Repricing & Reloads. Unless otherwise approved by the stockholders of the Company, Options and Rights will not be repriced (other than in accordance with the adjustment provisions of Section 12), repurchased for cash on a date when the exercise price of such Option or Right is equal to or exceeds the Fair Market Value a Share or be subject to automatic reload provisions.

22. Effective Date. The Plan, as amended, shall become effective on December 11, 2015.

23. Severability. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

24. Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

25. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

26. Governing Law. The Plan and any Award Agreements shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

27. Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

28. Duration. This Plan shall remain in effect until December 11, 2025 unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.

29. Distribution Issuance. (a) Notwithstanding Section 3 of the Plan, the Compensation Committee (the “Cablevision Committee”) of the Board of Directors of Cablevision Systems Corporation (“Cablevision”) may grant Awards with respect to outstanding equity awards of Cablevision in connection with the distribution by Cablevision to holders of its common stock of all of the outstanding Shares (such distribution, the “Distribution”). In this capacity, the Cablevision Committee shall have full authority to grant Awards in connection with the Distribution and determine the recipients, terms and conditions of such Awards, and each member of the Cablevision Committee shall be considered a “Covered person” for purposes of Section 3(c) of the Plan.

(b) Notwithstanding Section 6(b) and Section 7(b) of the Plan, the exercise price of each Option and Right granted by the Cablevision Committee in connection with the Distribution may be lesser than the Fair Market Value of a Share on the day on which the Option or Right is granted, in order to preserve the intrinsic value of the outstanding Cablevision equity awards prior to the Distribution.

Annex B

MSG Networks Inc. 2010 Cash Incentive Plan

(As Amended Through December 11, 2015)

1. Purpose. The purposes of the MSG Networks Inc. 2010 Cash Incentive Plan, as amended, are (a) to advance the interest of the Company and its shareholders by providing a means to motivate the employees of the Company and its Affiliates, upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent; (b) to link the rewards of the employees of the Company and its Affiliates to the achievement of specific performance objectives and goals when so desired; (c) to assist the Company and its Affiliates in maintaining a competitive total compensation program that serves to attract and retain the most highly qualified individuals; and (d) to permit the grant and payment of awards that are deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code when so desired.

2. Definitions. When used in this Plan, unless the context otherwise requires:

(a) “Affiliate” shall mean (i) any Entity controlling, controlled by, or under common control with the Company or any other Affiliate and (ii) any Entity in which the Company owns at least five percent of the outstanding equity interest of such Entity.

(b) “Annual Incentive Award” shall mean an annual incentive award to be earned (and therefore payable) in respect of a Participant’s performance over one Plan Year, granted pursuant to Section 6.

(c) “Award” shall mean a cash award which is granted or made under the Plan including an Annual Incentive Award and a Long-Term Incentive Award.

(d) “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(e) “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(f) “Company” shall mean MSG Networks Inc. (formerly The Madison Square Garden Company), a Delaware corporation.

(g) “Covered Employee” shall mean any employee of the Company or its subsidiaries who, in the discretion of the Committee, is likely to be a “covered employee” under Section 162(m) of the Internal Revenue Code for the year in which an Award is payable and any employee of the Company or an Affiliate designated by the Committee as such, in its discretion, for purposes of an Award.

(h) “Entity” shall mean any business, corporation, partnership, limited liability company or other entity.

(i) “GAAP” shall mean accounting principles generally accepted in the United States of America.

(j) Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

(k) “Long-Term Incentive Award” shall mean a long-term incentive award to be earned over a period extending beyond one Plan Year, granted pursuant to Section 5.

(l) “Participant” shall mean an employee of the Company or an Affiliate who is granted an Award by the Committee under the Plan.

(m) “Performance Criteria” shall mean a goal or goals established by the Committee and measured over a period or periods selected by the Committee, such goal(s) to constitute a requirement that must be met in connection with the vesting, exercise and/or payment of an Award under the Plan as specified by the Committee. To the extent that an Award is intended to satisfy the requirements for deductibility under Section 162(m) of the Internal Revenue Code, the payment of the Award will be conditioned on the satisfaction of one or more of the performance criteria listed below over a period or periods selected by the Compensation Committee. The performance criteria may be determined by reference to the performance of the Company, an Affiliate or a business unit, product, team, network or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, subscriber, sponsor, viewer (or available viewer), basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, subscriber or customer acquisition or retention, ratings, viewership; (ix) operating metrics relating to sales, subscriptions, sponsorships or customer service or satisfaction; (x) capital spending management, network upgrades, facility maintenance, construction or renovation or product or service deployments; (xi) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xii) a specified increase in the fair market value of the Company’s common stock; (xiii) a specified increase in the private market value of the Company; (xiv) the price of the Company’s common stock; (xv) earnings per share; and/or (xvi) total shareholder return.

(n) “Permitted Transferees” shall have the meaning set forth in Paragraph 9 hereof.

(o) “Plan” shall mean the MSG Networks Inc. 2010 Cash Incentive Plan, as it may be amended from time to time.

(p) “Plan Year” shall mean the Company’s fiscal year.

3. Administration.

(a) The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “outside directors” to the extent required by Section 162(m) of the Internal Revenue Code; provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). The Committee may also delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Internal Revenue Code.

(b) The Committee shall have full authority, subject to the terms of the Plan (including Section 10), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Awards and Award certificates, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, including, but not limited to, conditioning the payout or other term or condition of an Award on the achievement of Performance Criteria, if so desired, (h) amend any outstanding Award in any respect including, without limitation, to (1) accelerate the time or times at which an Award is paid or (2) waive or amend any goals, restrictions, conditions or Performance Criteria (subject to the requirements of Section 162(m) of the Internal Revenue Code, if applicable to the Award) applicable to such Award, or impose new goals or restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be paid, canceled, forfeited or suspended or (2) amounts payable with respect to an Award may be deferred either automatically or at the election of the participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

(c) No member of the Board of Directors or the Committee or any employee of the Company or any of its Affiliates (each such person an “Affected Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Affected Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Affected Person in connection with or resulting from any action, suit or proceeding to which such Affected Person may be a party or in which such Affected Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Affected Person, with the Company’s approval, in settlement thereof, or paid by such Affected Person in satisfaction of any judgment in any such action, suit or proceeding against such Affected Person; provided that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Affected Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Affected Person giving rise to the indemnification claim resulted from such Affected Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Affected Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4. Participants. All employees of the Company or an Affiliate shall be eligible to receive Awards under the Plan. Nothing herein contained shall be construed to prevent the making of one or more Awards at the same or different times to the same employee.

5. Long-Term Incentive Awards.

(a)	Terms and Conditions. The amount, form, terms and conditions of each Long-Term Incentive Award shall be determined by the Committee in its sole discretion and may be set forth in an Award certificate. Such terms and conditions may include, without limitation, the date or dates and the conditions or circumstances upon which such Award shall be paid to the Participant, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the entitlement of a Long-Term Incentive Award including, without limitation, conditions the satisfaction of which are measured by the achievement of Performance Criteria.

(b)	Duration of Awards. The duration of any Long-Term Incentive Award granted under this Plan shall be for a period fixed by the Committee but shall in no event be more than ten years.

(c)	Dollar Limitation. At the time a Long-Term Incentive Award is granted, the Committee shall determine whether it is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code. In no event shall any Covered Employee be granted, in any one Plan Year, Long-Term Incentive Awards intended to satisfy such requirements that provide for the maximum payment of an aggregate amount exceeding $10 million.

(d)

Committee Certification. If the Company establishes conditions to the entitlement of a Long-Term Incentive Award relating to the achievement of Performance Criteria pursuant to Section 5(a), the Committee shall determine (in a writing consistent with the requirements of Section 162(m) of the Internal Revenue Code with respect to any Covered Employee) whether the Performance Criteria have been met with respect to any affected Participant and, if they have, so certify and ascertain the amount of the applicable Long-Term Incentive Award. No such Long-Term Incentive Award will be paid until such certification is made by the Committee.

(e)	Payment of Long-Term Incentive Awards. Long-Term Incentive Awards shall be payable as soon as practicable following the certification by the Committee described in Section 5(d). All or any part of any outstanding Long-Term Incentive Awards granted to any Participant shall be payable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6. Annual Incentive Awards.

(a) Terms and Conditions. The amount, form, terms and conditions of each Annual Incentive Award shall be determined by the Committee in its sole discretion and may be set forth in an Award certificate. Such terms and conditions may include, without limitation, the date or dates and the conditions upon which such Award shall be paid to the Participant or forfeited. The Committee may, in its sole discretion, establish one or more conditions to the entitlement of an Annual Incentive Award including, without limitation, conditions the satisfaction of which are measured by the achievement of Performance Criteria.

(b) Dollar Limitation. At the time an Annual Incentive Award is granted, the Committee shall determine whether it is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code. In no event shall any Covered Employee be granted, in respect of performance in any one Plan Year, Annual Incentive Awards intended to satisfy such requirements in a maximum amount exceeding in the aggregate $10 million.

(c) Committee Certification. If the Company establishes conditions to the entitlement of an Annual Incentive Award relating to the achievement of Performance Criteria pursuant to Section 6(a), the Committee shall determine (in a writing consistent with the requirements of Section 162(m) of the Internal Revenue Code with respect to any Covered Employee) whether the Performance Criteria have been met with respect to any affected Participant and, if they have, so certify and ascertain the amount of the applicable Annual Incentive Award. No Annual Incentive Award will be paid until such certification is made by the Committee.

(d) Payment of Annual Incentive Awards. Annual Incentive Awards shall be payable as soon as practicable following the certification by the Committee described in Section 6(c). All or any part of any outstanding Annual Incentive Awards granted to any Participant shall be payable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

7. No Right to Continued Employment. Nothing in the Plan or in any Award certificate shall confer upon any Participant the right to continued employment by the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate such employment.

8. Withholding. If the Company or an Affiliate shall be required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations in respect of the payment of an Award to the Participant, the Company or an Affiliate shall be entitled to deduct or withhold such amounts from any cash payments made to the Participant. In any event, the Participant shall make available to the Company or Affiliate, promptly when requested by the Company or such Affiliate, sufficient funds to meet the requirements of such withholding and the Company or Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Affiliate out of any funds or property due to the Participant.

9. Non-Transferability of Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

10. Administration and Amendment of the Plan. The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan, as permitted by applicable law, except that it may not amend or revise, in any manner unfavorable to a recipient (other than if immaterial), any Long-Term Incentive Award, without the consent of the recipient of that Long-Term Incentive Award.

11. Right of Offset. The Company shall have the right to offset against its obligation to deliver amounts under any Award that does not constitute “non-qualified deferred compensation” pursuant to Section 409A of the Internal Revenue Code any outstanding amounts of whatever nature that the Participant then owes to the Company or any of its Affiliates.

12. Effective Date. The Plan, as amended, shall become effective on December 11, 2015.

13. Severability. If any of the provisions of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

14. Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

15. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award certificates, as to the persons who receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

16. Governing Law. All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

17. Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

18. Final Issuance Date. No Awards shall be made under this Plan after December 11, 2020.

Annex C

MSG Networks Inc. 2010 Stock Plan For Non-Employee Directors

(As Amended Through December 11, 2015)

1. Purpose. The purposes of the MSG Networks Inc. 2010 Stock Plan for Non-Employee Directors, as amended, are to attract and retain individuals who are not employees of the Company as members of the Board of Directors, by encouraging them to acquire a proprietary interest in the Company which is parallel to that of the stockholders of the Company.

2. Definitions. The following terms shall have the respective meanings assigned to them as used herein:

(a) “Award” shall mean an Option, Restricted Stock Unit and other stock-based award granted under the Plan.

(b) “Award Agreement” shall mean an agreement which may be entered into by a Participant and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(d) “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(e) “Company” shall mean MSG Networks Inc. (formerly known as The Madison Square Garden Company), a Delaware corporation.

(f) “Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.

(g) “Fair Market Value” on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which such Shares are primarily traded, but if no Shares were traded on such date, the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the New York Stock Exchange or any other stock exchange on which the Shares may be traded, or, if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

(h) “GAAP” shall mean accounting principles generally accepted in the United States of America.

(i) “Non-Employee Director” shall mean a member of the Board of Directors who is not a current employee of the Company or its subsidiaries.

(j) “Option” shall mean an option granted pursuant to Section 6.1 of the Plan.

(k) “Participant” shall mean a Non-Employee Director who has been granted an Award under the Plan.

(l) “Plan” shall mean the MSG Networks Inc. 2010 Stock Plan for Non-Employee Directors, as amended from time to time.

(m) “Restricted Stock Unit” shall mean a restricted stock unit granted pursuant to Section 6.2 of the Plan, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).

(n) “Share” shall mean a share of MSG Networks Inc. Class A Common Stock, par value $0.01 per share.

3. Plan Administration.

3.1. Committee. The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”); provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). It is expected and permitted that members of the Committee shall be Participants.

3.2. Authority. The Committee shall have full authority, subject to the terms of the Plan (including Section 12), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any restrictions or conditions applicable to such Award, or impose new restrictions or conditions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

3.3. Liability. No member of the Board of Directors or the Committee or any employee of the Company or any of its affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4. Eligibility. All Non-Employee Directors are eligible for the grant of Awards. Non-Employee Directors of Cablevision Systems Corporation (“Cablevision”) are also eligible for the grant of Shares in connection with the spin-off of the Company from Cablevision in respect of their outstanding awards issued by Cablevision.

5. Shares Subject to the Plan.

5.1. Number. Effective December 11, 2015, the aggregate number of Shares that may be subject to Awards granted under this Plan shall not exceed 300,000, inclusive of Shares remaining available for grant immediately prior to such effective date, which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award shall be paid, settled or exchanged or shall expire, lapse, terminate or be cancelled for any reason without the issuance of Shares or (ii) any Shares under an Award are not issued because of payment or withholding obligations, then the Committee may also grant Awards with respect to such Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the adjustments provided for in Section 5.2 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.

5.2. Adjustment in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 5.2, the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards. Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 5.2 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.

6. Terms and Conditions of Awards.

6.1. Options.

6.1.1 Terms and Conditions. The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified; provided, however, that unless the Award Agreement states otherwise, all Options granted under the Plan shall be fully vested and exercisable on the date of grant. All or any part of any unexercised Options granted to any Participant, to the extent not otherwise exercisable, may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6.1.2 Exercise Price. The exercise price per Share of the Shares to be purchased pursuant to each Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the date on which the Option is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 5.2 hereof.

6.1.3 Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.

6.1.4 Written Notice for Exercise. An Option shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company).

6.1.5 Payment. Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6.1.6 hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option. Except to the extent the Committee chooses to settle any Option in cash pursuant to Section 6.1.6 hereof, within a reasonable time after exercise of an Option the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option in cash pursuant to Section 6.1.6, within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option.

6.1.6 Settlement of an Option. When an Option is exercised pursuant to Section 6.1.4 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.

6.2. Restricted Stock Units.

6.2.1 Terms and Conditions. The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units; provided, however, that unless the Award Agreement states otherwise, all Restricted Stock Units granted under the Plan shall be fully vested on the date of grant and shall be payable on such date as determined by the Committee. All or any part of any Restricted Stock Units granted to any Participant, to the extent not otherwise paid, may be paid to the Participant upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6.2.2 Settlement of Restricted Stock Units. The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of adjustment, pursuant to Section 5.2 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted Stock Unit shall be only those of a general unsecured creditor of the Company.

6.2.3 Right to Receive Dividends on Restricted Stock Units. Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.

6.3. Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards (including, without limitation, restricted Shares, unrestricted Shares and stock appreciation rights) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.

7. No Rights of a Stockholder. A Participant shall not have any of the rights or privileges of a stockholder of the Company with respect to the Shares subject to an Award unless and until such Shares have been issued and have been duly registered in the Participant’s name. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.

8. Compliance with Rule 16b-3. It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Act”). If any provision of the Plan is later found not to be in compliance with such Rule, the provision shall be deemed null and void. All actions with respect to Awards under the Plan shall be executed in accordance with the requirements of Section 16 of the Act, as amended, and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any Awards granted thereunder to the Rule’s requirements.

9. Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

10. Withholding. If the Company shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company, promptly when requested by the Company, sufficient funds or Shares to meet the requirements of such withholding and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due to the Participant.

11. Non-Transferability of Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.

12. Administration and Amendment of Plan. The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 5.2 except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.

13. No Repricing & Reloads. Unless otherwise approved by the stockholders of the Company, Options and stock appreciation rights will not be repriced (other than in accordance with the adjustment provisions of Section 5.2), repurchased for cash on a date when the exercise price of such Option or stock appreciation right is equal to or exceeds the Fair Market Value of a Share or be subject to automatic reload provisions.

14. Effective Date. The Plan, as amended, shall become effective on December 11, 2015.

15. Severability. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

16. Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

17. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Participants (whether or not such Participants are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the terms and provisions of Awards under the Plan.

18. Governing Law. The Plan and any Award Agreements shall be governed by, and construed in accordance with, the laws of the state of Delaware, without reference to principles of conflicts of laws.

19. Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

20. Duration. This Plan shall remain in effect until December 11, 2025 unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.

21. Distribution Issuance.

21.1. Notwithstanding Section 3 of the Plan, the Compensation Committee (the “Cablevision Committee”) of the Board of Directors of Cablevision Systems Corporation (“Cablevision”) may grant Awards with respect to outstanding equity awards of Cablevision in connection with the distribution by Cablevision to holders of its common stock of all of the outstanding Shares (such distribution, the “Distribution”). In this capacity, the Cablevision Committee shall have full authority to grant Awards in connection with the Distribution and determine the recipients, terms and conditions of such Awards, and each member of the Cablevision Committee shall be considered a “Covered Person” for purposes of Section 3.3 of the Plan.

21.2. Notwithstanding Section 6.1.2 of the Plan, the exercise price per Share of the Shares to be purchased pursuant to each Option granted by the Cablevision Committee in connection with the Distribution may be less than the Fair Market Value of a Share on the date on which the Option is granted, in order to preserve the intrinsic value of the outstanding Cablevision equity awards prior to the Distribution in accordance with the requirements of Section 409A of the Internal Revenue Code.

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 10, 2015 (December 9, 2015 for participants in any of the 401(k) Plans of MSG Networks Inc., The Madison Square Garden Company, Cablevision Systems Corporation or AMC Networks Inc., if applicable). Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by MSG Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 10, 2015 (December 9, 2015 for participants in any of the 401(k) Plans of MSG Networks Inc., The Madison Square Garden Company, Cablevision Systems Corporation or AMC Networks Inc., if applicable). Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 10, 2015 (December 9, 2015 for participants in any of the 401(k) Plans of MSG Networks Inc., The Madison Square Garden Company, Cablevision Systems Corporation or AMC Networks Inc., if applicable).

If you vote by Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97088-TBD	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal (1) and FOR Proposals (2), (3), (4) and (5) as more fully described in the accompanying Proxy Statement.

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

The Board of Directors recommends you vote FOR ALL the following Director nominees:

1. Election of the following nominees as Directors:

(01) Eugene F. DeMark

(02) Joel M. Litvin

(03) John L. Sykes

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2016.	☐	☐	☐

3. To approve the Company’s 2010 Employee Stock Plan, as amended.	☐	☐	☐

4. To approve the Company’s 2010 Cash Incentive Plan, as amended.	☐	☐	☐

5. To approve the Company’s 2010 Stock Plan for Non-Employee Directors, as amended.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears.

If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign.

When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

FOLD AND DETACH HERE	M97089-TBD

CLASS A PROXY MSG NETWORKS INC.
Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 11, 2015

The undersigned hereby appoints Andrea Greenberg, Bret Richter and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Friday, December 11, 2015, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy but do not give any direction, your shares will be voted “FOR” each of the Director nominees in Proposal (1), “FOR” Proposals (2), (3), (4) and (5) and, in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in any of the 401(k) Plans of MSG Networks Inc., The Madison Square Garden Company, Cablevision Systems Corporation or AMC Networks Inc., if applicable: If you hold shares of the Company’s Class A Common Stock through one or more of the foregoing plans, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the Plans, how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Time, on December 9, 2015 so that the Trustee (who votes the shares on behalf of the Plans’ participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a Participant’s account for which it has not received instructions from the Participant. Please read the enclosed Proxy Statement for more information.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free). The deadline to obtain an admission ticket is 5:00 P.M. on December 1, 2015. For further details, read “How do I attend the 2015 Annual Meeting in person and what identification must I show?” on page 3 of the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of MSG Networks Inc. (formerly known as The Madison Square Garden Company).

(Continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 10, 2015. Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by MSG Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 10, 2015. Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 10, 2015.

If you vote by Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97090-TBD	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal (1) and FOR Proposals (2), (3), (4) and (5), as more fully described in the accompanying Proxy Statement.

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

The Board of Directors recommends you vote FOR the following Director nominees:

1. Election of the following nominees as Directors:

(01) James L. Dolan	(06) Quentin F. Dolan

(02) William J. Bell	(07) Wilt Hildenbrand

(03) Charles F. Dolan	(08) Hank J. Ratner

(04) Paul J. Dolan	(09) Brian G. Sweeney

(05) Thomas C. Dolan

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2016.	☐	☐	☐

3. To approve the Company’s 2010 Employee Stock Plan, as amended.	☐	☐	☐

4. To approve the Company’s 2010 Cash Incentive Plan, as amended.	☐	☐	☐

5. To approve the Company’s 2010 Stock Plan for Non-Employee Directors, as amended.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears.

If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign.

When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

FOLD AND DETACH HERE	M97091-TBD

CLASS B PROXY

MSG NETWORKS INC.
Solicited by the Board of Directors for the
Annual Meeting of Stockholders on December 11, 2015

The undersigned hereby appoints Andrea Greenberg, Bret Richter and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Friday, December 11, 2015, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you return a signed proxy card but do not, give any direction, your shares will be voted “FOR” each of the Director Nominees in Proposal (1), “FOR” Proposals (2), (3), (4) and (5) and, in the discretion of the proxies, upon such other matters that may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free). The deadline to obtain an admission ticket is 5:00 P.M. on December 1, 2015. For further details, read “How do I attend the 2015 Annual Meeting in person and what identification must I show?” on page 3 of the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of MSG Networks Inc. (formerly known as The Madison Square Garden Company).

(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on December 11, 2015

MSG NETWORKS INC.	Meeting Information

	Meeting Type:	Annual Meeting

	For holders as of:	October 21, 2015

Date: December 11, 2015 Time: 10:00 AM Eastern Time

Location: The Paley Center for Media
25 West 52nd Street
New York, NY 10019

11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE	PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before November 24, 2015 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: You may vote in person at the meeting. At the annual meeting, you will need to request a ballot to vote these shares. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state, or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m. Eastern Time on December 10, 2015 (December 9, 2015 for participants in any of the 401(k) Plans of MSG Networks Inc., The Madison Square Garden Company, Cablevision Systems Corporation or AMC Networks Inc., if applicable).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Directors’ recommendation.

The Board of Directors recommends you vote FOR ALL the following Director nominees:

1.	Election of the following nominees as Directors:

(01) Eugene F. DeMark

(02) Joel M. Litvin

(03) John L. Sykes

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2016.

3.	To approve the Company’s 2010 Employee Stock Plan, as amended.

4.	To approve the Company’s 2010 Cash Incentive Plan, as amended.

5.	To approve the Company’s 2010 Stock Plan for Non-Employee Directors, as amended.